Filed Pursuant to Rule 497
Securities Act File No. 333-190357

PROSPECTUS
American Capital Senior Floating, Ltd.
10,000,000 Shares
We are a newly organized externally managed, non-diversified closed-end investment management company. Our objective is to seek to provide our investors attractive, risk-adjusted returns over the long-term primarily through current income while seeking to preserve our capital. We intend to achieve this objective by selectively constructing and actively managing a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans to large-market, U.S.-based companies (collectively, “Leveraged Loans”). Under normal market conditions, we intend to have at least 70% of our investments in Leveraged Loans. We also invest opportunistically in equity tranches of collateralized loan obligations (“CLOs”) collateralized primarily by Leveraged Loans and may invest in debt tranches of CLOs collateralized primarily by Leveraged Loans. Under normal market conditions, we intend to limit our investments in CLOs to 20% of our portfolio. In addition to these assets, we may selectively invest in loans issued by middle-market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Leveraged Loan positions previously held by us. We refer to our intended investments described in this paragraph collectively as our “Investments.” We intend to utilize leverage to enhance stockholder returns, and believe that, when properly financed and hedged, our investment strategy can produce attractive risk-adjusted returns. We acquired our initial portfolio during the period from October 15, 2013 through December 6, 2013. As of December 6, 2013, our investment portfolio totaled $198.5 million at fair value, consisting of $168.7 million of Leveraged Loans and $29.8 million of CLO equity investments.
We have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Upon completion of our initial public offering, we will be externally managed by American Capital ACSF Management, LLC (our “Manager”), an indirect subsidiary of American Capital Asset Management, LLC (“ACAM”), which is a wholly-owned portfolio company of American Capital, Ltd. (NASDAQ: ACAS) (“American Capital”), a publicly traded private equity firm and global asset manager with $117 billion in assets under management as of September 30, 2013. American Capital and the parent company of our Manager will provide to our Manager the administrative services necessary for us to operate.
This is our initial public offering and our shares of common stock have no history of public trading. We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”). Subject to official notice of issuance, our common stock has been approved for listing on The NASDAQ Global Market under the symbol “ACSF.”
The initial public offering price of our common stock is $15.00 per share. At our request, the underwriters have reserved up to 299,900 shares of our common stock being offered by this prospectus for sale at the initial public offering price to ACAM and up to 200,100 shares of our common stock being offered by this prospectus for sale at the initial public offering price to certain employees of the parent company of our Manager through a directed share program (the “Reserved Shares”). The sale of Reserved Shares will be made by Morgan Stanley & Co. LLC through the directed share program. Such purchase will result in ACAM owning an aggregate of approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act, upon completion of our initial public offering (or approximately 2.6% if the underwriters exercise the over-allotment option described below in full).
In addition to the 10,000,000 shares being offered by this prospectus in our initial public offering, this prospectus also relates to up to 3,000,000 shares, as estimated based on the initial public offering price, that we will offer and sell under our dividend reinvestment and stock purchase plan following the consummation of our initial public offering. The underwriters will not receive any underwriting discount or commission on the Reserved Shares or shares sold under our dividend reinvestment and stock purchase plan.
This prospectus contains information you should know before investing in our common stock, including information about risks associated therewith. Please read it before you invest and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). You may obtain a copy of any of these documents by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by calling 301-968-9310. This information will also be available at our website www.ACSF.com or www.AmericanCapitalSeniorFloating.com. We will not charge you for these documents. The SEC also maintains a website at www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value (“NAV”). If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 15. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our common stock.
The common stock being offered has not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Initial price to public	$15.00	$150,000,000
Underwriting discount(1)	$0.825	$7,837,500
Proceeds, before expenses, to American Capital Senior Floating, Ltd.	$15.00	$150,000,000
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(1)    For all shares sold in the offering described in this prospectus other than the Reserved Shares and shares sold under our dividend reinvestment and stock purchase plan, the underwriters will be entitled to receive $0.825 per share payable by our Manager at settlement. See “Underwriting.”
We have granted the underwriters the right to purchase up to an additional 1,500,000 shares of our common stock from us at the initial public offering price, less the underwriting discount, within 30 days after the date of this prospectus solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total price to the public would be $172,500,000, the total discount payable by our Manager would be $9,075,000, and the total proceeds, before expenses, to us would be $172,500,000. Immediately following the completion of our initial public offering, we estimate that our NAV per share will be $14.93, as discussed in more detail under the section entitled “Dilution” on page 35 of this prospectus.
The underwriters expect to deliver the shares of common stock to purchasers on or about January 22, 2014.
Joint-Book Running Managers

Morgan Stanley	Citigroup	Deutsche Bank Securities	Keefe, Bruyette & Woods	UBS Investment Bank
A Stifel Company
Co-Lead Managers

Credit Suisse	J.P. Morgan	Oppenheimer & Co.	RBC Capital Markets
Co-Managers

BB&T Capital Markets	Sterne Agee	Wunderlich Securities
_________________________________________________
The date of this prospectus is January 15, 2014.

PROSPECTUS SUMMARY

This summary highlights key information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in shares of our common stock. Before making a decision to invest in our common stock, you should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, in this prospectus “ACSF” refers to American Capital Senior Floating, Ltd., a newly-organized Maryland corporation, “ACSF Funding” refers to ACSF Funding I, LLC, a Delaware limited liability company and a wholly-owned special purpose financing vehicle of American Capital Senior Floating, Ltd., “we,” “us,” “our,” and “the Company” refer to American Capital Senior Floating, Ltd. and ACSF Funding I, LLC collectively, “our Manager” refers to American Capital ACSF Management, LLC, a newly-formed Delaware limited liability company, and “American Capital” refers to American Capital, Ltd., a Delaware corporation. Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their option to purchase up to an additional 1,500,000 shares of our common stock solely to cover over-allotments, if any.
Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

Our Company

We are a newly-organized Maryland corporation. Upon completion of our initial public offering, we will be externally managed and advised by American Capital ACSF Management, LLC, an investment adviser that has been registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). We have elected to be treated as a BDC under the 1940 Act. We intend to operate as a non-diversified closed-end investment management company and to elect to be taxed as a regulated investment company (“RIC”), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Our objective is to seek to provide our investors attractive, risk-adjusted returns over the long-term primarily through current income while seeking to preserve our capital. We intend to achieve this objective by selectively constructing and actively managing a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans to large-market, U.S.-based companies (collectively, “Leveraged Loans”). We also invest opportunistically in equity tranches of collateralized loan obligations (“CLOs”) collateralized primarily by Leveraged Loans and may invest in debt tranches of CLOs collateralized primarily by Leveraged Loans. In addition to these assets, we may selectively invest in loans issued by middle-market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Leveraged Loan positions previously held by us. We refer to our intended investments described in this paragraph collectively as our “Investments.” We intend to utilize leverage to enhance stockholder returns, and believe that, when properly financed and hedged, our investment strategy can produce attractive risk-adjusted returns.

Formation Transactions

We were organized in February 2013 as a Maryland corporation. We are structured as an externally managed, non-diversified closed-end investment management company. On February 11, 2013, American Capital made an initial capital contribution to us of $1,000, and became our initial sole stockholder. On October 15, 2013, American Capital contributed our stock to its wholly-owned portfolio company, ACAM, and ACAM is our sole stockholder until completion of this offering. On November 14, 2013, we formed a wholly-owned special purpose financing vehicle, ACSF Funding I, LLC, a Delaware limited liability company (“ACSF Funding”).

On October 15, 2013, we entered into a $200 million revolving credit facility with ACAM (the “ACAM Facility”), the proceeds of which we have agreed to use to finance our eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, we may draw up to $180 million (“Loan A”) plus $20 million (“Loan B”) at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature on the earlier of October 15, 2014 or the date of the consummation of this offering. We have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility.

For the period from October 15, 2013 through December 6, 2013, we purchased Leveraged Loans and one CLO equity investment in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, we also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches we purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012. We record the purchases and sales of our investment securities on the trade date. Accordingly, some of the investments in our investment portfolio have not settled as of January 14, 2014. We funded the purchase of our investments that have settled as of January 14, 2014 with draws under the ACAM Facility. We expect to draw additional amounts under the ACAM Facility on the settlement dates of our investments that are yet to settle.
As of December 6, 2013, our investment portfolio totaled $198.5 million at fair value, consisting of $155.1 million of first lien loans, $13.6 million of second lien loans and $29.8 million of CLO equity tranches. Such portfolio consisted of 75 portfolio companies, including 67 Leveraged Loan portfolio companies and eight CLO equity investment portfolio companies. Subsequent to December 6, 2013 and prior to the completion of this offering, our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.  However, during such period, we do not expect the overall size or composition of our investment portfolio to materially change. See “Portfolio Companies.”

On December 18, 2013, ACSF Funding entered into a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent (the “BAML Facility”).  In connection with the BAML Facility, ACSF Funding also entered into an investment advisory agreement with our Manager to manage its assets.  No additional compensation is payable to our Manager under such agreement.  ACSF Funding may make draws under the BAML Facility from time to time to purchase or acquire certain eligible assets.  ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement. The BAML Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. The BAML Facility is non-recourse to ACSF.  Amounts drawn under the BAML Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.5%, (ii) Bank of America, N.A.’s prime rate, or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the BAML Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a certain borrowing base.  Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended. As of January 14, 2014, we had no outstanding balance under the BAML Facility. To the extent that the net proceeds from this offering are less than the balance outstanding under the ACAM Facility, we expect to draw on the BAML Facility to fully repay the outstanding balance under the ACAM Facility. See “Formation Transactions.”

The following chart shows our anticipated ownership and affiliate structure following the completion of this offering:

Our Manager
Upon completion of our initial public offering, we will be externally managed by our Manager, which is registered as an investment adviser under the Advisers Act. Our Manager is an indirect subsidiary of ACAM, which is our sole stockholder until completion of this offering and a wholly-owned portfolio company of American Capital.
Our Manager will be responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under its management agreement with us. See “Our Manager, American Capital and the Management Agreement—Our Manager.”
Mark Pelletier is our President and Chief Investment Officer and President of our Manager, with 25 years of investment experience. Mr. Pelletier has primary oversight for all of our investments. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. Mr. Pelletier has served as a Senior Vice President and Managing Director of American Capital since 2005. As of September 30, 2013, Mr. Pelletier and his team (the “Leveraged Finance Group”), who collectively comprise our Manager’s investment team, managed approximately $1.8 billion in Leveraged Loans and CLO debt and equity securities on behalf of American Capital and its affiliates through various structured and non-structured investment vehicles. Prior to joining American Capital in 2005, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Leveraged Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.
As of September 30, 2013, the Leveraged Finance Group managed approximately $1.8 billion of investments on behalf of American Capital and its affiliates, including $1.4 billion in face value of Leveraged Loans held within four CLO portfolios managed directly by the Leveraged Finance Group, $195 million in face value of Leveraged Loans held as a leveraged portfolio outside of a CLO, and $208 million in fair value of investments in CLO debt and equity securities issued by non-affiliated, third-party CLOs.

Since joining American Capital and through September 30, 2013, the Leveraged Finance Group’s investments in Leveraged Loans held within their managed CLOs and within other investment vehicles managed by the group have outperformed the market, experiencing lower default rates in six of the last seven years when compared to market default rates for Leveraged Loans as reported by Standard & Poor’s Ratings Services’ (“S&P”) Leveraged Loan Commentary & Data. After incorporating recoveries on defaulted Leveraged Loans, the Leveraged Finance Group has achieved minimal credit related losses of 0.3% on an average annual basis on both the par and cost basis of their investments.

The Leveraged Finance Group also has extensive experience investing in CLO debt and equity securities. Since 2006 and through September 30, 2013, the group has invested over $240 million in equity securities issued by 24 non-affiliated, third-party CLOs. These investments have historically produced positive annual cash inflows, relative to invested capital. As of September 30, 2013, these investments generated a gross annual internal rate of return of 20.5%. On a pro forma net basis, these investments would have generated an annual internal rate of return of 19.7%, after reducing for pro forma management fees.

Since 2007 and through September 30, 2013, the Leveraged Finance Group has also invested $10 million in debt securities issued by three non-affiliated, third-party CLOs. Through September 30, 2013, these investments achieved an average annual cash yield of 7.0%. As of September 30, 2013, these investments generated a gross annual internal rate of return of 10.3%. On a pro forma net basis, these investments would have generated an annual internal rate of return of 9.6%, after reducing for pro forma management fees. As of September 30, 2013, none of the investments in CLO debt securities has resulted in a realized loss. See “Business—Historical Performance of the Leveraged Finance Group.”

Investment Committee

Our Manager has established an investment committee (the “Investment Committee”) that consists of Malon Wilkus, John Erickson, Samuel Flax, Mark Pelletier and Thomas McHale, each of whom is an officer of our Manager. The role of the Investment Committee is to monitor the performance of our Manager with respect to our investment strategy, to monitor our investment portfolio and to monitor our compliance requirements related to our intention to qualify as a BDC and RIC. The Investment Committee intends to meet on a regular basis as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee expects to set and monitor operating policies and guidelines and to receive notification in the event that we may operate outside of such policies or guidelines. The Investment Committee and/or our Board of Directors may change these policies or guidelines at any time without approval from our stockholders. See “Portfolio Management—Investment Committee.”
Investment Focus

Our Board of Directors has approved as a principal investment strategy that, under normal market conditions, we will invest at least 80% of our assets in Leveraged Loans or CLOs that are pooled investment vehicles that invest primarily all of their assets in Leveraged Loans. This investment objective is a non-fundamental policy and may be changed without a stockholder vote. Stockholders will receive 60 days advance notice of any change.
Generally, our investments will focus primarily on Leveraged Loans. Under normal market conditions, we intend to have at least 70% of our portfolio in Leveraged Loans. We also plan to invest opportunistically in CLOs collateralized primarily by Leveraged Loans. In such instances, our primary investment focus will be on equity tranches of CLOs, though we may invest portions of our portfolio in debt tranches of CLOs. As a BDC, we are restricted from holding more than 30% of our assets in nonqualified investments, as defined by Section 55(a) of the 1940 Act. Investments in debt and equity tranches of CLOs are deemed nonqualified assets for BDC compliance purposes; therefore, under normal market conditions, we intend to limit our investments in CLOs to 20% of our portfolio. However, under certain market conditions and subject to our principal investment strategy and the perceived relative risk-adjusted returns of the various asset classes in which we intend to invest, we may operate with an asset composition outside of the ranges described in this paragraph for extended periods of time. See “Regulation.”

Additionally, we may invest opportunistically in mezzanine and unitranche loans, high yield bonds and middle market loans, which investments may be thinly traded, hold a subordinated position in collateral, and/or be from smaller issuers. We may also from time to time own other equity investments, and debt or equity securities generally arising from a restructuring of Leveraged Loans previously held by us.

Subject to the above parameters, we intend to vary the composition of our portfolio as our Manager believes changes to market conditions, risks, and valuations warrant. Consequently, we may experience investment gains or losses when we sell instruments that our Manager no longer believes provide attractive, risk-adjusted returns relative to other investment opportunities or targeted asset classes. We may also allocate a portion of our portfolio to cash or investment grade securities, such as U.S. Treasury Bills, if we believe such investments are necessary to preserve invested capital or as a short-term investment. See “Business—Investment Focus.”

Market Opportunity

We believe that the Leveraged Loan market provides investors seeking current income with an attractive risk-adjusted return profile. Leveraged Loans pay interest based on a spread over a market index rate that resets periodically, and a majority of outstanding and new issue Leveraged Loans currently include provisions for a minimum market index rate. We believe these characteristics offer investors in Leveraged Loans a form of interest rate protection, especially in a period of rising interest rates.
Leveraged Loans are also typically collateralized by a company’s assets and structured with first lien or second lien priority on collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics, combined with reduced volatility, attractive credit fundamentals and favorable liquidity, provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis. In addition, investing in equity tranches of CLOs effectively allows us to invest in leveraged portfolios of Leveraged Loans. We believe that CLOs of Leveraged Loans, when appropriately structured and managed, will also provide us with opportunities to generate attractive risk-adjusted returns.
We believe that the depth and liquidity of the Leveraged Loan market (both primary and secondary) provides us with greater flexibility and selectivity in executing our investment strategy and enhances our ability to actively manage our portfolio. We believe these characteristics are critical to achieving attractive risk-adjusted returns over the long-term. See “Business—Market Opportunity.”
Competitive Advantages

We believe we have competitive advantages over other operators in the Leveraged Loan market. We expect that these advantages will assist us in delivering attractive risk-adjusted returns to our stockholders. Our advantages include our Manager’s experienced and cohesive senior investment team, our extensive credit underwriting experience and our portfolio management processes. In addition, through our management agreement with our Manager and the administrative services agreement among our Manager, American Capital and the parent company of our Manager, we will have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise. Also, we believe that ACAM’s ownership of our common stock upon completion of this offering will align American Capital’s interests with the interests of our stockholders. See “Business—Competitive Advantages.”
Summary Risk Factors
An investment in shares of our common stock involves a high degree of risk. You should consider carefully the risks highlighted below and under the section entitled “Risk Factors” beginning on page 15 before investing in our common stock.

•
Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

•	We have little operating history and may not be able to successfully operate our business or generate sufficient net interest income to make or sustain distributions to our stockholders.

•	We will operate in a highly competitive market for investment opportunities.

•	There will be uncertainty as to the value of our portfolio investments.

•	We may experience fluctuations in our quarterly results.

•
We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	There are conflicts of interest in our relationship with our Manager and with American Capital.

•
We have no employees and are completely dependent upon our Manager. Our Manager also has no employees and only nominal assets and will rely on certain personnel of American Capital and the parent company of our Manager to provide services to it through the administrative services agreement. We may not find suitable replacements for our Manager and these personnel if the management agreement and the administrative services agreement are terminated or such personnel are no longer available to us. We are not a party to the administrative services agreement. Therefore, we do not have any recourse against American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or elect to assign the agreement to an affiliate.

•
Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We may fail to raise adequate additional capital or debt financing, which would adversely affect our operations, including our ability to fund investments and pay distributions to our stockholders.
•Our engaging in hedging transactions may expose us to additional risks.

•	Defaults by our portfolio companies would harm our operating results.

•	Our investing in Leveraged Loans involves a variety of risks, any of which may adversely impact our performance.

•	Our investments in CLO securities will involve a high degree of risk and illiquidity, all of which may adversely affect our performance.
•Our shares may trade at a substantial discount from NAV and may continue to do so over the long term.

•	The market price of our common stock may fluctuate significantly.

Management Agreement

Under the management agreement with our Manager, and subject to the overall supervision of our Board of Directors, our Manager will provide investment advisory services to us. Unless terminated earlier, the management agreement will continue in effect for a period of two years from the date it was executed. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “Interested Persons” as defined under the 1940 Act.

Our Manager will receive a management fee from us that is payable quarterly in arrears. The management fee will be calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under U.S. generally accepted accounting principles (“GAAP”) at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement.

We will reimburse our Manager and its affiliates on a monthly basis for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. However, for the first full 24 months after our receipt of the net proceeds from this offering, our other operating expenses will be limited to an annual rate of 0.75% of our stockholder’s equity, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. For the purposes of the preceding operating expense limit, other operating expenses include both (i) our operating expenses reimbursed to our Manager and its affiliates for expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this operating expense limit during the above period, any reimbursements to our Manager and its affiliates could be reduced or eliminated, and in certain instances, our Manager could be required to reimburse us so that our other operating expenses do not exceed the limits described above. Subsequent to the first full 24 months after our receipt of the net proceeds from this offering, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations.
In addition, pursuant to the terms of the management agreement, our Manager is responsible for paying the underwriters’ discount and commission for this offering, pursuant to the underwriting agreement that we will enter into concurrent with the pricing of this offering.
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to broad indemnification from us from and against any claims or liabilities to the fullest extent such indemnification is then permitted under our charter and bylaws, the 1940 Act, the Advisers Act, the laws of the State of Maryland and any other applicable law. See “Our Manager, American Capital and the Management Agreement—Management Agreement.”
Conflicts of Interest in Our Relationship with Our Manager, Our Management Team and American Capital

Management Agreement. We were incorporated by American Capital, the indirect owner of our Manager. As a consequence, the terms of our management agreement, including fees payable, were not negotiated on an arm’s-length basis and may not be as favorable to us as if they were negotiated with an unaffiliated party. The compensation we will pay to our Manager consists of a management fee, which is not tied to our performance. The management fee is paid regardless of our performance and it may not provide sufficient incentive to our Manager to seek to achieve attractive risk-adjusted returns for our investment portfolio. This could result in reduced returns to our investors.

Time Commitments of Our Management Team. Our Manager will be responsible for making all of our investment decisions. All of our and our Manager’s officers are employees of American Capital or the parent company of our Manager, and none of them will devote his or her time to us exclusively. We expect that our officers and other appropriate personnel of American Capital and the parent company of our Manager will devote such portion of their time as necessary to enable us to effectively operate our business.

Restrictions on Investments and Allocation of Investment Opportunities. American Capital and its affiliates have historically sponsored or managed, and currently sponsor or manage, investment vehicles with similar or overlapping investment strategies and have put in place a conflict resolution policy that addresses co-investment issues. We may co-invest on a concurrent basis with other affiliates of American Capital as permitted under applicable regulations and our policies and procedures.

Our Manager and its affiliates have both subjective and objective policies and procedures in place that are intended to manage potential conflicts of interest between our Manager’s fiduciary obligations to us and similar fiduciary obligations of our Manager and its affiliates to their respective other clients. To the extent that we compete with entities sponsored or managed by American Capital or its affiliates for a particular investment opportunity, our Manager and its affiliates will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) each entity’s investment objective, investment policies, investment position and available capital, (2) our Manager’s and its affiliates’ internal conflict of interest and allocation policies, (3) the requirements of the Advisers Act, and (4) certain restrictions under the 1940 Act regarding a BDC’s co-investments with affiliates.

Our Manager seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other investment vehicles sponsored or managed by American Capital and its affiliates. When we invest alongside such other vehicles, such investments are made consistent with the allocation policy of the parent company of our Manager. Under this allocation policy, our Manager will make an investment decision on our behalf with respect to the amount of any proposed investment to be made by us and each other eligible investment vehicle’s manager will make a separate investment decision on behalf of it. If sufficient securities or loan amounts are available to satisfy our and each such vehicle’s proposed investment, the opportunity will be allocated in accordance with our Manager’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other vehicles sponsored or managed by American Capital or its affiliates, the allocation policy further provides that allocations among us and other vehicles will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available, although our Manager may give priority to investment vehicles that concentrate in such investment. In situations in which co-investment with other entities sponsored or managed by American Capital or its affiliates is not permitted or appropriate, our Manager will need to decide whether we or such other entity or entities will proceed with the investment. Our Manager will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible investment vehicles on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

The allocation policy of the parent company of our Manager is intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment vehicles sponsored or managed by American Capital or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other vehicles. There can be no assurance that our Manager’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Management Team. Each of our and our Manager’s officers is an employee of American Capital or the parent company of our Manager and none of them is required to devote his or her time to us exclusively. Each of our and our Manager’s officers has significant responsibilities to American Capital and certain of its various portfolio companies, affiliated entities or managed funds. Mr. Pelletier and the other members of our Manager’s senior investment team will provide services to us and may provide services to American Capital or other investment vehicles that have been or may be sponsored by American Capital in the future and may have similar investment strategies. As such, conflicts may arise as employees of American Capital and the parent company of our Manager may have conflicts between their duties to us and their duties to, and interest in, other funds or entities to which they provide services.

Operating and Regulatory Structure
Our investment activities will be managed by our Manager under the direction of our Board of Directors, a majority of whom have been determined by our Board of Directors to be independent of us, our affiliates, our Manager and its affiliates.
As a BDC, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage will be limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Related to Liquidity and Capital Resources” and “—Risks Related to our Business and Structure—To the extent we use debt to finance our investments, a change in interest rates may adversely affect our profitability.”
Also, as a BDC, we will be generally prohibited from acquiring assets other than certain qualifying assets described in the 1940 Act unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (c) public domestic operating companies having a market capitalization of less than $250 million. See “Regulation.”
We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”
Implications of Being an Emerging Growth Company
As a company with less than $1 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies under federal securities laws. As an emerging growth company:

•	we may present only two years of audited financial statements and only two years of related Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•
we are exempt from the requirement to obtain an attestation and report from our auditors on the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”);

•	we are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements; and

•	we may elect to use an extended transition period for complying with new or revised accounting standards.
Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act. For example, while we are an emerging growth company, we intend to take advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. We would cease to be an emerging growth company if we have more than $1 billion in annual revenues, have more than $700 million in market value of our common stock held by non-affiliates or issue more than $1 billion of non-convertible debt over a three-year period. We may choose to take advantage of some but not all of these reduced burdens.

Our Corporate Information
Our and our Manager’s principal place of business is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, and members of our Manager’s senior investment team are located at 505 Fifth Avenue, 26th Floor, New York, NY 10017. Our telephone number is 301-968-9310 and our Internet addresses will be www.ACSF.com and www.AmericanCapitalSeniorFloating.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this prospectus or any other report or document we file with or furnish to the SEC.

THE OFFERING

Common Stock Offered by Us
10,000,000 shares, plus 1,500,000 shares issuable pursuant to the over-allotment option granted to the underwriters, to be offered by us in our initial public offering. This prospectus also relates to up to 3,000,000 shares, as estimated based on the initial public offering price, that we will offer and sell under our dividend reinvestment and stock purchase plan following the consummation of our initial public offering.

Directed Share Program
At our request, the underwriters have reserved up to 299,900 shares of our common stock for sale at the initial public offering price to ACAM and up to 200,100 shares of our common stock for sale at the initial public offering price to certain employees of the parent company of our Manager through a directed share program.

Common Stock to be Outstanding After our Initial Public Offering	10,000,100 shares, plus 1,500,000 shares issuable pursuant to the over-allotment option granted to the underwriters

Use of Proceeds
Pursuant to the terms of the ACAM Facility, we have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility. To the extent that the net proceeds of this offering are less than the amount owed under the ACAM Facility, we expect to draw on the BAML Facility to fully repay the ACAM Facility. We plan to use the remaining net proceeds of this offering, if any, for investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management fees, and may pay other expenses such as due diligence expenses of potential new investments, from any remaining net proceeds of this offering.

Distributions
Subsequent to the completion of this offering, and to the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter following completion of this offering. However, depending on the length of time from the completion of this offering to the last day of the quarter in which we complete this offering, we may choose to distribute a dividend to our stockholders in the quarter that we complete this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our dividends will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our dividends for such year may constitute a return of capital. As a result, stockholders should not assume that all periodic dividends are paid from taxable earnings. The specific tax characteristics of our dividends will be reported to stockholders after the end of each calendar year.

Leverage
As a BDC, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. In addition, the costs associated with our borrowings, if any, including any increase in the management fee payable to our Manager, will be borne by our common stockholders. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility, which was incurred in connection with the acquisition of our initial portfolio. We have agreed to pay off the total amount outstanding under the ACAM Facility with the net proceeds from this offering. To the extent that the proceeds of this offering are less than the amount owed under the ACAM Facility, we expect to draw on the BAML Facility to fully repay the ACAM Facility. On December 18, 2013, ACSF Funding entered into the two-year $140 million BAML Facility which ACSF Funding may draw upon from time to time to purchase or acquire certain eligible assets. ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement. Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended. See “Business—Financing Strategy—ACAM Facility and —BAML Facility.”

Management Fee and Expense Reimbursement
Our Manager will receive a management fee from us that is payable quarterly in arrears. The management fee will be calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement.

We will reimburse our Manager and its affiliates for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or its affiliates who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. However, for the first full 24 months after our receipt of the net proceeds from this offering, our other operating expenses will be limited to an annual rate of 0.75% of our stockholder’s equity, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. For the purposes of the preceding operating expense limit, other operating expenses include both (i) our operating expenses reimbursed to our Manager and its affiliates for expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter.

In addition, our Manager is responsible for paying the underwriters’ discount and commission for this offering, pursuant to the terms of the management agreement and the underwriting agreement that we entered into on the date of this prospectus.

Taxation
We intend to elect to be treated, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders. To obtain and maintain RIC tax status, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because most of our income will not be attributable to dividends, such income will not be taxable at more favorable rates for qualified dividend income. Distributions made to our stockholders will generally be taxed as ordinary income or as capital gains. See “Material U.S. Federal Income Tax Considerations.”

Lock-up Agreements
Our Manager and each of our executive officers and directors have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of the representatives of the underwriters, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock, subject to certain exceptions. The purchasers in the directed share program, including ACAM, have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of the representatives of the underwriters, dispose of or hedge any of the shares of our common stock that they will purchase in the directed share program, subject to certain exceptions. The representatives of the underwriters may, in their sole discretion, release any of the securities subject to these lock-up agreements at any time, and in certain circumstances, without notice.

Certain Takeover Defense Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Risks Related to this Offering and Our Common Stock—Certain provisions in our charter and bylaws could discourage a change of control that our stockholders may favor, which could also adversely affect the market price of our common stock” and “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Dividend Reinvestment and Stock Purchase Plan
Our Board of Directors has adopted a dividend reinvestment and stock purchase plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under the plan in additional whole and fractional shares of common stock, unless you “opt out” of the plan so as to receive cash dividends by notifying our plan administrator by telephone, internet or in writing. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of the plan. Under the optional cash purchase component of the plan, participants in the plan may also make optional cash purchases of shares of our common stock of between $50 and $10,000 per month and, with our prior approval, in excess of $10,000 per month. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment and Stock Purchase Plan.”

Proposed Trading Symbol	Subject to official notice of issuance, our common stock has been approved for listing on The NASDAQ Global Market under the symbol “ACSF.”

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to NAV. See “Risk Factors—Risks Related to this Offering and Our Common Stock.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our first annual full year operations and assume that we issue 10,000,000 shares of common stock in this offering. If we issue fewer shares, all other things being equal, these expenses would increase as a percentage of our net assets attributable to common stock. In addition, the expenses in the table under “estimated annual expenses” also assume that we borrow amounts under the BAML Facility in an amount so that our total borrowings are 0.85x our total net assets and that such additional borrowings are used to fund additional investments in accordance with our investment strategy. Our leverage may vary periodically depending on market conditions, our portfolio composition and our Manager’s assessment of risks and returns. However, our total borrowings are limited so that our asset coverage ratio cannot fall below 200%, as defined in the 1940 Act.

Stockholder Transaction Expenses (as a percentage of common share offering price)
Sales load (1)	—%
Organizational and offering expenses (2)	0.48%
Dividend reinvestment and stock purchase plan fees (3)	—%
Total stockholder transaction expenses	0.48%

Estimated Annual Expenses (as a percentage of net assets attributable to our common stock)
Management fees (4)	1.48%
Interest payments on borrowed funds (5)	1.93%
Other expenses (6)	0.75%
Total estimated annual expenses	4.16%
 _____________________

(1)
The underwriting discount and commission (the sales load) with respect to shares to be sold in this offering (excluding the Reserved Shares and shares sold under our dividend reinvestment and stock purchase plan), which is a one-time fee, is the only sales load payable in connection with this offering and will be paid by our Manager.

(2)	Amount reflects estimated organizational and offering expenses of approximately $725,000.

(3)	The estimated expenses of our dividend reinvestment and stock purchase plan are included in stock record expenses, a component of “other expenses.”

(4)
Our management fee payable under the management agreement will be calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. The estimated annual management fees in the table assume an estimated total assets calculated based on our total investments as of December 6, 2013 plus additional investment purchases funded with assumed borrowings under our BAML Facility so that our total borrowings outstanding are 0.85x our total net assets.

(5)
We may borrow funds from time to time to make investments to the extent we determine that it would be economically advantageous for us to do so. The costs associated with our outstanding borrowings will be indirectly borne by our investors. The estimated interest payments on borrowed funds in the table assumes that we have borrowings under our BAML Facility so that our total borrowings outstanding are 0.85x our total net assets.

(6)
The “other expenses” includes estimated costs for our first full year of operations. However, for the first full 24 months after our receipt of the net proceeds from this offering, our “other expenses,” excluding offering costs charged to additional paid-in-capital, will be limited to an annual rate of 0.75% of our stockholder’s equity, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of the estimated annual expenses at the levels set forth in the table above. In calculating the following expense amounts, we have assumed that our annual estimated expenses remain at levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$42	$126	$212	$434

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment and stock purchase plan may receive shares purchased by the plan administrator at the market price in effect at the time, which may be at, above or below NAV. See “Dividend Reinvestment and Stock Purchase Plan.”

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act with respect to the common stock offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our common stock, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

Upon completion of this offering, we will file reports, proxy statements and other information with the SEC under the Exchange Act. You may read or copy such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Copies of such material may also be obtained from the Office of Investor Education and Advocacy of the SEC by written request, fax or email, to: 100 F Street, N.E., Washington, D.C. 20549, (202) 772-9295, or PublicInfo@sec.gov, respectively, at prescribed rates. Subject to official notice of issuance, our common stock has been approved for listing on The NASDAQ Global Market. Our corporate website will be located at www.ACSF.com and www.AmericanCapitalSeniorFloating.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

We will make available free of charge on our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We will also furnish to our stockholders Annual Reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus, including our consolidated financial statements and the related notes thereto before making a decision to purchase our common stock. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans

Economic recessions or downturns may result in a prolonged period of market illiquidity, which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, if a recession were to occur, the financial condition of the portfolio companies in which we invest may experience deterioration, which could ultimately lead to difficulty in meeting their debt service obligations to us and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies may be negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our debt investments and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind (“PIK”) interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

A disruption in the capital markets and the credit markets could negatively affect our business

As a BDC, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. If the fair value of our assets declines substantially, we may not maintain the asset coverage ratios required by the 1940 Act, which would affect our ability to issue senior securities, including borrowings, and pay dividends, and could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than NAV. In addition, our ability to incur indebtedness or issue preferred stock will be limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable or worsen. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Risks Related to Our Business and Structure

We have little operating history

We were formed in February 2013, and acquired our initial portfolio in the period from October through December 2013. As a result of our lack of operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We will be dependent upon American Capital’s key management personnel for our future success

We will depend on the diligence and skill of senior management and other members of management of American Capital and certain of its affiliates for raising capital and the selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service of such senior management and other members of management. We cannot assure you that any such individual will not terminate his or her relationship with us. The departure of certain of our executive officers or key employees of American Capital and certain of its affiliates could materially adversely affect our ability to implement our business strategy. In addition, we can offer no assurance that American Capital ACSF Management, LLC will remain our Manager. Our Manager’s senior investment team is and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that our Manager’s senior investment team will dedicate a significant portion of their time to our activities; however, they may be engaged in other business activities that could divert their time and attention in the future.

We will operate in a highly competitive market for investment opportunities

A number of entities will compete with us to make the types of investments that we will target in leveraged companies. Our primary competitors include other BDCs and CLO investors, other credit focused investment funds, commercial and investment banks, commercial financing companies, insurance companies and, to the extent they provide an alternative form of financing, hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment goals.

There will be uncertainty regarding the value of our portfolio investments

We expect that a substantial portion of our portfolio investments will not be publicly traded. As required by law, we will fair value these investments in accordance with the 1940 Act and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) based on a determination made in good faith by our Board of Directors. For our investments that are not publicly traded, our determinations of fair value will be based upon certain inputs and our own assumptions about how market participants would price the asset or liability. Due to the uncertainty inherent in valuing investments that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these investments existed. Our determinations of the fair value of our investments will have a material impact on our net earnings and NAV.

Changes in laws or regulations governing our operations or our non-compliance with those laws or regulations may adversely affect our business or cause us to alter our business strategy

We and our portfolio companies are subject to regulation by laws at the local, state, federal and foreign levels, including with respect to securities laws, tax and accounting standards. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or our non-compliance with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to BDCs. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Manager and its affiliates to other types of investments in which our Manager and its affiliates may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

In addition, on September 20, 2013, several federal agencies issued joint revised proposed rules to implement the risk retention requirements of sponsors of securitization transactions as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and requested public comments on the revised proposed rules by October 30, 2013.  It is not possible to predict the changes any final rules on risk retention of securitization transactions will have on the issuance of new CLOs.

However, any final rule on risk retention of securitization transactions could have a material impact on our future investments in CLOs.

The agreements governing our current and any future credit facilities may contain various covenants which, if not complied with, could accelerate repayment under the relevant facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders

Our wholly owned, special purpose financing subsidiary, ACSF Funding, is party to the BAML Facility, which is a secured revolving credit facility.  Although we currently have no plans in this regard, it is possible that we, ACSF Funding or any additional special purpose financing subsidiaries of ours could in the future become party to further credit facilities.  Our current credit facility does, and any future such credit facilities are likely to, contain default provisions such as the failure to make principal and interest payments when due; the failure to maintain a certain borrowing base; the insolvency or bankruptcy of us or the relevant financing subsidiary; and the decline of our or the relevant financing subsidiary’s, as applicable, net asset value below a specified threshold.

An event of default under the relevant facility may result, among other things, in the termination of the availability of further funds under the relevant facility and an accelerated maturity date for all amounts outstanding thereunder.  This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our stockholders and maintain our status as a RIC.  In addition, each borrowing under our current (and any future) credit facility will be subject to the satisfaction of certain conditions.  We cannot assure you that we will be able to borrow funds under the relevant facility at any particular time or at all.

To the extent we use debt to finance our investments, a change in interest rates may adversely affect our profitability

To the extent we use debt to finance our investments, including any amounts drawn under the BAML Facility, our earnings will be affected by the spread between the interest rate on our investments and the interest rate at which we borrow funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds could reset at rates faster than those of our assets, which could reduce our net investment income.

A change in currency exchange rates may adversely affect our profitability

We may make investments in debt instruments that are denominated in currencies other than the U.S. dollar. Our domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. As a result, an adverse change in currency exchange rates may have a material adverse impact on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results

We may experience material fluctuations in our quarterly operating results due to many factors including changes in the credit quality of our portfolio, changes in the fair value of our portfolio, changes in the amount of loans on non-accrual status, changes in interest rates and changes in our expenses. Therefore, results for any historical period are not indicative of performance in future periods.

The Investment Committee and/or our Board of Directors may change our operating policies, guidelines and strategies without prior notice or stockholder approval, the effects of which may be adverse

The Investment Committee and/or our Board of Directors has the authority to modify or waive our operating policies, guidelines and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our operating policies, guidelines and strategies would have on our business, NAV, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.
We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors
We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the JOBS Act, until the earliest of:

•	the last day of our fiscal year ending December 31, 2018;

•	the year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; or

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the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we intend to take advantage of the exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.
As an emerging growth company, we may follow certain permitted corporate governance practices instead of the otherwise applicable SEC and NASDAQ requirements, which may result in less protection than is accorded to investors in a non-emerging growth company
As an emerging growth company, we will be permitted to and may follow certain permitted corporate governance practices instead of those otherwise required by the SEC and under the listing requirements of The NASDAQ Global Market. Following our emerging growth company governance practices as opposed to the requirements that would otherwise apply to a company listed on The NASDAQ Global Market may provide less protection to you than what is accorded to investors under the Listing Rules of The NASDAQ Stock Market applicable to non-emerging growth company issuers.
We will incur significant costs as a result of being a publicly traded company
As a publicly-traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which will increase costs associated with our periodic reporting requirements.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility
Our Board of Directors may determine that it is in our best interests to withdraw our BDC election, subject to the consent of the holders of a majority of our outstanding voting securities, as required under the 1940 Act. If we do not remain a BDC, we would likely be regulated as a closed-end investment company under the 1940 Act. Such regulation would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Ineffective internal controls over financial reporting could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

We will become subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a RIC under Subchapter M of the Code
Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2014 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. To the extent we are unable to meet such annual distribution requirements, due to restrictions in our loan and credit agreements or to the extent we are unable to obtain the necessary cash, we may not qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In addition, once we have elected and qualified to be taxed as a RIC, our Board of Directors may determine, without stockholder approval, that it is in our best interests to withdraw our RIC tax status election.
If we do not receive RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income
For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount (“OID”) or contracted PIK interest, which represents contractual interest added to the loan balance and due later in or at the end of the loan term. In addition, we may have to continue to recognize interest income for federal income tax purposes on a defaulted loan investment that has not paid the interest contractually owed to us. We also may be required to include in income certain other amounts that we will not receive in cash. For example, for certain investments, we may accrue interest at some point after the trade date and before settlement, but we will not receive such income until settlement, which, in certain situations, can be as long as 90 days. Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may not qualify for RIC tax treatment and thus be subject to corporate-level income tax. Additionally, we may never collect the cash representing such income.
We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive
We may distribute taxable distributions that are payable in part in our stock. The Internal Revenue Service (the “IRS”) has issued private letter rulings to other RIC taxpayers in the past that allowed the RIC taxpayer to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements under certain circumstances. In addition, the IRS has issued revenue procedures in the past that temporarily allowed RICs to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements under certain circumstances (although those periods have expired). We may seek to obtain a similar private letter ruling from the IRS or the IRS may issue revenue procedures in the future allowing RICs to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements. Based on private letter rulings issued by the IRS, it has allowed a RIC to treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.
It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition
Leveraged Loans pay interest based on a floating rate calculated as a spread over a market index. The London-Interbank Offered Rate (“LIBOR”) is generally used as the market index for Leveraged Loans. As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association (“BBA”) member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.
Risks Related to Our Relationship with Our Manager and American Capital
There are conflicts of interest in our relationship with our Manager and American Capital
Because we have no employees, our Manager is responsible for making all of our investment decisions. All of our and our Manager’s officers are employees of American Capital or the parent company of our Manager and these persons do not devote their time exclusively to us. Our Manager’s Investment Committee consists of Messrs. Wilkus, Erickson, Flax, Pelletier and McHale, each of whom is an officer of our Manager and has significant responsibilities to American Capital and certain of its portfolio companies, affiliated entities or managed funds. Mr. Pelletier is the President of our Manager and also serves as our President and Chief Investment Officer, with primary oversight for all of our investments. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. As a result, such funds may compete with us for investments. American Capital CLO Management, LLC is an indirect subsidiary of a wholly-owned portfolio company of American Capital. Thus, Mr. Pelletier has, and may in the future have, significant responsibilities for American Capital or other funds that are managed by affiliates thereof. In addition, because certain of our and our Manager’s officers are also responsible for providing services to American Capital and/or certain of its portfolio companies, affiliated entities or managed funds, they may not devote sufficient time to the management of our business operations. In addition, there are no restrictions on American Capital that would prevent American Capital from sponsoring another investment vehicle that competes with us. Accordingly, American Capital or one or more of its affiliates may also compete with us for investments.
Although our Manager and its affiliates have policies in place to seek to mitigate the effects of conflicts of interest, these policies will not eliminate the conflicts of interest that our and our Manager’s officers and the employees of American Capital and certain of its affiliates will face in making investment decisions on behalf of American Capital, any other American Capital-sponsored investment vehicles and us. Further, we do not have any agreement or understanding with American Capital that would give us any priority over American Capital, any of its affiliates, or any such American Capital-sponsored investment vehicle in opportunities to invest in Leveraged Loans, CLOs or any other investments we may make. Accordingly, we may compete for access to the benefits that we expect from our relationship with our Manager and American Capital.
Our management agreement was not negotiated on an arm’s-length basis and the terms, including fees payable, may not be as favorable to us as if they were negotiated with an unaffiliated third party
Our management agreement with our Manager was negotiated between related parties, and we did not have the benefit of arm’s-length negotiations of the type normally conducted with an unaffiliated third party. The terms of the management agreement, including fees payable, may not reflect the terms that we may have received if it were negotiated with an unrelated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights under the management agreement because of our desire to maintain our ongoing relationship with our Manager.
We are completely dependent upon our Manager and certain personnel of American Capital who provide services to us through the management agreement and the administrative services agreement and we may not find suitable replacements for our Manager and these personnel if the management agreement and the administrative services agreement are terminated or such personnel are no longer available to us
Because we have no employees or separate facilities, we are completely dependent on our Manager and its affiliates to conduct our operations pursuant to the management agreement. Our Manager does not have any employees and will rely upon certain employees of American Capital and the parent company of our Manager to conduct our day-to-day operations pursuant to an administrative services agreement. Under the administrative services agreement, our Manager will be provided with those services and resources necessary for our Manager to perform its obligations and responsibilities under the management agreement in exchange for certain fees payable by our Manager. Neither the administrative services agreement nor the management agreement requires our Manager or American Capital to dedicate specific personnel to our operations. They also do not require any specific personnel of our Manager or American Capital to dedicate a specific amount of time to our business. Additionally, because our Manager is relying upon American Capital, we may be negatively impacted by events or factors that negatively impact American Capital’s business, financial condition or results of operations.
If we terminate the management agreement without cause, we may not, without the consent of our Manager, employ any employee of our Manager or any of its affiliates, including American Capital, or any person who has been employed by our Manager or any of its affiliates at any time within the two-year period immediately preceding the date on which the person commences employment with us for two years after such termination of the management agreement. We believe that the successful implementation of our investment, financing and hedging strategies depends upon the experience of certain of American Capital’s and our Manager’s officers. However, none of these individuals’ continued service is guaranteed. Furthermore, if the management agreement is terminated or these individuals leave American Capital, we may be unable to execute our business plan.
We have no recourse to American Capital if it does not fulfill its obligations under the administrative services agreement
Neither we nor our Manager have any employees or separate facilities. Our day-to-day operations will be conducted by employees of American Capital or the parent company of our Manager pursuant to an administrative services agreement among our Manager, American Capital and the parent company of our Manager. Under the administrative services agreement, our Manager will also be provided with the services and other resources necessary for our Manager to perform its obligations and responsibilities under the management agreement in exchange for certain fees payable by our Manager. Although the administrative services agreement may not be terminated unless the management agreement has been terminated pursuant to its terms, American Capital may assign its rights and obligations thereunder to any of its affiliates, including ACAM, the sole member of the parent company of our Manager. In addition, because we will not be a party to the administrative services agreement, we do not have any recourse to American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or if they elect to assign the agreement to one of their affiliates. Also, our Manager only has nominal assets and we will have limited recourse against our Manager under the management agreement to remedy any liability to us from a breach of contract or fiduciary duties.

Our Manager can resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations

Our Manager has the right, under the management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Manager resigns, we may not be able to find a new manager or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Manager and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our Manager’s management fee is based on the amount of our total assets and is payable regardless of our performance

Our Manager is entitled to receive a quarterly management fee from us that is based on the amount of our total assets, excluding our cash and cash equivalents and net unrealized appreciation or depreciation. As a result, we would pay our Manager a management fee for a specific period even if we experienced a net loss during the same period. The amount of the quarterly management fee is equal to one-fourth of 0.8% of our total assets, excluding our cash and cash equivalents and net unrealized appreciation or depreciation. Accordingly, if we experience a net loss during a quarter as a result of net unrealized depreciation of our investments, the decline in our total assets from such net unrealized depreciation will not reduce our management fee payable to our Manager. Also, any new investments funded with the cash proceeds received from the issuances of equity or debt will result in an increase in our total assets and therefore an increase in the management fee payable to our Manger, which could result in a conflict of interest between our Manager and our stockholders with respect to the timing and terms of our equity and debt issuances. While our stockholders will bear the risk of our future equity issuances reducing the price of our common stock and diluting the value of their stock holdings in us and will bear the risk of additional leverage from future debt issuances, the compensation payable to our Manager will increase as a result of future issuances of our equity and debt securities. Our Manager’s entitlement to substantial nonperformance-based compensation may reduce its incentive to devote sufficient time and effort to seeking investments that provide attractive risk-adjusted returns for our investment portfolio. This in turn could harm both our ability to make distributions to our stockholders and the market price of our common stock.
Our Manager’s liability is limited under the management agreement, and we have agreed to indemnify our Manager against certain liabilities
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders shall not be liable to us or our subsidiaries or our and our subsidiaries’ respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by our Manager in connection with the performance of any of its duties or obligations under the management agreement or otherwise as a manager or investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The management agreement also provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to indemnification from us from and against any claims or liabilities (including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the management agreement) to the fullest extent such indemnification is then permitted under our charter, the 1940 Act, the Advisers Act, the laws of the State of Maryland and any other applicable law.
Our results are dependent upon the efforts of our Manager
Our Manager’s success, which will be largely determinative of our own success, will depend on many factors, including the availability of attractive risk-adjusted investment opportunities that satisfy our targeted investment strategies and then identifying and consummating them on favorable terms, the level and volatility of interest rates and conditions in the financial markets and the economy, as to which no assurances can be given. In addition, our Manager may face substantial competition for attractive investment opportunities. Our Manager may not be able to successfully cause us to make investments with attractive risk-adjusted returns.
We may not replicate the historical results achieved by other entities managed by members of the Investment Committee or the Leveraged Finance Group, or by American Capital or its affiliates

Our investments may differ from those of other entities managed by American Capital, its affiliates or members of the Investment Committee or the Leveraged Finance Group. Investors in our securities are not acquiring an interest in any such entities. We may consider co-investing in portfolio investments with other investment vehicles sponsored or managed by members of the Investment Committee or Leveraged Finance Group, American Capital or its affiliates as permitted under applicable regulations and our policies and procedures. We can offer no assurance, however, that we will develop such permitted opportunities. We also cannot assure you that we will replicate the historical results achieved by members of the Investment Committee or Leveraged Finance Group, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions that may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.
ACAM will own approximately 3% of our common stock, which could result in its influence over the outcome of matters submitted to the vote of our stockholders
Upon completion of our initial public offering, ACAM will own approximately 3% of our outstanding common stock (or approximately 2.6% assuming the underwriters’ over-allotment option is exercised in full). As a result, ACAM and American Capital may have influence over the outcome of matters submitted to a vote of our stockholders, including the election of our directors or transactions involving a change in control. Their interests may conflict with, or differ from, the interests of our other stockholders, including you. So long as ACAM continues to own shares of our common stock, it and American Capital could influence our corporate decisions submitted to our stockholders for approval, regardless of whether we terminate the management agreement with our Manager.
Our ability to enter into transactions with our affiliates will be restricted
We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. An affiliate under the 1940 Act includes, among others, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities. We generally will be prohibited from buying or selling any securities (other than our securities) or other investments from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. These restrictions will limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) or other investments from or to any portfolio company of a fund managed by an affiliate of American Capital without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We can offer no assurance that we will seek or be able to obtain such SEC approval. See “Certain Transactions With Related Persons.”

Risks Related to Liquidity and Capital Resources

We may need to raise additional capital to grow because we must distribute most of our income
We may need additional capital to fund growth in our investments. Pursuant to this prospectus we expect to issue equity securities, and we may borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our RIC status. As a result, any such cash earnings may not be available to fund our investments. We may borrow from financial institutions and issue additional debt and equity securities. If we do not obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on our stock price. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.
The 1940 Act limits our ability to issue senior debt securities and preferred stock (collectively, “senior securities”), in certain circumstances

As a BDC, the 1940 Act generally limits our ability to issue senior securities if our asset coverage ratio does not exceed 200% immediately after each issuance of senior securities or is improved immediately upon the issuance. Asset coverage ratio is defined in the 1940 Act as the ratio that the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. There are no assurances that we will always operate above this ratio. The resulting restrictions on issuing senior securities could have a material adverse impact on our business operations to the extent we do not maintain such asset coverage ratio.

The 1940 Act limits our ability to issue equity below our NAV per share

As a BDC, the 1940 Act generally limits our ability to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, without stockholder approval. If our common stock trades at a price below our NAV per share, there are no assurances that we can issue or sell shares of our common stock if needed to fund our business. In addition, even in certain instances where we could issue or sell shares of our common stock at a price below our NAV per share, including through our dividend reinvestment and stock purchase plan, such issuance could result in dilution in our NAV per share, which could result in a decline of our stock price.

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings

As a result of any issuance of debt securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other dividends or other payments to our common stockholders. If we issue debt securities, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings

Preferred stock, which is another form of leverage, has similar risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative and they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in our common stockholders’ best interest.

Risks Related to Our Investing and Financing Strategy

Our investments in Leveraged Loans involve risk and we could lose all or part of our investment
Investing in Leveraged Loans involves a number of significant risks. Leveraged Loans in which we invest may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Leveraged Loans may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by deterioration in the value of collateral backing our investments. This could lead to a decline in value of our Leveraged Loan investments, which could result in a decline in our net earnings and NAV.

We may be unable to invest a significant portion of the net proceeds from this offering, or any follow-on offering of shares of our common stock, on acceptable terms within an attractive timeframe
Pursuant to the terms of the ACAM Facility, we have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. We plan to use the remaining net proceeds of this offering, if any, for investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Delays in investing the remaining net proceeds raised in this offering or net proceeds of any follow-on offering of shares of our common stock may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any additional investments that meet our investment objective or that any additional investment that we make will produce a positive return. We may be unable to invest the remaining net proceeds of this offering or net proceeds of any follow-on offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
We anticipate that, depending on market conditions, it may take us approximately three months to invest substantially all of the remaining net proceeds of this offering, if any, or net proceeds of any follow-on offering in investments meeting our investment objective. During this period, we will invest the remaining net proceeds from this offering, if any, or net proceeds of any follow-on offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that generally mature in one year or less from the date of investment. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the remaining net proceeds of this offering, if any, or net proceeds of any follow-on offering are invested in accordance with our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in accordance with our investment objective.
We have restrictions on the type of assets we can invest in as a BDC

As a BDC, we may not acquire any assets other than certain qualifying assets described in the 1940 Act, unless, at the time of and after giving effect to the acquisition, at least 70% of our total assets consist of such qualifying assets. Thus, in certain instances, we may be precluded from investing in potentially attractive investments that are not qualifying assets for purposes of the 1940 Act. In addition, there is a risk that this restriction could prevent us from making additional investments in any non-qualifying investments we may acquire, which could cause our position to be diluted or limit our access to capital of non-qualifying investments.
Because we generally will not hold controlling interests in the Leveraged Loans or the issuers of Leveraged Loans in which we intend to invest, we may not be in a position to exercise control over issuers or to prevent decisions by management teams at issuers that could decrease the value of our investments
We generally do not intend to hold equity positions or controlling interests in the issuers of Leveraged Loans in which we intend to invest. As a result, we will be subject to the risk that an issuer of Leveraged Loans may make business decisions with which we disagree, and that the management and/or stockholders of an issuer may take risks or otherwise act in ways that will be adverse to our interests.
The investments in which we intend to invest are generally traded over-the-counter, if at all, and may experience limited liquidity
The investments in which we intend to invest may experience periods with limited or no liquidity. The absence of liquidity may make it difficult for us to ascertain a market value for our investments, may limit or preclude our ability to exit underperforming investments, and may negatively impact the ability for issuers of Leveraged Loans to refinance. As a result, periods of heightened illiquidity may adversely impact the performance of our portfolio and could persist for prolonged periods.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns
We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our Manager to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product or service lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
We may borrow money or securitize our investments, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue debt securities to banks, insurance companies and other lenders in the future. Lenders of these securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage.

We may securitize investments on our balance sheet to increase the amount of financing available to us. This would involve contributing a pool of assets to a trust and selling debt securities in the trust on a non-recourse basis to purchasers. Purchasers of debt securities issued by these trusts generally hold claims on the assets held by the trusts that will be senior to the claims of our stockholders and, thus, these lenders have preference over our stockholders with respect to these assets. We are entitled to only the residual cash flows after payments to lenders to the trust have been made. While we expect to own a beneficial interest in these trusts, assets contributed to a securitization are the property of such trusts. Assets contributed to these trusts will be available to satisfy trust debts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the non-recourse debt issued by such trusts. We intend to retain the risk of loss on assets contributed to such trusts, but may not have the ability or control to limit our losses on contributed assets. Under certain circumstances, some or all of the cash flows generated by investments held within a trust may be directed to trust debt holders thereby reducing cash flows available to us and potentially impacting our ability to pay dividends.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which will include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt or issue preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Our portfolio companies may be highly leveraged with debt

The debt levels of our portfolio companies may have important adverse consequences to such companies and to us as an investor. Portfolio companies that are indebted may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A company’s income and net worth will tend to increase or decrease at a greater rate than if the company did not capitalize itself in part with debt.
Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies
We invest primarily in Leveraged Loans. We also invest opportunistically in equity tranches of CLOs collateralized primarily by Leveraged Loans and may invest in debt tranches of CLOs collateralized primarily by Leveraged Loans. In addition to these assets, we may selectively invest in loans issued by middle market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Leveraged Loan positions previously held by us. Our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, some of such debt instruments, including unitranche, second lien, middle market loans and unsecured debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Second priority liens on collateral securing loans that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us
Some loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the loans we may make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Defaults by our portfolio companies would harm our operating results
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we may hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
We intend to hold Leveraged Loans issued by companies that may enter into bankruptcy proceedings
Leveraged Loan issuers may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may be significantly less than the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Investments in non-investment grade CLO securities may be illiquid, may have a higher risk of default, and may not produce current returns

Our investments in CLO securities will generally be non-investment grade. Non-investment grade CLO securities tend to be illiquid, have a higher risk of default and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with CLO securities may cause higher defaults or losses than expected. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain.

We invest in equity securities of CLOs, and may invest in debt securities of CLOs, collateralized primarily by Leveraged Loans. Accordingly, such securities involve the same risks associated with investing in Leveraged Loans on a levered basis, including credit risk and market risk. Changes in a variety of factors, including interest rates, defaults, interest rate spreads, interest rate curves, investor perception of macroeconomic risks and market outlook, and demand for debt securities issued by CLOs may cause the cash flows provided by and the market prices for CLO equity securities to fluctuate significantly. CLOs are typically privately offered and sold and CLO securities may be thinly traded or have a limited trading market.

Some of our investments in CLOs may be in newly issued CLOs. Generally, new-issue CLOs make their initial distribution to underlying debt and equity tranches six to nine months after closing, and subsequent payments are generally made on a quarterly basis. Additionally, equity securities of CLOs do not have a stated coupon and only have claims to residual cash flows after payments to securities ranked senior to equity securities have been made. Changes in a variety of factors, including interest rates, defaults, interest rate spreads, interest rate curves and performance of collateral underlying CLO securities may cause the cash flows generated by our investments in the debt and equity tranches of CLOs to fluctuate significantly, and in certain instances may be shut off all together either temporarily or permanently. Therefore, the cash flows and earnings we receive from our CLO investments may fluctuate significantly.

We invest in CLO securities that are subordinate in right of payment to more senior securities

CLO equity securities are the first to bear losses resulting from defaults and losses from underlying collateral and generally do not receive payment of principal at maturity. As a result, investments in CLO equity securities carry significant risks, including, but not limited to the possibility that distributions from collateral securities will not be adequate to make interest or other payments and that the quality of the collateral may decline in value or default. Therefore, we may fail to achieve our expected investment returns from CLO equity securities.

Our investments in CLO securities may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies

We invest in equity and debt tranches of CLOs collateralized primarily by Leveraged Loans. Generally, there may be less information available to us regarding the underlying investments held by such CLO vehicles than if we had invested directly in the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLO vehicles in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles.

The accounting and tax implications of such investments are complicated. In particular, reported revenue from the equity tranche investments of these CLO vehicles are recorded each quarter in accordance with GAAP under the effective interest rate method based on the future projected cash flows. Our current taxable earnings on these investments, however, will depend upon the ownership of the CLO equity tranche as well as for certain CLOs any election we make to mark-to-market our taxable income. Unless we elect mark-to-market treatment, our current taxable income will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within our fiscal year and may be materially different from both the cash distributions we receive and revenue we record in accordance with GAAP. In general, we may be required to record current taxable income based on our proportionate share of the ordinary earnings and net capital gain of the CLO vehicle or based on changes to fair value if we elect mark-to-market treatment for certain eligible CLO investments, even if such income is not distributed to us by the CLO vehicle. As a result, the reported revenue to our stockholders under GAAP from investments in these CLO vehicles may not be reflective of the taxable income we record for such investments, and the current cash flow we receive from these CLO investments may be less than the current taxable income we record from these investments that we are required to distribute to our stockholders.

CLOs typically will have no significant assets other than their underlying Leveraged Loans; payments on CLO investments are and will be payable solely from the cashflows from such Leveraged Loans
CLOs typically will have no significant assets other than their underlying Leveraged Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Leveraged Loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior securities. It may adversely impact our returns if the cashflows from the Leveraged Loans are insufficient to repay our CLO investments.

There is the potential for interruption and deferral of cashflow from CLO investments
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, then cashflow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional Leveraged Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in a reduction in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Leveraged Loans that are collateral of our CLO investments are subject to prepayments and calls, increasing re-investment risk and the inability of a CLO collateral manager to reinvest the proceeds of the prepayment of its loan collateral may adversely affect us
The underlying Leveraged Loans of our CLO investments may be prepaid more quickly than expected, which could have an adverse impact on the value of our CLO investment. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control, and consequently cannot be predicted with certainty. There can be no assurance that for any CLO investment, in the event that any of the Leveraged Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Leveraged Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Leveraged Loans with equivalent investment returns, the proceeds available to pay interest, principal or other distributions to the CLO securities may be adversely affected.
We may not have the ability to control the timing of a call position on our CLO investments
Our CLO investments generally do not contain optional call provisions, other than a call, at the option of the holders of the equity tranches, for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranche. Therefore, where we do not hold the relevant percentage, we will not be able to control the timing of the exercise of the call option. The equity tranche also generally has a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of the equity tranche if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

We have limited control of the administration and amendment of Leveraged Loans owned by the CLOs in which we invest
We will not be able to directly enforce any rights and remedies in the event of a default of a Leveraged Loan held by a CLO vehicle. In addition, the terms and conditions of the Leveraged Loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Leveraged Loans could be modified, amended or waived in a manner contrary to our preferences.

We have limited control of the administration and amendment of any CLO in which we invest
The terms and conditions of CLOs may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest may be modified, amended or waived in a manner contrary to our preferences.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the performance and values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

Engaging in hedging transactions may expose us to additional risks

We may enter into interest rate or currency hedges. Hedging against interest rate and currency fluctuations may expose us to additional risks and could harm our financial performance. Our use of hedging would not eliminate the risk that the value of our investments could decline or that our investment performance would be better off if we did not hedge. The effectiveness of our hedging is dependent on the price we pay for the hedge and the correlation of the hedge to the risk it is designed to mitigate. It may arise that the cost of a hedging instrument exceeds its expected benefits or that an instrument may not hedge all of the risk for which it was designed to mitigate. Additionally, the use of hedging instruments exposes us to counterparty risk including the failure to perform under the contract such as nonpayment.

Risks Related to this Offering and Our Common Stock

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time, and a portion of our distributions may be a return of capital

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.
Our shares may trade at a substantial discount from NAV and may continue to do so over the long term
Shares of closed-end investment companies have frequently traded at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from NAV over the long term is separate and distinct from the risk that our NAV will decrease. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our NAV could decrease and our level of distributions could be impacted.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•
significant volatility in the market price and trading volume of securities of BDCs, financial service companies, asset managers or other companies in our sector, which is not necessarily related to the operating performance of particular companies;

•	changes in laws, regulatory policies, tax guidelines or financial accounting standards, particularly with respect to BDCs or RICs;

•	not qualifying as a RIC, or the loss of RIC status;

•	changes in our earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts and the market in general;

•	decreases in our NAV per share;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Our common stock may be difficult to resell

Investors may not be able to resell shares of our common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock
The up to 500,000 shares to be issued to ACAM and the other purchasers in the directed share program are subject to a 180-day lock-up period. Upon expiration of this lock-up period, or earlier upon the consent of the representatives of the underwriters, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Certain provisions in our charter and bylaws could discourage a change of control that our stockholders may favor, which could also adversely affect the market price of our common stock
Provisions in our charter and bylaws may make it more difficult and expensive for a third party to acquire control of us, even if a change of control would be beneficial to our stockholders. For example, our charter authorizes our Board of Directors to issue up to 50,000,000 shares of preferred stock in one or more classes or series and to fix the rights, preferences, privileges and restrictions of unissued classes or series of preferred stock, each without any vote or action by our stockholders. We could issue a class or series of preferred stock to impede the completion of a merger, tender offer or other takeover attempt. See “Description of Capital Stock.” These and other provisions in our charter and bylaws may impede takeover attempts, or other transactions, that may be in the best interests of our stockholders and, in particular, our common stockholders. In addition, the market price of our common stock could be adversely affected to the extent that provisions of our charter and bylaws discourage potential takeover attempts, or other transactions, that our stockholders may favor.
Certain provisions of Maryland law may limit the ability of a third party to acquire control of our company
Certain provisions of the Maryland General Corporation Law (the “MGCL”) may have the effect of delaying, deferring or preventing a transaction or a change of control of our company that might involve a premium price for holders of our common stock or otherwise be in their best interests.
Subject to certain limitations, provisions of the MGCL prohibit certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock or an affiliate or associate of ours who beneficially owned 10% or more of the voting power of our then outstanding stock during the two-year period immediately prior to the date in question) or an affiliate of the interested stockholder for five years after the most recent date on which the stockholder became an interested stockholder. After the five-year period, business combinations between us and an interested stockholder or an affiliate of the interested stockholder must generally either provide a minimum price to our stockholders (as defined in the MGCL) in the form of cash or other consideration in the same form as previously paid by the interested stockholder or be recommended by our Board of Directors and approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of our outstanding shares of voting stock and at least two-thirds of the votes entitled to be cast by stockholders other than the interested stockholder and its affiliates and associates. These provisions of the MGCL relating to business combinations do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, our Board of Directors has, by resolution, exempted business combinations between us and American Capital and its affiliates, and between us and any other person, provided that in the latter case the business combination is first approved by our Board of Directors (including a majority of our directors who are not affiliates or associates of such person). However, our Board of Directors may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.
The “control share” provisions of the MGCL provide that holders of “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the stockholder (except solely by virtue of a revocable proxy), entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights with respect to such shares except to the extent approved by our stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding votes entitled to be cast by the acquiror of control shares, our officers and our employees who are also our directors. Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. There can be no assurance that this provision will not be amended or eliminated at any time in the future. However, so long as we are a BDC, we will amend our bylaws to be subject to the control share acquisition statute only if our Board of Directors determines that it would be in our best interests based on our determination that our being subject to the control share acquisition statute does not conflict with the 1940 Act.
Additionally, Title 3, Subtitle 8 of the MGCL permits our Board of Directors, without stockholder approval and regardless of what is currently provided in our charter or bylaws, to elect to be subject to certain provisions relating to corporate governance that may have the effect of delaying, deferring or preventing a transaction or a change of control of our company that might involve a premium to the market price of our common stock or otherwise be in our stockholders’ best interests. Upon the consummation of this offering, we will already be subject to some of these provisions, either by provisions of our charter and bylaws unrelated to Subtitle 8 or by reason of an election in our charter to be subject to certain provisions of Subtitle 8.
For more information, please see “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”
Our Board of Directors has the power to cause us to issue additional shares of our stock without stockholder approval
Our charter authorizes us to issue additional authorized but unissued shares of common or preferred stock. In addition, our Board of Directors may, without stockholder approval, amend our charter to increase the aggregate number of our shares of stock or the number of shares of stock of any class or series that we have authority to issue and classify or reclassify any unissued shares of common or preferred stock and set the preferences, rights and other terms of the classified or reclassified shares. As a result, our Board of Directors may establish a series of shares of common or preferred stock that could delay or prevent a transaction or a change in control that might involve a premium price for our shares of common stock or otherwise be in the best interest of our stockholders. See “Description of Capital Stock—Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” and “may,” although not all forward-looking statements include these words.
In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Manager and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Manager to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Manager and its affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	regulatory changes and other changes in law; and

•	the effect of changes to tax legislation and our tax position.
We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.  You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from this offering will be approximately $149,275,000 (or approximately $171,775,000 if the underwriters exercise their over-allotment option in full), in each case, after deducting the estimated organizational and offering expenses payable by us of approximately $725,000, which expenses include amounts for which we are required to reimburse American Capital.

As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility, which bears interest at a rate of 4.75% and 7.25% per annum under Loan A and Loan B, respectively. Pursuant to the terms of the ACAM Facility, we have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility, which matures on the earlier of the consummation of this offering and October 15, 2014. To the extent that the net proceeds of this offering are less than the amount owed under the ACAM Facility, we expect to draw on the BAML Facility to fully repay the ACAM Facility. Upon repayment, the ACAM Facility will terminate. We plan to use the remaining net proceeds of this offering, if any, for investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management fees, and may pay other expenses such as due diligence expenses of potential new investments, from any remaining net proceeds of this offering.

We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within approximately three months. Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that generally mature in one year or less from the date of investment.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter following completion of this offering. However, depending on the length of time from the completion of this offering to the last day of the quarter in which we complete this offering, we may choose to distribute a dividend to our stockholders in the quarter that we complete this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our dividends will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our dividends for such year may constitute a return of capital. As a result, stockholders should not assume that all periodic dividends are paid from taxable earnings. The specific tax characteristics of our dividends will be reported to stockholders after the end of each calendar year.

We intend to elect to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities or other financing alternatives. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment and stock purchase plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that opt out of our dividend reinvestment and stock purchase plan may experience dilution over time.

CAPITALIZATION

The following table sets forth:

• our actual capitalization at September 30, 2013;

• our capitalization as adjusted to reflect the purchase of investments from October 15, 2013 through December 6, 2013, which were funded with draws under the ACAM Facility; and

• our capitalization as adjusted to reflect the sale of 10,000,000 shares of our common stock in our initial public offering at a public offering price of $15.00 per share, after deducting the estimated organizational and offering expenses of approximately $725,000 payable by us, including using the net proceeds of the offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. To the extent that the net proceeds of this offering are less than the amount owed under the ACAM Facility, the table below reflects a draw on the BAML Facility to fully repay the ACAM Facility.

	As of September 30, 2013
	(in thousands)
	Actual	As Adjusted for Investment Purchases(1)	As Adjusted for Offering(2)
Assets:
Cash and cash equivalents	$1	$1	$1
Investments (1)	—	197,405	197,405
Total assets	$1	$197,406	$197,406

Liabilities and Stockholder’s Equity:
Debt Payable to American Capital Asset Management, LLC (3)	—	197,405	—
Debt Payable under BAML Facility	—	—	48,130
Total liabilities	—	197,405	48,130
Stockholder’s Equity
Common stock, par value $0.01 per share; 1,000 shares authorized and 100 shares issued and outstanding on an actual basis and as adjusted for investment purchases, and 300,000,000 shares authorized and 10,000,100 shares issued and outstanding on an adjusted basis for offering	—	—	100
Additional paid-in capital	1	1	149,176
Total stockholder’s equity	1	1	149,276
Total liabilities and stockholder’s equity	$1	$197,406	$197,406
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(1) The investment purchases represent our original purchase price and do not reflect any changes in fair value subsequent to our purchase.
(2)     Assumes no exercise of the underwriters’ over-allotment option.
(3) Assumes all investment purchases were settled using amounts drawn under the ACAM Facility.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma NAV per share after this offering. NAV per share is determined by dividing our NAV, which is our total assets less total liabilities, by the number of outstanding shares of common stock.

As of September 30, 2013, our NAV was $1,000. After giving effect to the sale of 10,000,000 shares of our common stock in this offering at a public offering price of $15.00 per share, and after deducting the estimated organizational and offering expenses of approximately $725,000, our as adjusted NAV is approximately $149,276,000, or approximately $14.93 per share, representing an immediate dilution of approximately $0.07 per share to investors in this offering. The foregoing assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment option is exercised in full, there would be an immediate dilution in NAV of approximately $0.06 per share, or 0.4%, to the shares sold in this offering.

The following table illustrates the dilution on a per share basis, assuming no exercise of the underwriters’ over-allotment option:

Assumed initial public offering price per share	$15.00
Pro forma net asset value per share after this offering	$14.93
Dilution per share to new stockholders (without exercise of the over-allotment option)	$0.07

FORMATION TRANSACTIONS

We were organized in February 2013 as a Maryland corporation. We are structured as an externally managed, non-diversified closed-end investment management company. On February 11, 2013, American Capital made an initial capital contribution to us of $1,000, and became our initial sole stockholder. On October 15, 2013, American Capital contributed our stock to its wholly-owned portfolio company, ACAM, and ACAM is our sole stockholder until completion of this offering. On November 14, 2013, we formed ACSF Funding, our wholly-owned special purpose financing vehicle.

On October 15, 2013, we entered into the ACAM Facility, a $200 million revolving credit facility with ACAM, the proceeds of which we have agreed to use to finance our eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, we may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature on the earlier of October 15, 2014 or the date of the consummation of this offering. We have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility.

For the period from October 15, 2013 through December 6, 2013, we purchased Leveraged Loans and one CLO equity investment in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, we also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches we purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012. We record the purchases and sales of our investment securities on the trade date. Accordingly, some of the investments in our investment portfolio have not settled as of January 14, 2014. We funded the purchase of our investments that have settled as of January 14, 2014 with draws under the ACAM Facility. We expect to draw additional amounts under the ACAM Facility on the settlement dates of our investments that are yet to settle.

As of December 6, 2013, our investment portfolio totaled $198.5 million at fair value, consisting of $155.1 million of first lien loans, $13.6 million of second lien loans and $29.8 million of CLO equity tranches. Such portfolio consisted of 75 portfolio companies, including 67 Leveraged Loan portfolio companies and eight CLO equity investment portfolio companies. Subsequent to December 6, 2013 and prior to the completion of this offering, our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.  However, during such period, we do not expect the overall size or composition of our investment portfolio to materially change. See “Portfolio Companies.”

On December 18, 2013, ACSF Funding entered into the BAML Facility, a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent.  In connection with the BAML Facility, ACSF Funding also entered into an investment advisory agreement with our Manager to manage its assets.  No additional compensation is payable to our Manager under such agreement.  ACSF Funding may make draws under the BAML Facility from time to time to purchase or acquire certain eligible assets.  ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement.  The BAML Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. The BAML Facility is non-recourse to ACSF.  Amounts drawn under the BAML Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.5%, (ii) Bank of America, N.A.’s prime rate, or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the BAML Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a certain borrowing base.  Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended.

ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the BAML Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears.  In addition, if ACSF Funding terminates the commitment amount in whole or in part prior to June 18, 2015, ACSF Funding will be required to pay a make-whole fee equal to the sum of the present values of all future spread amounts that would have been payable in respect of the total commitments (or terminated portion thereof) during the period from the termination date through June 18, 2015.

As of January 14, 2014, ACSF Funding was in compliance with all of the covenants under the BAML Facility.

BUSINESS

Overview

We are a newly-organized Maryland corporation incorporated on February 6, 2013. Upon completion of our initial public offering, we will be externally managed and advised by American Capital ACSF Management, LLC (our “Manager”), a registered investment adviser under the Advisers Act, and intend to operate as a non-diversified closed-end investment management company and to elect to be taxed as a RIC as defined in Subchapter M of the Code. We have elected to be treated as a BDC under the 1940 Act.

Our objective is to seek to provide our investors attractive, risk-adjusted returns over the long-term primarily through current income while seeking to preserve our capital. We intend to achieve this objective by selectively constructing and actively managing a leveraged portfolio composed primarily of Leveraged Loans. We also invest opportunistically in equity tranches of CLOs collateralized primarily by Leveraged Loans and may invest in debt tranches of CLOs collateralized primarily by Leveraged Loans. In addition to these assets, we may selectively invest in loans issued by middle-market companies, mezzanine and unitranche loans and high yield bonds. Additionally, we may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Leveraged Loan positions previously held by us. We intend to utilize leverage to enhance stockholder returns, and believe that, when properly financed and hedged, our investment strategy can produce attractive risk-adjusted returns.

Overview of Our Manager

Upon completion of our initial public offering, we will be externally managed by our Manager. Our Manager is an indirect subsidiary of ACAM, which is a wholly-owned portfolio company of American Capital. Founded in 1986, American Capital is a publicly-traded private equity firm and global asset manager which directly and through its asset management business, originates, underwrites and manages investments in private equity, sponsored finance, real estate, energy and infrastructure, Leveraged Loans and CLOs. As of September 30, 2013, American Capital has eight offices in the United States and Europe and $117 billion in assets under management across its target asset classes.
Our Manager will be responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. All of our officers and the members of our Manager’s senior investment team and other support personnel are employees of American Capital or the parent company of our Manager. Because neither we nor our Manager have any employees, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager will have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise, to enable our Manager to fulfill all of its responsibilities under the management agreement. We are not a party to the administrative services agreement. Therefore, we do not have any recourse against American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or elect to assign the agreement to an affiliate. In addition, under the management agreement between us and our Manager, neither our Manager nor any of its affiliates will be liable for any of their acts or omissions under the agreement except for those constituting bad faith, gross negligence or reckless disregard for their duties.
Mark Pelletier is the President of our Manager and also serves as our President and Chief Investment Officer, with 25 years of investment experience. Mr. Pelletier has primary oversight for all of our investments. Mr. Pelletier joined American Capital in 2005. As of September 30, 2013, the Leveraged Finance Group managed approximately $1.8 billion in Leveraged Loans and CLO debt and equity securities through various structured and non-structured investment vehicles. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. Prior to joining American Capital, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Leveraged Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.
Mr. Pelletier is supported by the Leveraged Finance Group, which consists of Michael Cerullo, Dana Dratch, Juan Miguel Estela, Christian Toro, William Weiss, Jay Heirshberg, Nicoleen Prince-Burrell, Leona Clague, Ajay Nanda and David Masi, who collectively, along with Mr. Pelletier, comprise our Manager’s investment team. The Leveraged Finance Group is supported by Maria Jones, Director of Operations, and Christina Houghton, Controller. Our Manager’s senior investment team, which includes Messrs. Pelletier, Cerullo, Dratch, Estela, Toro and Weiss, has an average of 18 years of collective experience underwriting, investing in, and managing leveraged portfolios of Leveraged Loans and CLO debt and equity investments and has managed portfolios of these assets through various credit cycles and market disruptions.
Historical Performance of the Leveraged Finance Group
As of September 30, 2013, the Leveraged Finance Group managed approximately $1.8 billion of investments on behalf of American Capital and its affiliates, including $1.4 billion in face value of Leveraged Loans held within four CLO portfolios managed directly by the Leveraged Finance Group, $195 million in face value of Leveraged Loans held as a leveraged portfolio outside of a CLO, and $208 million in fair value of investments in CLO debt and equity securities issued by non-affiliated, third-party CLOs.
Since joining American Capital and through September 30, 2013, the Leveraged Finance Group’s investments in Leveraged Loans held within their managed CLOs and within other investment vehicles managed by the group have outperformed the market, experiencing lower default rates in six of the last seven years when compared to market default rates for Leveraged Loans as reported by S&P’s Leveraged Loan Commentary & Data, as shown in the chart below. After incorporating recoveries on defaulted Leveraged Loans, the Leveraged Finance Group has achieved minimal credit related losses of 0.3% on an average annual basis on both the par and cost basis of their investments.
Historical Leveraged Loan Default Rates on Par Values

Source: S&P LCD Leveraged Lending Review Q3 2013

The Leveraged Finance Group also has extensive experience investing in CLO debt and equity securities. Since 2006 and through September 30, 2013, the group has invested over $240 million in equity securities issued by 24 non-affiliated, third-party CLOs. As shown in the chart below, these investments have historically produced positive annual cash inflows, relative to invested capital.
Annual Cash Inflows as a Percentage of Average Invested Capital on CLO Equity Investments1
* YTD 2013 includes cash inflows for the period of January 1, 2013 through September 30, 2013.

As of September 30, 2013, these investments generated a gross annual internal rate of return of 20.5%.2 On a pro forma3 net basis, these investments would have generated an annual internal rate of return of 19.7%, after reducing for pro forma management fees.

Since 2007 and through September 30, 2013, the Leveraged Finance Group has also invested $10 million in debt securities issued by three non-affiliated, third-party CLOs. Through September 30, 2013, these investments achieved an average annual cash yield of 7.0%. As of September 30, 2013, these investments generated a gross annual internal rate of return of 10.3%.2 On a pro forma3 net basis, these investments would have generated an annual internal rate of return of 9.6%, after reducing for pro forma management fees. As of September 30, 2013, none of the investments in CLO debt securities has resulted in a realized loss.
______________________

(1)
Annual cash inflows represent all cash inflows received in the fiscal year attributable to the CLO equity tranche and the invested capital represents the initial cash purchase of the CLO equity tranche. Each year’s invested capital was adjusted to reflect the weighted average length of time each investment was held during the historical period. Typically, the CLO equity tranche will receive significant cash flows in its terminal year. Accordingly, in the year of a CLO’s terminal year, the annual cash inflows for a CLO equity investment may be significantly higher than previous years. The annual cash flows as a percentage of average invested capital is not a measurement of a yield or return on the CLO equity investment. The percentages are being provided as additional information regarding the timing of historical cash inflows attributable to the invested capital.

(2)
The gross annual internal rate of return is calculated without adjustments for asset management fees.  American Capital incurs expenses, such as salaries, benefits and stock-based compensation, and general and administrative expenses, but is not charged management fees or carried interest on investments. Internal rates of return assume that investments are exited at their September 30, 2013 fair market values.

(3)
The gross annual internal rate of return was adjusted to reflect the pro forma impact of ACSF’s contemplated management fee of 0.8% on assets. Consequently, the pro forma net annual internal rate of return is lower than the gross annual internal rate of return.

Investment Focus

Our Board of Directors has approved as a principal investment strategy that, under normal market conditions, we will invest at least 80% of our assets in Leveraged Loans or CLOs that are pooled investment vehicles that invest primarily all of their assets in Leveraged Loans. This investment objective is a non-fundamental policy and may be changed without a stockholder vote. Stockholders will receive 60 days advance notice of any change.
Generally, our investments will focus primarily on Leveraged Loans. Under normal market conditions, we intend to have at least 70% of our portfolio in Leveraged Loans. We also plan to invest opportunistically in CLOs collateralized primarily by Leveraged Loans. In such instances, our primary investment focus will be on equity tranches of CLOs, though we may invest portions of our portfolio in debt tranches of CLOs. As a BDC, we are restricted from holding more than 30% of our assets in nonqualified investments, as defined by Section 55(a) of the 1940 Act. Investments in debt and equity tranches of CLOs are deemed nonqualified assets for BDC compliance purposes; therefore, under normal market conditions, we intend to limit our investments in CLOs to 20% of our portfolio. However, under certain market conditions and subject to our principal investment strategy and the perceived relative risk-adjusted returns of the various asset classes in which we intend to invest, we may operate with an asset composition outside of the ranges described in this paragraph for extended periods of time. See “Regulation.”

Additionally, we may invest opportunistically in mezzanine and unitranche loans, high yield bonds and middle market loans, which investments may be thinly traded, hold a subordinated position in collateral, and/or be from smaller issuers. We may also from time to time own other equity investments, and debt or equity securities generally arising from a restructuring of Leveraged Loans previously held by us.

Subject to the above parameters, we intend to vary the composition of our portfolio as our Manager believes changes to market conditions, risks, and valuations warrant. Consequently, we may experience investment gains or losses when we sell instruments that our Manager no longer believes provide attractive, risk-adjusted returns relative to other investment opportunities or targeted asset classes. We may also allocate a portion of our portfolio to cash or investment grade securities, such as U.S. Treasury Bills, if we believe such investments are necessary to preserve invested capital or as a short-term investment.

We intend to utilize leverage to enhance stockholder returns. The 1940 Act permits us, as a BDC, to issue senior securities in amounts such that our asset coverage is at least 200% after each issuance of senior securities. “Asset coverage” is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. If this ratio declines below 200%, we may not be able to incur additional debt or issue preferred stock and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. We intend to use proceeds from such indebtedness to acquire investments and for general corporate purposes.

Leveraged Loan Overview
Leveraged Loans are fixed income instruments generally issued by U.S.-based large-market private companies, but may be issued by public companies, thinly-traded companies, middle-market companies, and/or non-U.S. companies. Issuers typically use Leveraged Loans to refinance existing debt, finance acquisitions or leveraged buyouts, to pay dividends and for other general corporate purposes.
Investors typically classify the Leveraged Loan market by issuer size. S&P defines large-market loans as loans from issuers with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of greater than $50 million and middle-market loans as loans from issuers with EBITDA of less than $50 million. Under normal market conditions, we intend to have a majority of our Leveraged Loan portfolio invested in loans issued by large-market companies, but will also invest opportunistically in loans issued by middle-market companies.
Leveraged Loans pay interest based on a floating rate typically calculated as a spread over a market index. Interest rates are periodically reset to reflect changes in market index rates. LIBOR is generally used as the market index rate for Leveraged Loans, and some Leveraged Loans include provisions defining a minimum market index rate. Spreads are typically expressed in basis points and are defined at origination and may be adjusted over the life of a loan to account for changes in a borrower’s credit profile according to predefined credit covenants. Market spreads vary according to market dynamics. Leveraged Loans are generally structured as non-amortizing loans with monthly interest payments and are typically collateralized by a company’s assets such as land, buildings or equipment.
Leveraged Loans may be structured with various lien priorities on underlying collateral, with the market primarily split between first lien loans and second lien loans. Principal payments of second lien loans are generally paid after payments to first lien loans or other loans with seniority in priority of payments. As a result, second lien loans generally have a higher spread compared to first lien loans. The market for second lien loans is significantly smaller and less liquid than the market for first lien loans.
Leveraged Loans are generally rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch Ratings, Inc. (“Fitch”) (collectively, “below investment grade”). Under normal market conditions, we intend to have a majority of our portfolio in below investment grade securities, but our Manager is not limited to investing only in below investment grade securities and may invest in securities of any credit rating.
Leveraged Loans are typically arranged by a syndicate of investment or commercial banks, who syndicate loans to third-party investors (“the primary market”). After being placed into the primary market, investors may seek to buy and sell Leveraged Loan positions to other third-party investors in over-the-counter transactions (the “secondary market”). We intend to invest in Leveraged Loans through both the primary and secondary markets.
Leveraged Loan investors include institutional investors, domestic and foreign banks, finance companies and securities firms. Institutional investors such as insurance companies, CLOs, hedge funds and mutual funds typically account for the majority of trading activity, followed by domestic and foreign banks, according to S&P’s Leveraged Loan Commentary & Data, Leveraged Lending Review Q3 2013.
We intend to concentrate our investment activities in Leveraged Loans issued by companies with free cash flow generation, defensible market positions and attractive market dynamics. The Leveraged Finance Group has significant experience underwriting and managing investments across a number of industries and will seek to create a diversified portfolio of investments across various industries in which they have direct expertise. The following is a representative list of the industries in which we may invest.

Aerospace & Defense Automotive Banking Finance & Insurance Building Products Chemicals Consumer Goods Diversified Services Diversified Media Energy Environmental Industries	Food & Beverage Healthcare High Tech Industries Hotels, Gaming & Leisure Metals & Mining Packaging & Paper Products Retail Telecommunications Transportation & Logistics Utilities
Collateralized Loan Obligations
A CLO is a special purpose vehicle that is formed to finance a pool of assets which meet predefined investment criteria. A CLO generally raises capital by issuing both debt and equity securities. Typically, a CLO will issue various classes, or “tranches,” of debt broadly categorized as senior and subordinate debt tranches as well as an equity tranche.
CLO securities receive cash flows generated by underlying collateral according to a defined payment waterfall. Principal and interest payments to CLO debt tranches are typically paid sequentially, with senior debt tranches receiving cash flows prior to subordinate debt tranches. The risk and return profile of CLO debt tranches varies depending upon each tranche’s right to collect cash flows generated by the underlying collateral. CLO debt tranches are generally rated, with ratings ranging from the highest investment grade to below investment grade, with coupons commensurate with the risk of each tranche. CLO debt tranches are also generally structured with covenants which, if violated, divert cash flows to the senior tranches prior to making any interest or principal payments to subordinate debt tranches or equity tranches.
Unlike debt securities issued by CLOs, CLO equity securities are not rated and do not have contractually stated payment schedules. At origination, the weighted average interest rate of all CLO debt tranches is generally lower than the weighted average interest earned by a CLO’s underlying collateral, resulting in an interest rate spread. CLO equity securities receive residual cash flows, or the interest spread, generated by the underlying collateral after obligated payments for CLO debt securities have been made. CLO equity tranches typically comprise approximately 10% of total capital raised by a CLO.
CLOs are generally structured as managed entities, with a collateral manager assigned to manage the underlying CLO collateral within predefined investment criteria. CLOs are typically structured with a reinvestment period, during which prepayments of underlying collateral may be reinvested. Collateral managers are responsible for reinvesting prepayment proceeds for a CLO during the reinvestment period. By continuously reinvesting prepayments during the reinvestment period, the effective leverage on CLO equity securities is generally maintained during the reinvestment period.
A result of the typical CLO structure is that CLO equity tranches can generate relatively front-end loaded cash flows. CLO equity cash flows are also highly dependent on the credit performance of their underlying collateral pool and on market spreads. If loans within the collateral pool default, the reduced amount of performing collateral leads to lower cash flows available for distribution through CLO waterfalls, resulting in lower residual cash flows available for equity tranches. Residual cash flows are also impacted by changes in market spreads for CLO collateral. Declines in spreads on newly issued collateral during the reinvestment period result in lower residual cash flows available for equity tranches.
We intend to focus on CLOs collateralized primarily by Leveraged Loans. We expect to limit these investments to no more than 20% of the value of our portfolio. The issuance of CLOs backed by Leveraged Loans was significantly impacted by the credit crisis in 2008, resulting in limited new issuance in 2009 and 2010. However, due to the attractive performance realized by outstanding Leveraged Loan CLOs through the crisis, investor demand for Leveraged Loan CLO equity and debt rebounded in 2012 and 2013, with new issuance reaching approximately $50 billion and $80 billion, respectively. We expect new issuance to remain robust in the near term. According to J.P. Morgan’s November 27, 2013 US Fixed Income Markets 2014 Outlook, new issuance volume is forecasted to be $60 billion to $70 billion for 2014.

Investment Portfolio
As of December 6, 2013, our investment portfolio totaled $198.5 million at fair value, consisting of first and second lien Leveraged Loans and CLO equity tranches. We acquired our initial investment portfolio during the period from October 15, 2013 through December 6, 2013. During this period, we purchased Leveraged Loans and one of our CLO equity investments in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, we also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million.  The CLO equity tranches we purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012.
As of December 6, 2013, our investment portfolio was diversified across many individual portfolio companies. Our total investment portfolio of $198.5 million at fair value as of December 6, 2013 consisted of 75 portfolio companies, including 67 Leveraged Loan portfolio companies and eight CLO equity investment portfolio companies. As of December 6, 2013, the largest investment in one portfolio company was $5.2 million or 2.6% of our total investments at fair value. Subsequent to December 6, 2013 and prior to the completion of this offering, our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.  However, during such period, we do not expect the overall size or composition of our investment portfolio to materially change.
The following chart shows our portfolio composition by investment type at fair value as a percentage of our total investments as of December 6, 2013:
As of December 6, 2013, the total weighted average yield of our investment portfolio at cost was 6.5%. The following chart shows the weighted average yield at cost by investment type as of December 6, 2013:
As of December 6, 2013, our Leveraged Loan investment portfolio consisted solely of first and second lien loans that pay interest based on a floating rate calculated as a spread over LIBOR with 99% of our Leveraged Loans at par having a minimum LIBOR floor. The following chart shows the weighted average coupon of our Leveraged Loan investment portfolio at par as of December 6, 2013:

As of December 6, 2013, our Leveraged Loan investment portfolio was not concentrated in any one or two industry sectors. The following chart shows the portfolio composition of our Leveraged Loan portfolio by industry grouping at fair value as a percentage of our total Leveraged Loan investment portfolio as of December 6, 2013:

As of December 6, 2013, more than 85% of our Leveraged Loan investment portfolio at fair value was comprised of Leveraged Loans with a facility credit rating by S&P of at least “B” or higher. The following chart shows the S&P facility credit rating of our Leveraged Loan portfolio at fair value as of December 6, 2013:

Market Opportunity
As of December 6, 2013, our investment portfolio totaled $198.5 million at fair value, consisting of first and second lien Leveraged Loans and CLO equity tranches. We believe that the Leveraged Loan market provides investors seeking current income with an attractive risk-adjusted return profile, as discussed below.
Attractive Risk-Adjusted Returns
Leveraged Loans pay interest based on a spread over a market index rate, and a majority of outstanding and new issue Leveraged Loans currently include provisions for a minimum market index rate. Leveraged Loans are also typically collateralized by a company’s assets and structured with first lien or second lien priority on collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics combine to provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis.
Historically, Leveraged Loans have offered attractive returns complemented with lower standard deviations over equity and other fixed-income markets. Over the last 15 years, Leveraged Loans outperformed both the S&P’s 500 Index and the Barclays Capital U.S. Aggregate Corporate Investment Grade Index on an absolute and risk-adjusted basis according to our analysis. Leveraged Loans issued by large-market companies generally offer more favorable credit fundamentals compared to loans issued by middle-market companies. As seen over the past 15 years, leverage multiples, which are the ratio of first and second lien debt outstanding over EBITDA, averaged 3.1x and 3.5x for large-market and middle-market issuers, respectively, as reported by S&P’s Leveraged Loan Commentary & Data. Additionally over that same time period, cash interest coverage, which is equal to EBITDA over cash interest expense, averaged 3.6x and 3.4x, respectively, for large-market and middle market issuers, as reported by S&P’s Leveraged Loan Commentary & Data. Leveraged Loans issued by large-market companies have also historically experienced lower default rates and higher recovery rates in the event of default compared to loans issued by middle-market companies. We believe that for levered investors, reduced volatility, attractive credit fundamentals and favorable liquidity are critical to obtaining sustainable, attractive risk-adjusted returns. For these reasons, we see the greatest opportunities in the Leveraged Loan market in loans issued by large-market companies.
In addition to investing directly in Leveraged Loans, we invest opportunistically in equity tranches of CLOs collateralized primarily by Leveraged Loans. Investing in equity tranches of CLOs effectively allows us to invest in leveraged portfolios of Leveraged Loans. We believe that CLOs of Leveraged Loans, when appropriately structured and managed, will provide us with opportunities to generate attractive risk-adjusted returns.
Floating Rates May Act as a Hedge Against Rising Interest Rates
Leveraged Loans pay interest based on a spread over a market index rate. Interest payments are periodically recalculated to account for changes in the market index rate. Most loans also include provisions detailing a minimum market index rate. We believe these characteristics offer investors in Leveraged Loans a form of interest rate risk protection, especially in a period of rising interest rates.

Robust New Issuances
According to data compiled by S&P’s Leveraged Commentary & Data, the Leveraged Loan market has principal outstanding of approximately $640 billion and, from 2001 through September 30, 2013, new issue volume averaged more than $350 billion per year. We believe that the depth and liquidity of the Leveraged Loan market (both primary and secondary) provide us with greater flexibility and selectivity in executing our investment strategy and enhances our ability to actively manage our portfolio. We believe these characteristics are critical to achieving attractive risk-adjusted returns over the long-term.
Financing Strategy
We intend to leverage prudently our investment portfolio to increase potential returns to our stockholders. We intend to finance our assets, subject to market conditions, through a combination of financing arrangements, including but not limited to, warehouse facilities, securitizations and term financing facilities. We also intend to finance our assets through additional issuance of equity securities and/or debt securities. Our leverage may vary periodically depending on market conditions, our portfolio composition and our Manager’s assessment of risks and returns. Our Manager’s selection of funding alternatives will be restricted in that we may not enter into funding transactions that would cause our asset coverage ratio to fall below 200%, as defined in the 1940 Act.
ACAM Facility
On October 15, 2013, we entered into the ACAM Facility, a $200 million revolving credit facility with ACAM, the proceeds of which we have agreed to use to finance our eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, we may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature on the earlier of October 15, 2014 or the date of the consummation of this offering. We have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility.

BAML Facility
On December 18, 2013, ACSF Funding entered into the BAML Facility, a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent.  In connection with the BAML Facility, ACSF Funding also entered into an investment advisory agreement with our Manager to manage its assets.  No additional compensation is payable to our Manager under such agreement.  ACSF Funding may make draws under the BAML Facility from time to time to purchase or acquire certain eligible assets.  ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement.  The BAML Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. The BAML Facility is non-recourse to ACSF.  Amounts drawn under the BAML Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.5%, (ii) Bank of America, N.A.’s prime rate, or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the BAML Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a certain borrowing base.  Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended.

ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the BAML Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears.  In addition, if ACSF Funding terminates the commitment amount in whole or in part prior to June 18, 2015, ACSF Funding will be required to pay a make-whole fee equal to the sum of the present values of all future spread amounts that would have been payable in respect of the total commitments (or terminated portion thereof) during the period from the termination date through June 18, 2015.

As of January 14, 2014, ACSF Funding was in compliance with all of the covenants under the BAML Facility.

Hedging Strategy
Our assets are generally exposed to interest rate and credit risk. We intend to limit our exposure to interest rate risk by primarily investing in floating rate assets. However, investing in floating rate investments does not eliminate interest rate risk as interest rate spreads could narrow or widen, for a variety of reasons including credit changes, minimum market rates and other structural considerations, thereby impacting the net amount we earn on our investments and/or the value of our stockholders’ equity. To the extent we seek to finance our investments with debt we will seek to limit our exposure to additional interest rate risk by primarily financing our floating rate assets with floating rate borrowings. However, financing our assets with floating rate borrowings does not eliminate interest rate risk and may expose us to additional interest rate risk.
We generally manage credit risk through our robust underwriting process and active portfolio management. Under certain circumstances, we may on a limited basis utilize additional risk management techniques designed to reduce or further limit portfolio risks. These techniques may include various hedging activities such as forward contracts, options, interest rate and credit default swaps, caps, collars and floors, to the extent permitted under the 1940 Act.
On a limited basis, we may hold investments denominated in foreign currencies which would expose us to fluctuations in exchange rates. We may utilize risk management techniques such as hedging to reduce or further limit our exposure to foreign currency exchange rate risk. These techniques may include entering into forward currency or option contracts.
Origination and Underwriting Process
We take a qualitative and quantitative approach to sourcing, valuing and selecting investment opportunities. Our approach is grounded in fundamental analysis coupled with an active portfolio management strategy. Our underwriting approach culminates in the development of an investment thesis for each investment, giving consideration to the following elements:
Macroeconomic View
We develop a macroeconomic understanding of current and expected economic conditions that provides the context for investment decisions.
Industry Analysis
We develop a view on each industry that we invest in or contemplate entering. When forming our view of an industry, several factors are considered. These factors include but are not limited to: (i) cyclicality, including elasticity of an industry’s products, (ii) defensibility of an industry’s position within the value chain, including consideration of the regulatory environment, and (iii) direction and pace of industry-wide trends.
Issuer Analysis
In identifying potential investments, we perform a fundamental analysis on each issuer. This analysis includes consideration of several investment specific factors. These factors include but are not limited to: (i) defensibility of market position, (ii) maturity of the business model, (iii) sustainability of a cash flow and strength of coverage ratios, (iv) consistency and level of historical performance relative to peers, (v) depth of management teams and alignment of incentives, and (vi) the level and quality of leverage ratios.
Portfolio Fit
We make investments with the context of our overall portfolio in mind. This is done to ensure that concentration risks do not develop within industry and issuer subclasses. Generally, we seek to diversify our portfolio across industries and issuers. The level of diversification can vary as the risk-reward profile of the portfolio changes. We actively manage our portfolio’s composition to ensure that the portfolio is optimally structured. Each security is also analyzed on a relative value basis.
Market Conditions
We evaluate the market’s sentiment before committing capital. Our view of market conditions is influenced by several factors including but not limited to: (i) current and expected liquidity in the market, (ii) relative value of issuances, (iii) level of spreads relative to other opportunities, (iv) covenant levels, and (v) number of new issuances.
Investment Committee
Our Manager’s Investment Committee consists of Messrs. Wilkus, Erickson, Flax, Pelletier and McHale, each of whom is an officer of our Manager. The role of the Investment Committee is to monitor the performance of our Manager with respect to our investment strategy, to monitor our investment portfolio and to monitor our compliance requirements related to our intention to qualify as a BDC and RIC. The Investment Committee intends to meet on a regular basis as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee expects to set and monitor operating policies and guidelines and to receive notification in the event that we may operate outside of such policies or guidelines. The Investment Committee and/or our Board of Directors may change these policies or guidelines at any time without approval from our stockholders.
Portfolio Management
In order to maximize our returns for our stockholders, we employ robust portfolio and risk management processes. Our processes include monitoring market conditions and the performance of our investments. As a result of our portfolio and risk management processes, we may exit investments as determined appropriate by us. Our formalized approach is described in summary detail below.

Quarterly Review Process
On a quarterly basis, we will perform a comprehensive review and reevaluation of our investments. As part of this process, we will review the investment thesis for each position, as well as financial performance, covenant compliance, other credit issues and the relative value of our positions to similar securities in the market. Our analysis will provide the basis for, and updates to, our recommendations for each portfolio position. Positions that have deviated significantly from their investment thesis will be placed on a list (our “Watch List”) and monitored more frequently. Our Manager’s senior investment team will be actively involved in the quarterly review process and will approve all changes in our recommendations and holdings of our portfolio.
Watch List / Surveillance Process
As part of our ongoing portfolio management process, we will perform periodic reviews of our portfolio. Monthly, the Watch List and accompanying analysis and memorandum will be updated with current operating performance, discussion of justifications for continued Watch List inclusion, risk exposure and mitigation strategies.
Ad-Hoc / Continuous Monitoring
Our portfolio management process extends beyond the monthly and quarterly review processes. Through daily formal and informal meetings, our Manager’s senior investment team will address and monitor Watch List constituents, performing positions and market conditions.
Competitive Advantages
We believe we have competitive advantages over other operators in the Leveraged Loan market. We expect that these advantages will assist us in delivering attractive risk-adjusted returns to our stockholders. Our advantages include the following characteristics:
Proven and Experienced Senior Investment Team
Our Manager’s senior investment team has an average of 18 years of collective experience in underwriting, investing in, and managing leveraged portfolios of Leveraged Loans and CLO debt and equity investments and has managed portfolios of these assets through various credit cycles and market disruptions. We expect this deep experience of the senior investment team to be a competitive advantage relative to our competitors. See “—Historical Performance of the Leveraged Finance Group” above.
Cohesive Senior Investment Team
As of September 30, 2013, the Leveraged Finance Group, of which our Manager’s senior investment team is a part, managed approximately $1.8 billion of investments on behalf of American Capital and its affiliates, including $1.4 billion in face value of Leveraged Loans held within four CLO portfolios managed directly by the Leveraged Finance Group, $195 million in face value of Leveraged Loans held as a leveraged portfolio outside of a CLO, and $208 million in fair value of investments in CLO debt and equity securities issued by non-affiliated, third-party CLOs. Our Manager’s senior investment team is led by Mark Pelletier, who joined American Capital in 2005. Mr. Pelletier is supported by five additional senior investment professionals from the Leveraged Finance Group with an average tenure reporting to Mr. Pelletier of 7 years.
Established Platform
Through our management agreement with our Manager and the administrative services agreement among our Manager, American Capital and the parent company of our Manager, we will have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise. Their resources will assist us in delivering value to our stockholders. American Capital is a publicly-traded private equity firm and global asset manager with over $117 billion in assets under management as of September 30, 2013.
Portfolio Management
We will manage our portfolio through a well-defined underwriting and portfolio management process that will leverage the established platform of American Capital and its affiliates. We believe this reduces the downside risk to our stockholders and provides a scalable framework for investing in the future.
Alignment of Interests
ACAM will purchase up to 299,100 shares of our common stock at the initial public offering price in the directed share program, resulting in its ownership of an aggregate of approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act, upon completion of this offering (or 2.6% if the underwriters exercise the over-allotment option in full). We believe that ACAM’s ownership of our common stock upon completion of this offering will align American Capital’s interests with the interests of our stockholders.
Critical Accounting Policies

The following is a summary of our accounting policies that are most affected by judgments, estimates and assumptions, which relate to the estimation of fair value of portfolio investments and revenue recognition. Each of these items involves estimates that will require management to make judgments that are subjective in nature.

Fair value of portfolio investments

We fair value our investments in accordance with the 1940 Act and ASC 820 as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment as determined by a group of valuation professionals of our Manager that are independent of the investment professionals of our Manager that originated or monitor the investment. This group of valuation professionals reviews information provided by a nationally recognized independent pricing service, from brokers-dealers and receives assistance from the investment professionals as well as assistance from other internal resources of our Manager. The preliminary valuation recommendations are then reviewed and approved by the Investment Committee and are then presented to our Audit and Compliance Committee for review and approval. Subsequent to the approval from our Audit and Compliance Committee, the valuation recommendations are then sent to our Board of Directors for final approval.

Fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. When available, we base the fair value of our investments using unadjusted quoted prices in active markets. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

Level 1: Inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. This may include valuations based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date.

Level 3: Inputs are unobservable and cannot be corroborated by observable market data. In certain cases, investments classified within Level 3 may include securities for which we have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on.

The valuation techniques used maximize the use of observable inputs and minimize the use of unobservable inputs. Our Leveraged Loans are predominately valued based on evaluated prices from nationally recognized independent pricing services approved by our Board of Directors or from third-party brokers who make markets in such debt investments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the third-party fair value estimates and perform procedures to validate their reasonableness, including an analysis of the range and dispersion of third-party estimates, frequency of pricing updates, comparison of recent trade activity for similar securities, and review for consistency with market conditions observed as of the measurement date.

There may be instances when independent or third-party pricing sources are not available, or cases where we believe that the third-party pricing sources do not provide sufficient evidence to support a market participant’s view of the fair value of the debt investment being valued. These instances may result from an investment in a less liquid loan such as a middle market loan, a mezzanine loan or unitranche loan, or a loan in a company that has become financially distressed. In these instances, we may estimate the fair value based on a combination of a market yield valuation methodology and evaluated pricing discussed above, or solely based on a market yield methodology. Under the market yield valuation methodology, we estimate the fair value based on a discounted cash flow technique. For these debt investments, the unobservable inputs used in the market yield valuation methodology to measure fair value will reflect management’s best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We will estimate the remaining life based on market data of the average life of similar loans. However, if we have information that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. The average life to be used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since many loans are prepaid prior to the maturity date. The interest rate spreads used to estimate the fair value of our loans will be based on our experience of current interest rate spreads on similar loans. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We estimate the fair value of our CLO equity investments using third-party broker quotes, purchases or sales of the same or similar securities, and cash flow forecasts subject to assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, depth and consistency at broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices.

Revenue Recognition

For debt investments, we record interest income on the accrual basis to the extent that such amounts are expected to be collected. OID and purchased discount and premiums are accreted into interest income using the effective interest method. Loan origination fees are deferred and accreted into interest income using the effective interest method. Debt prepayment fees are recognized as they are received.

We stop accruing interest on our debt investments when it is determined that the interest is not collectible. We assess the collectability of the interest based on many factors, including any delinquency on debt service payments, the portfolio company’s ability to service our loan based on current and projected cash flows, and the current valuation of the portfolio company’s total enterprise value. For investments with PIK interest, we base interest income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, we will not accrue interest income on the notes and will record an allowance for any accrued interest receivable as a reduction of interest income in the period we determine it is not collectible.

Interest income on CLO securities is recognized on the effective interest method as required by FASB ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”). At the time of purchase, we estimate the future expected cash flows and determine the effective interest rate based on these estimated cash flows and our cost basis. Subsequent to the purchase and on a quarterly basis, these estimated cash flows will be updated and a revised yield are calculated prospectively based on the current amortized cost of the investment. To the extent the current quarterly estimated cash flows decrease from the prior quarterly estimated cash flows, the revised yield is calculated prospectively based on the amortized cost basis of the investment calculated in accordance with ASC 320-10-35, Investment-Debt and Equity Securities. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities will have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates.

Competition
Our primary competitors include other BDCs, CLO investors, other credit focused investment funds, commercial and investment banks, commercial financing companies, insurance companies and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the requirements we must satisfy to maintain our qualification as a RIC.
Employees
We do not have any employees. Upon completion of our initial public offering, we will be managed by our Manager pursuant to the management agreement between our Manager and us. Our Manager does not have any employees and will rely upon certain employees of American Capital or the parent company of our Manager to conduct our day-to-day operations pursuant to the administrative services agreement. Under the administrative services agreement, our Manager will also have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise. This access will enable our Manager to perform its obligations and responsibilities under the management agreement.
Properties
We do not own any real estate or other physical properties materially important to our operation. Our and our Manager’s executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and members of our Manager’s senior investment team are located at 505 Fifth Avenue, 26th Floor, New York, NY 10017; such offices are provided by American Capital in accordance with the terms of the administrative services agreement.
Legal Proceedings
ACSF, ACSF Funding and our Manager are not currently subject to any legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 6, 2013 (dollars in thousands), regarding each portfolio company in which we have an investment. All such investments have been made in accordance with our investment objective and strategies described in this prospectus. Our initial investment portfolio was purchased during the period from October 15, 2013 through December 6, 2013. As of December 6, 2013, none of our investments exceeded 5% of our total assets. Subsequent to December 6, 2013 and prior to the completion of this offering, our investments may be prepaid or our Manager may decide that it is in our best interests to sell an investment in the ordinary course of business.  We expect to reinvest any cash proceeds from such events in new investments in accordance with our investment strategy.  However, during such period, we do not expect the overall size or composition of our investment portfolio to materially change.

	Industry	Par Amount	Cost	Fair Value
NON-CONTROLLED/NON-AFFILIATED INVESTMENTS
FIRST LIEN SECURED DEBT
Active Network, Inc.	Software	$500	$498	$502
101182 Telesis Court San Diego, CA 92121
Akorn, Inc.	Pharmaceuticals	2,500	2,488	2,515
1925 West Field Court Suite 300 Lake Forest, IL 60045
American Renal Holdings Inc.	Health Care Providers & Services	3,000	2,970	3,007
5 Cherry Hill Drive Danvers, MA 01923
AmWINS Group, LLC	Insurance	1,000	998	1,007
4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210
ARG IH Corporation	Hotels, Restaurants & Leisure	2,000	2,006	2,013
1180 Peachtree Street NE Suite 2500 Atlanta, GA 30309
Ascensus, Inc.	Capital Markets	1,000	995	1,009
200 Dryden Road Dresher, PA 19025
Aspen Dental Management, Inc.	Health Care Providers & Services	1,000	990	993
281 Sanders Creek Parkway East Syracuse, NY 13057
BJ's Wholesale Club, Inc.	Food & Staples Retailing	1,000	995	1,005
25 Research Drive Westborough, MA 01581
Blackboard Inc.	Software	4,000	3,995	4,043
650 Massachusetts Avenue N.W. 6th Floor Washington, DC 20001
Blue Coat Systems, Inc.	Software	3,072	3,091	3,089
420 North Mary Avenue Sunnyvale, CA 94085
BMC Software Finance, Inc.	Software	3,000	3,022	3,020
2101 CityWest Boulevard Houston, TX 77042
Calceus Acquisition, Inc.	Textiles, Apparel & Luxury Goods	2,992	3,007	3,007
6 Ashely Drive Scarborough, ME 04174
Catalina Marketing Corporation	Media	2,500	2,500	2,529
200 Carillon Parkway St. Petersburg, FL 33716
Centerplate, Inc.	Hotels, Restaurants & Leisure	2,000	1,990	2,013
2817 Atlantic Street Stamford, CT 06902
Chromaflo Acquisition LP	Chemicals	2,000	1,995	2,010
P.O. Box 816 Ashtabula, OH 44085
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	2,000	2,015	2,029
3730 Las Vegas Blvd. South Las Vegas, NV 89109
CPG International LLC	Building Products	3,000	2,993	3,014
888 North Keyser Avenue Scranton, PA 18504

	Industry	Par Amount	Cost	Fair Value
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	$2,500	$2,512	$2,519
925 North Point Parkway Suite 350 Alpharetta, GA 30005
Deltek, Inc.	Software	3,000	3,011	3,015
2291 Wood Oak Drive Herndon, VA 20171
Dialysis Newco, Inc.	Health Care Providers & Services	2,000	2,003	2,005
424 Church Street Suite 1900 Nashville, TN 37219
Digital Insight Corporation	Software	3,000	3,011	3,013
180 Jefferson Drive Menlo Park, CA 94025
Dole Food Company, Inc.	Food Products	3,250	3,234	3,268
One Dole Drive Westlake Village, CA 91362
Drew Marine Group Inc.	Chemicals	2,000	2,004	2,018
100 South Jefferson Road Whippany, NJ 07981
Duff & Phelps Corporation	Capital Markets	3,500	3,503	3,503
55 East 52nd Street Floor 31 New York, NY 10055
Emerald Expositions Holding, Inc.	Media	3,000	3,030	3,026
31910 Del Obispo Street San Juan Capistrano, CA 92675
Fairmount Minerals, Ltd.	Metals & Mining	3,000	3,019	3,034
8834 Mayfield Road Chesterland, OH 44026
Filtration Group Corporation	Industrial Conglomerates	1,250	1,244	1,264
500 W. Madison Suite 3890 Chicago, IL 60661
First Data Corporation	IT Services	2,000	2,007	2,005
6200 South Quebec Street Greenwood Village , CO 80111
Genesys Telecommunications Laboratories, Inc.	Software	2,000	1,990	2,001
2001 Junipero Serra Blvd. Daly City, CA 94014
GENEX Services, Inc.	Insurance	2,120	2,142	2,141
440 E. Swedesford Road Wayne, PA 19087
Global Tel*Link Corporation	Diversified Telecommunication Services	2,000	1,960	1,965
12021 Sunset Hills Road Suite 100 Reston, VA 20190
Great Wolf Resorts, Inc.	Hotels, Restaurants & Leisure	3,000	3,007	3,017
525 Junction Road Suite 6000 South Tower Madison, WI 53717
HGIM Corp.	Marine	1,500	1,506	1,509
701 Poydras Street Suite 3700 New Orleans, LA 70139
Hilton Worldwide Finance, LLC	Hotels, Restaurants & Leisure	2,961	2,979	2,969
7930 Jones Branch Drive Suite 1100 McLean, VA 22102
Information Resources, Inc.	Professional Services	2,000	2,015	2,015
150 North Clinton Street Chicago, IL 60661-1416
Intrawest Corporation	Hotels, Restaurants & Leisure	2,200	2,182	2,213
1621 18th Street Denver, CO 80202
Metaldyne, LLC	Auto Components	2,000	2,000	2,017
47659 Halyard Drive Plymouth, MI 48170
Mitchell International, Inc.	Software	2,000	2,005	2,017
6220 Greenwich Drive San Diego, CA 92122
Murray Energy Corporation	Oil, Gas & Consumable Fuels	3,000	2,985	3,030
46226 National Road W. St. Clairsville, OH 43950

	Industry	Par Amount	Cost	Fair Value
Neiman Marcus Group LTD Inc.	Multiline Retail	$3,000	$3,003	$3,022
1618 Main Street Dallas, TX 75201
North American Lifting Holdings, Inc.	Commercial Services & Supplies	2,000	1,960	1,990
925 South Loop West Houston, TX 77054
Opal Acquisition, Inc.	Insurance	1,000	990	996
20 Waterview Boulevard Parsipanny, NJ 07054
Oxbow Carbon LLC	Metals & Mining	1,000	1,007	1,006
1601 Forum Place West Palm Beach, FL 33401
Party City Holdings Inc.	Specialty Retail	3,000	3,011	3,014
80 Grasslands Road Elmsford, NY 10523
PRA Holdings, Inc.	Life Sciences Tools & Services	2,000	2,000	2,008
4130 Parklane Avenue Suite 400 Raleigh, NC 27612
Progressive Solutions, LLC	Health Care Providers & Services	2,459	2,450	2,471
1221 Lamar Suite 1400 Houston, TX 77010
Quikrete Holdings, Inc.	Construction Materials	3,000	3,015	3,015
3490 Piedmont Road Suite 1300 Atlanta, GA 30305
Ranpak Corp.	Containers & Packaging	1,987	1,997	2,004
7990 Auburn Road Concord Township, OH 44077
Renaissance Learning, Inc.	Software	4,000	3,960	4,020
2911 Peach Street P.O. Box 8036 Wisconsin Rapids, WI 54495
RGIS Services, LLC	Commercial Services & Supplies	3,000	2,981	2,964
2000 East Taylor Road Auburn Hills, MI 48326
Sabre Inc.	Software	2,000	2,023	2,014
3150 Sabre Drive Southlake, TX 76092
Securus Technologies Holdings, Inc.	Diversified Telecommunication Services	1,929	1,897	1,911
14651 Dallas Parkway Suite 600 Dallas, TX 75254
Spin Holdco Inc.	Diversified Consumer Services	3,000	3,001	3,004
303 Sunnyside Blvd. Suite 70 Plainview, NY 11803
Station Casinos LLC	Hotels, Restaurants & Leisure	3,000	3,026	3,038
1505 S. Pavilion Center Drive Las Vegas, NV 89135
TMS International Corp.	Metals & Mining	3,000	3,007	3,026
12 Monongahela Avenue Glassport, PA 15045
TransFirst Holdings, Inc.	IT Services	2,842	2,856	2,851
5400 LBJ Freeway Suite 900 Dallas, TX 75240
TriNet HR Corporation	Professional Services	2,000	1,990	2,005
1100 San Leandro Boulevard Suite 400 San Leandro, CA 94577
TurboCombustor Technology, Inc.	Aerospace & Defense	3,500	3,465	3,491
3651 S.E. Commerce Avenue Stuart, FL 34997
USI INC.	Insurance	2,000	2,020	2,009
555 Pleasantville Road Suite 160 South Briarcliff Manor, NY 10510
USIC Holdings, Inc.	Construction & Engineering	3,000	3,015	3,023
13085 Hamilton Crossing Blvd. Suite 200 Indianapolis, IN 46032

	Industry	Par Amount	Cost	Fair Value
Vitera Healthcare Solutions, LLC	Health Care Technology	$2,250	$2,231	$2,250
4301 West Boy Scout Boulevard Suite 800 Tampa, FL 33607
Wash MultiFamily Laundry Systems, LLC	Diversified Consumer Services	3,500	3,503	3,509
100 N. Sepulveda Blvd. 12th Floor El Segundo, CA 90245
World Kitchen, LLC	Household Durables	3,000	2,985	3,038
5500 N. Pearl Street Suite 400 Rosemont, IL 60018
WP CPP Holdings, LLC	Aerospace & Defense	3,000	2,993	3,011
4200 West Valley Boulevard Pomona, CA 91766
TOTAL FIRST LIEN SECURED DEBT		$154,312	$154,283	$155,059

SECOND LIEN SECURED DEBT
BJ's Wholesale Club, Inc.	Food & Staples Retailing	$2,000	$1,990	$2,042
25 Research Drive Westborough, MA 01581
Camp International Holding Company	Commercial Services & Supplies	1,000	1,000	1,015
999 Marconi Ave Ronkonkoma, NY 11779
Chromaflow Technologies Corporation	Chemicals	1,000	995	1,010
P.O Box 816 Ashtabula, OH 44085
Del Monte Foods Company	Food Products	1,000	990	1,012
One Market @ the Landmark Sanfrancisco, CA 94105
Drew Marine Group Inc.	Chemicals	2,000	1,995	2,020
100 South Jefferson Road Whippany, NJ 07981
Filtration Group Corporation	Industrial Conglomerates	500	495	512
500 W. Madison Suite 3890 Chicago, IL 60661
Opal Acquisition, Inc.	Insurance	2,000	1,990	2,011
20 Waterview Boulevard Parsipanny, NJ 07054
Performance Food Group, Inc.	Food & Staples Retailing	3,000	2,981	3,002
12500 West Creek Parkway Richmond, VA 21238
WP CPP Holdings, LLC	Aerospace & Defense	1,000	1,025	1,020
4200 West Valley Boulevard Pomona, CA 91766
TOTAL SECOND LIEN SECURED DEBT		$13,500	$13,461	$13,644
TOTAL SECURED DEBT		$167,812	$167,744	$168,703
COLLATERALIZED LOAN OBLIGATIONS
Apidos CLO XIV, Subordinated Notes due 2025		$4,400	$4,396	$4,441
P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Blue Hill CLO, Ltd., Subordinated Notes due 2026 and Subordinated Fee Notes		5,500	4,914	4,914
c/o Appleby Trust (Cayman) Ltd. P.O. Box 1350 Clifton House, 75 Fort Street Grand Cayman, Cayman Islands, KY1-1108
Carlyle Global Market Strategies CLO 2013-3, Ltd., Subordinated Notes due 2025		2,750	2,668	2,726
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Cent CLO 18 Limited, Subordinated Notes due 2025		4,675	4,615	4,590
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Cent CLO 19 Limited, Subordinated Notes due 2025		2,750	2,492	2,475
c/o MaplesFS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102

	Industry	Par Amount	Cost	Fair Value
Galaxy XVI CLO, Ltd., Subordinated Notes due 2025		$2,750	$2,479	$2,461
P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands, KY1-1102
Neuberger Berman CLO XV, Ltd., Subordinated Notes due 2025		3,410	3,073	3,052
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman, Cayman Islands, KY1-9005
Octagon Investment Partners CLO XIV, Ltd., Subordinated Notes due 2024		5,500	5,188	5,153
c/o MaplesFS Limited PO Box 1093 Boundary Hall, Cricket Square Grand Cayman Cayman Islands, KY1-1102
TOTAL COLLATERALIZED LOAN OBLIGATIONS		31,735	29,825	29,812
Total Investments		$199,547	$197,569	$198,515

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We intend to offer to make significant managerial assistance available to each of our eligible portfolio companies.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of five directors, Malon Wilkus, Stan Lundine, Phyllis R. Caldwell, Gil Crawford and Larry Harvey. Our Board of Directors has determined that Ms. Caldwell and Messrs. Crawford and Harvey are not “Interested Persons” of us, our Manager or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors.

Pursuant to our charter and bylaws, our stockholders will elect each of the members of our Board of Directors annually. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation.

Directors
Set forth below are the names and ages of our Board of Directors and their respective positions as of January 14, 2014. The address for each director is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814.

Name(1)	Age	Position
Interested Directors:
Malon Wilkus (2013)(2)	62	Chair and Chief Executive Officer
Stan Lundine (2014)(2)	74	Director
Disinterested Directors:
Phyllis R. Caldwell (2014)	54	Director
Gil Crawford (2014)	56	Director
Larry Harvey (2014)	49	Director
 _______________________

(1)	For the directors, year first elected as director is shown.

(2)
Director who is an “Interested Person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an officer of ACSF and a member of the Board of Directors of American Capital. Mr. Lundine is an Interested Person because he is a member of the Board of Directors of American Capital.

Interested Directors

Malon Wilkus is our Chair and Chief Executive Officer and the Chief Executive Officer of our Manager. Mr. Wilkus is also the Chief Executive Officer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged

Loans. Mr. Wilkus is the founder of American Capital, the indirect owner of our Manager, and has served as its Chief Executive Officer and Chairman of the Board of Directors since 1986, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has also been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. Additionally, Mr. Wilkus is the President of American Capital Asset Management, LLC, which is the asset fund management portfolio company of American Capital and also the sole member of the parent company of our Manager. He has also served on the board of directors of over a dozen middle-market companies in various industries. Mr. Wilkus is also the Chair and Chief Executive Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Stan Lundine is a former U.S. Congressman and retired attorney and hospital executive. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit physician/hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chairman of several boards and councils. From 1976 until 1987, Mr. Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Mr. Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine currently serves on the board of directors of American Capital, Ltd. (NASDAQ: ACAS) and has served on the boards of numerous other private and non-profit companies. Mr. Lundine’s extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Disinterested Directors

Phyllis R. Caldwell is a finance and economic development advisor and former commercial bank executive. Ms. Caldwell was also a senior official at the U.S. Department of the Treasury, responsible for oversight of the U.S. housing market stabilization, economic recovery and foreclosure prevention initiatives established through the Troubled Asset Relief Program, from 2009 to 2011. From 2007 to 2009, Ms. Caldwell was the President of the Washington Area Women’s Foundation. Ms. Caldwell retired from Bank of America in 2007, after working for twenty years in various leadership positions in real estate and affordable housing finance. During her tenure at Bank of America, Ms. Caldwell also managed the bank’s investments in community banks, loan funds and small business venture funds. Ms. Caldwell has served on the boards of numerous non-profit organizations engaged in housing and community development finance. Ms. Caldwell’s extensive experience in banking and finance strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Gil Crawford has 25 years experience working with microfinance institutions across the globe on various capital markets transactions. Since forming MicroVest Capital Management, LLC in 2003, Mr. Crawford has served as its Chief Executive Officer and Chief Investment Officer, responsible for leading MicroVest’s investment operations and strategy. From 2000 to 2002, Mr. Crawford was a Senior Investment Officer in the Latin American Financial Markets Division of the International Finance Corporation, where he focused on making investments in microfinance institutions in the region. From 1991 to 2000, Mr. Crawford was the founder and Executive Director of Seed Capital Development Fund, Ltd., a U.S. based non-profit firm involved in capitalizing microfinance institutions primarily in Latin America, Asia and Africa. Mr. Crawford has also served on the boards of various microfinance institutions and non-profits. Mr. Crawford’s extensive finance and capital markets experience strengthen our Board’s collective qualifications, skills, experience and viewpoints.

Larry Harvey served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) from 2007 to 2013 and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE). Our Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act). Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Board Leadership Structure
Our Board of Directors consists of five members, three of whom are not “Interested Persons” of us, our Manager or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Our Board of Directors is expected to hold regular quarterly in-person meetings and meet on other occasions when required by circumstances.
We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us because it permits clear accountability, effective decision-making and alignment on corporate strategy. We also believe that this structure is particularly appropriate and beneficial to us because it most effectively utilizes Mr. Wilkus’ broad experience and knowledge regarding the Company, including by allowing him to set the agendas and priorities of our Board of Directors and lead discussions on our business and strategy.

Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on our Board of Directors. We believe that our Board of Directors’ independent oversight will be substantial. Our Board of Directors has determined that a majority of its members are “independent” as defined in The NASDAQ Stock Market listing standards (the “NASDAQ listing standards”). Similarly, our Board of Directors has determined that less than a majority of its members are “Interested Persons” of ours under the 1940 Act. In addition, each of our Board of Directors’ Audit and Compliance Committee and Compensation and Corporate Governance Committee are composed entirely of independent directors. These independent committees of our Board of Directors also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

Further, it is our Board of Directors’ policy, as a matter of good corporate governance, to have a majority of our independent directors annually elect a “lead independent director” to preside over regular meetings of the independent directors, without management or employee directors present. These meetings of the independent directors will facilitate our Board of Directors’ effective independent oversight of our management. The designation of a lead independent director will be for a one-year term and a lead independent director may run for re-election at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor, if any, or if none, another independent director appointed by the Chair, will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.

Committees of Our Board of Directors

Our Board of Directors has established two committees, the principal functions of which are briefly described below. Matters put to a vote at any one of our committees must be approved by a majority of the directors on the committee who are present at a meeting, in person or as otherwise permitted by our bylaws, at which there is a quorum, or by unanimous written consent, of the directors on that committee. Our Board of Directors may from time to time establish other committees.

Audit and Compliance Committee. This committee will oversee the engagement of our independent auditors and question our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by our Board of Directors and will be available in the Investor Relations section of our website at www.ACSF.com or www.AmericanCapitalSeniorFloating.com. This committee’s meetings will include, whenever appropriate, executive sessions with our independent auditors, without the presence of management. The Audit and Compliance Committee will also review and provide a recommendation to our Board of Directors with regard to its approval of the valuations of our investments presented by management. In such review, the committee will discuss the proposed valuations with our independent auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee will annually review the experience and qualifications of the senior members of the independent external audit function and our Manager’s internal audit function and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit and Compliance Committee will discuss with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is composed of Ms. Caldwell and Messrs. Crawford and Harvey, with Mr. Harvey serving as Chair. Each member of the committee has been determined by our Board of Directors to be independent, as defined in Rule 5605(a)(2) of the NASDAQ listing standards. Our Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

The committee is expected to schedule regular meetings to coincide with the quarterly in-person meetings of our Board of Directors and also meet at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chair of the committee will set the agendas for the meetings.

Compensation and Corporate Governance Committee. This committee has the responsibility for reviewing and approving the compensation and benefits, if any, to be paid to our executive officers and administering any equity incentive plans. The committee is also responsible for evaluating the performance of our Manager and reviewing the compensation and fees payable to our Manager under our management agreement. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Under its charter, the Compensation and Corporate Governance Committee has the authority to select, retain and terminate compensation and other consultants. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by our Board of Directors and will be available in the Investor Relations section of our website at www.ACSF.com or www.AmericanCapitalSeniorFloating.com. Members of this committee are Ms. Caldwell and Messrs. Crawford and Harvey, with Ms. Caldwell serving as Chair. Each member of this committee has been determined by our Board of Directors to be independent, as defined in Rule 5605(a)(2) of the NASDAQ listing standards.
The Compensation and Corporate Governance Committee also serves as our Board of Directors’ standing nominating committee. Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors who has complied with the advance notice provisions of our bylaws. Candidates proposed by stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates. See “Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Advance Notice of Director Nominations and New Business.”

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the Compensation and Corporate Governance Committee will endeavor to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s ability to best represent the interests of our stockholders, integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of our Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on our Board of Directors, it is one of the factors the committee will consider in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of our Board of Directors, the committee will determine whether the incumbent director is willing to stand for re-election. If so, the committee will evaluate his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee is expected to schedule regular meetings to coincide with the quarterly in-person meetings of our Board of Directors and also meet at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chair of the committee will set the agendas for the meetings.

Meetings. Under our bylaws and the MGCL, our Board of Directors is permitted to take actions at regular or special meetings and by written consent.

Meetings of Disinterested Directors. Members of our Board of Directors who are not “Interested Persons” as defined in the 1940 Act are expected to hold quarterly meetings without persons who are members of management present. These directors will designate a director who is “independent,” as defined in Rule 5605(a)(2) of the NASDAQ listing standards, to serve as the “lead independent director” and preside at these meetings. The designation of a lead independent director is for a one-year term and a lead independent director may run for re-election at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor, if any, or if none, another independent director appointed by the Chair, will serve as lead independent director for such meeting. Mr. Crawford is our current lead independent director.

Director Compensation
We have not paid any cash compensation to any of the members of our Board of Directors since our organization. We do not have, and we do not currently intend to adopt, any plans or programs for our directors that provide for equity-based awards, pension benefits or the deferral of compensation.
Any member of our Board of Directors who is also an employee of our Manager, American Capital or their affiliates will not receive any compensation from us for serving on our Board of Directors.
Each non-employee director will receive an annual flat fee of $60,000, payable in quarterly installments in advance. We also reimburse our directors for their travel expenses incurred in connection with their attendance at full Board of Directors and committee meetings. In addition, the Chair of our Audit and Compliance Committee will receive an annual flat fee of $15,000, payable in quarterly installments in advance, and the Chair of our Compensation and Corporate Governance Committee will receive an annual flat fee of $10,000, payable in quarterly installments in advance. Our lead independent director will also receive an annual flat fee of $10,000, payable in quarterly installments in advance.
Executive Officers

Set forth below are the names of our executive officers and their respective positions as of January 14, 2014. The address for Messrs. Wilkus, Erickson and Flax is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

Name	Age	Position
Malon Wilkus	62	Chair and Chief Executive Officer
Mark Pelletier	48	President and Chief Investment Officer
John R. Erickson	54	Executive Vice President, Chief Financial Officer and Assistant Secretary
Samuel A. Flax	57	Executive Vice President, Chief Compliance Officer and Secretary
Michael Cerullo	47	Senior Vice President, Portfolio Manager and Head of Research
Dana Dratch	42	Senior Vice President, Portfolio Manager and Head of Trading

Biographical information for Mr. Wilkus is set forth in the section entitled “Management—Directors.” Biographical information for each of our other executive officers is set forth below.

Mark Pelletier is our President and Chief Investment Officer and President of our Manager, with 25 years of investment experience. Mr. Pelletier has primary oversight for all of our investments. Mr. Pelletier is also the President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. Mr. Pelletier has served as a Senior Vice President and Managing Director of American Capital since 2005. As of September 30, 2013, Mr. Pelletier and the Leveraged Finance Group managed approximately $1.8 billion in Leveraged Loans and CLO debt and equity securities through various structured and non-structured investment vehicles. Prior to joining American Capital, Mr. Pelletier served as a senior portfolio manager and analyst for Flagship Capital Management, Inc. where he covered the commercial, industrial and technology sectors. Flagship Capital was part of the asset management arm of Bank of America, and focused on managing approximately $3 billion in Leveraged Loans across seven CLO portfolios. Mr. Pelletier was a founding member of Flagship Capital, which commenced operations during 2000.

John R. Erickson is our Executive Vice President and Chief Financial Officer and Executive Vice President and Treasurer of our Manager. Mr. Erickson is also the Executive Vice President and Treasurer of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. In addition, he is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. Mr. Erickson is also a member of the board of directors, Executive Vice President and Chief Financial Officer of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Samuel A. Flax is our Executive Vice President, Chief Compliance Officer and Secretary and Executive Vice President, Chief Compliance Officer and Secretary of our Manager. Mr. Flax is also the Executive Vice President, Chief Compliance Officer and Secretary of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. In addition, he is Executive Vice President and Secretary of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised American Capital on corporate, securities and other legal matters and represented American Capital in many of its investment transactions. Mr. Flax is also a member of the board of directors, Executive Vice President and Secretary of each of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Michael Cerullo is our Senior Vice President, Portfolio Manager and Head of Research and Senior Vice President of our Manager, with 25 years of investment experience. Mr. Cerullo is also a Senior Vice President of American Capital CLO

Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. Mr. Cerullo joined American Capital in December 2005 as a Vice President in the Leveraged Finance Group, became Vice President and Principal in July 2007 and became Senior Vice President and Managing Director in January 2013. Prior to joining American Capital, he was Senior Vice President and Credit Products Officer in Bank of America’s Commercial Bank, serving midsized commercial and industrial companies based in New Jersey. His prior experience also includes over nine years lending to companies in the media and entertainment industries, three years lending to middle market companies located in the upstate New York market, and two years in commercial loan workouts, all with predecessor institutions of Bank of America.

Dana Dratch is our Senior Vice President, Portfolio Manager and Head of Trading and a Senior Vice President of our Manager, with 17 years of investment experience. Mr. Dratch is also a Vice President of American Capital CLO Management, LLC, the external manager of each of ACAS CLO 2007-1, Ltd., ACAS CLO 2012-1, Ltd., ACAS CLO 2013-1, Ltd. and ACAS CLO 2013-2, Ltd., which also invest in Leveraged Loans. Mr. Dratch joined American Capital in November 2005 as a Vice President in the Leveraged Finance Group and became Vice President and Principal in January 2013. Prior to joining American Capital, Mr. Dratch was employed at Merrill Lynch Capital (which was subsequently acquired by General Electric) underwriting leveraged transactions that were primarily sourced through the firm’s brokerage force. Prior to joining Merrill Lynch, he was employed at RBC Capital Markets’ Corporate Credit group covering a portfolio of large-cap borrowers. Prior to joining RBC, Mr. Dratch underwrote and monitored leveraged transactions in the Media and Healthcare divisions of FleetBoston Financial (which was subsequently acquired by Bank of America).
Executive Compensation
We have not paid, and we do not intend to pay, any cash or non-cash equity compensation to any of our officers and we do not currently intend to adopt any policies with respect thereto. Our management agreement provides that our Manager will provide us with a management team, including our chief executive officer, chief financial officer and chief investment officer or similar positions. American Capital and our Manager will determine the levels of base salary and cash incentive compensation, if any, that may be earned by our officers, each of whom is an employee of American Capital or the parent company of our Manager, based on the time required for the performance of the duties of our Manager under the management agreement and such other factors as American Capital and our Manager may determine to be appropriate. American Capital and our Manager will also determine whether and to what extent our officers will be provided with pension, long-term or deferred compensation and other employee benefits plans and programs. Compensation paid to our officers will be paid by American Capital or our Manager. The fees that we pay our Manager under the management agreement will, through the distributions of our Manager’s income to its member and, in turn, to American Capital, be one of the sources of funds that American Capital and our Manager will use to compensate our officers.
Code of Ethics and Conduct
Our Board of Directors has established a code of ethics and conduct (our “Code of Ethics”) that applies to our officers and directors and the officers and employees of our Manager, American Capital and its affiliates who provide services to us. Our Code of Ethics will be available in the Investor Relations section of our website at www.ACSF.com or www.AmericanCapitalSeniorFloating.com. Among other matters, our Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.
Any waiver of our Code of Ethics for our executive officers or directors may be made only by our Audit and Compliance Committee, and will be promptly disclosed as required by law or stock exchange regulations.

Compensation Committee Interlocks and Insider Participation
We have not paid, and do not intend to pay, any of our executive officers any cash or equity-based compensation. Rather, we will pay our Manager a management fee pursuant to the management agreement, the terms of which are described in “Our Manager, American Capital and the Management Agreement—Management Agreement.” Any amendments to the management agreement that would change the terms of our Manager’s compensation would have to be approved by the Compensation and Corporate Governance Committee of our Board of Directors, which consists solely of our independent directors. None of our executive officers is a member of the Compensation and Corporate Governance Committee of our Board of Directors. No member of the Compensation and Corporate Governance Committee of our Board of Directors is an executive officer or a member of the board of directors (or bodies performing similar functions) of American Capital or any of its affiliates, including our Manager and us.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Manager, American Capital ACSF Management, LLC, and its Investment Committee and senior investment team.

Investment Committee

Our Manager has established an Investment Committee, consisting of Messrs. Wilkus, Erickson, Flax, Pelletier and McHale, each of whom is an officer of our Manager. For biographies of the members of our Manager’s Investment Committee, see “Management—Directors,” “Management—Executive Officers” and “Our Manager, American Capital and the Management Agreement—Our Manager—Officers of Our Manager.” The role of the Investment Committee is to monitor the performance of our Manager with respect to our investment strategy, to monitor our investment portfolio and to monitor our compliance requirements related to our intention to qualify as a BDC and RIC. The Investment Committee intends to meet on a regular basis as frequently as it believes is required to maintain prudent oversight of our investment activities. The Investment Committee expects to set and monitor operating policies and guidelines and to receive notification in the event that we may operate outside of such policies or guidelines. The Investment Committee and/or our Board of Directors may change these policies or guidelines at any time without approval from our stockholders.
Senior Investment Team

Our Manager’s senior investment team currently consists of Mark Pelletier, Michael Cerullo, Dana Dratch, Juan Miguel Estela, Christian Toro and William Weiss. Members of our Manager’s senior investment team must approve each new investment that we make. We consider our senior investment team, led by Mark Pelletier, to be our portfolio managers. For biographies of the members of our Manager’s senior investment team, see “Our Manager, American Capital and the Management Agreement—Our Manager—Officers of Our Manager and —Members of the Leveraged Finance Group.”

As of September 30, 2013, our portfolio managers also managed investments on behalf of the following entities:

Name	Type	Primary Investment Focus	Face Value of Leveraged Loans / Notional Value (1)
ACAS CLO 2007-1, Ltd.	CLO	Leveraged Loans	$367,000,000
ACAS CLO 2012-1, Ltd.	CLO	Leveraged Loans	$328,000,000
ACAS CLO 2013-1, Ltd.	CLO	Leveraged Loans	$381,000,000
ACAS CLO 2013-2, Ltd.	CLO	Leveraged Loans	$286,000,000
American Capital TRS, LLC (2)	Total Return Swap	Leveraged Loans	$195,000,000
____________
(1) Face value of leveraged loans / notional value calculated as of September 30, 2013, and rounded to the nearest million. Balances exclude $163 million of cash and $14 million of bonds.
(2) American Capital TRS, LLC holds a total return swap which replicates the performance of reference pools of Leveraged Loans. The notional value of the contract was $195 million as of September 30, 2013.

Compensation

None of our Manager’s investment professionals receives any direct compensation from us in connection with the management of our portfolio.

OUR MANAGER, AMERICAN CAPITAL AND THE MANAGEMENT AGREEMENT

Our Manager
Upon completion of our initial public offering, we will be externally managed and advised by American Capital ACSF Management, LLC (our “Manager”) pursuant to the terms of a management agreement. Our Manager will be responsible for administering our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Our Manager is an indirect subsidiary of a wholly-owned portfolio company of American Capital. All of our officers are employees of American Capital or the parent company of our Manager. We do not have any employees. Our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager pursuant to which it will have access to their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships, to enable our Manager to perform its obligations under the management agreement and take advantage of opportunities in the Leveraged Loan and CLO market on our behalf. We will not pay any of these individuals any cash or equity-based compensation. Rather, we will pay our Manager a management fee pursuant to the management agreement.

Officers of Our Manager

Set forth below are the names and ages of certain officers of our Manager and their respective positions as of January 14, 2014. The address for Messrs. Wilkus, Erickson, Flax and Toro is c/o American Capital ACSF Management, LLC, 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo, Dratch, Estela and Weiss and Ms. Houghton is c/o American Capital ACSF Management, LLC, 505 Fifth Avenue, 26th Floor, New York, NY 10017.

Name	Age	Position Held with Our Manager
Malon Wilkus	62	Chief Executive Officer
Mark Pelletier	48	President
John R. Erickson	54	Executive Vice President and Treasurer
Samuel A. Flax	57	Executive Vice President, Chief Compliance Officer and Secretary
Michael Cerullo	47	Senior Vice President
Dana Dratch	42	Senior Vice President
Juan Miguel Estela	38	Vice President
Christian Toro	40	Vice President
William Weiss	42	Vice President
Christina Houghton	32	Vice President and Chief Financial Officer
Thomas A. McHale	41	Vice President

Biographical information for Mr. Wilkus is set forth in the section entitled “Management—Directors” and biographical information for each of Messrs. Pelletier, Erickson, Flax, Cerullo and Dratch is set forth in the section entitled “Management—Executive Officers.” Biographical information for Messrs. Estela, Toro, Weiss and McHale and Ms. Houghton is set forth below.

Thomas A. McHale is a Vice President of our Manager. Mr. McHale is also a Vice President of American Capital Asset Management, LLC, which is the asset fund management portfolio company of American Capital and also the sole member of the parent company of our Manager. In addition, Mr. McHale has served as the Senior Vice President, Finance of American Capital since May 2006. He served as Vice President, Finance and Investor Relations and Assistant Secretary of American Capital from 2002 to May 2006. Mr. McHale joined American Capital in December 1998.

Members of the Leveraged Finance Group

The Leveraged Finance Group, which comprises our Manager’s investment team, currently consists of Mark Pelletier, Michael Cerullo, Dana Dratch, Juan Miguel Estela, Christian Toro, William Weiss, Jay Heirshberg, Nicoleen Prince-Burrell, Leona Clague, Ajay Nanda and David Masi, with Messrs. Pelletier, Cerullo, Dratch, Estela, Toro and Weiss comprising our Manager’s senior investment team. The Leveraged Finance Group is supported by Christina Houghton, Controller, and Maria Jones, Director of Operations. Biographical information for each of Messrs. Pelletier, Cerullo and Dratch is set forth in the section entitled “Management—Executive Officers.” Biographical information for each of the other members of the Leveraged Finance Group and Mses. Houghton and Jones is set forth below.

Juan Miguel Estela is a Vice President of our Manager, with 13 years of financial services industry experience. Mr. Estela joined American Capital in May 2004 as a Senior Treasury Analyst, where he focused on the structuring and administration of structured debt. Mr. Estela became an Associate in the Leveraged Finance Group in January 2006, where he was focused on investing in third-party managed CLOs as well as covering companies operating in the Paper and Packaging, Aerospace and Defense, Real Estate and Transportation sectors, and became a Vice President in January 2007. Prior to joining American Capital, Mr. Estela was a Credit Analyst for Citibank Colombia where his responsibilities included underwriting and monitoring corporate credits across the Food, Beverage and Retail industries. More recently he was part of the Organization of American States, where he evaluated and made recommendations on the budget assignments of the Inter-American Agency for Cooperation & Development.

Christian Toro is a Vice President of our Manager, with 15 years of financial services industry experience. Mr. Toro joined American Capital in March 2003 as a Treasury Manager where he focused on the execution, administration, and monitoring of secured and unsecured corporate debt. In August 2006 Mr. Toro joined the Leveraged Finance Group where he is focused on evaluating and executing principal CLO investments for the firm as well as covering companies operating in the Retail and Diversified manufacturing sector, and became a Vice President in January 2007. Prior to joining American Capital, Mr. Toro was with Deloitte & Touche LLP, most recently as a member of the Global Capital Markets Group where he was focused on the implementation of GAAP for asset-backed and mortgage-backed securities transactions. Previously, he was a senior consultant in the Asset Securitization Group of PricewaterhouseCoopers LLP where he focused on reviewing transactions for the Securitization Accounting and Modeling Solutions practice – a specialized securitization accounting, cash-flow modeling and valuation group.

William Weiss is a Vice President of our Manager, with 19 years of investment experience. Mr. Weiss joined American Capital in January 2007 as a Vice President in the Leveraged Finance Group. Prior to joining American Capital, Mr. Weiss was employed with Deutsche Asset Management as a research analyst covering large and middle market companies operating in diversified industries including media, cable, telecommunications, business services, and food products. Prior to joining Deutsche Asset Management, he was employed with Bank of America’s CLO group as a portfolio analyst covering diversified industries. Prior to joining Bank of America, Mr. Weiss underwrote and monitored leveraged transactions in the Media and Communications division of FleetBoston Financial (which was subsequently acquired by Bank of America).

Jay Heirshberg has 14 years of investment experience. Mr. Heirshberg joined American Capital in January 2013 as a Vice President in the Leveraged Finance Group. Prior to joining American Capital, Mr. Heirshberg was employed with Siemens Financial Services underwriting middle market leveraged transactions across North America, Europe and Asia. Prior to Siemens, Mr. Heirshberg was employed as a credit analyst with Ares Management and earlier with American Capital, covering various industries including diversified manufacturing and capital equipment, electronics, building products and utilities. Mr. Heirshberg began his career in the credit markets with BNP Paribas’ Merchant Banking Group underwriting middle market leveraged transactions.

Nicoleen Prince-Burrell has 13 years of financial services industry experience. Ms. Prince-Burrell joined American Capital in November 2012 as Vice President in the Leveraged Finance Group. Prior to joining American Capital, Ms. Prince-Burrell was employed with GSO Capital Partners/The Blackstone Group as an investment research analyst covering the Paper & Packaging, Gaming & Lodging and Building Materials industries. Prior to joining GSO Capital Partners/The Blackstone Group, she was employed with Callidus Capital Management as an investment research analyst covering various industries. Ms. Prince-Burrell began her career at JPMorgan Chase as a credit analyst in the Mid-Corporate Banking Group.

Leona Clague has 13 years of financial services industry experience. Ms. Clague joined American Capital in May 2013 as a Vice President in the Leveraged Finance Group. Prior to joining American Capital, Ms. Clague was a structured finance consultant.  Prior to that, she was employed with Callidus Capital Management as a Vice President investing in CLO securities and assisting with new business initiatives. Ms. Clague began her financial services career at JPMorgan as a structurer in the CLO/CDO group.

Ajay Nanda has 13 years of investment experience. Mr. Nanda joined American Capital in June 2013 as a Vice President in the Leveraged Finance Group and is responsible for underwriting and managing transactions in the Healthcare and Oil & Gas sectors. Before joining American Capital, Mr. Nanda was a Portfolio/Deal Manager at Siemens Financial Services underwriting and managing middle market leveraged loans. Prior to joining Siemens Financial in 2011, Mr. Nanda was a Senior Vice President in the CLO group at Avenue Capital where he was responsible for underwriting, managing and trading broadly syndicated loans. Prior to joining Avenue Capital in 2004, Mr. Nanda was a credit analyst at HVB Credit Advisors’ (now UniCredit) CLO group for approximately three years. Mr. Nanda began his career in leveraged finance in 2000 with Fuji Bank’s (now Mizuho) Leveraged Finance and CLO group. He received credit training at Citibank through an agreement with Fuji Bank.

David Masi has over nine years of financial services industry experience, and joined American Capital in December 2013 as a Vice President and Trader in the Leveraged Finance Group. Prior to joining American Capital, Mr. Masi was a Vice President at FBR Capital Markets where he helped launch the Credit Sales and Trading desk, and was responsible for trading both the leveraged loan and high yield bond books. Previously, Mr. Masi was employed at GSO Capital Partners/The Blackstone Group as an Analyst in the Debt Funds and Hedge Funds Operations group. Prior to that he worked at US Bank as a Structured Finance Analyst.

Christina Houghton has 10 years of accounting and reporting experience in the financial services industry. Ms. Houghton joined the parent company of our Manager in November 2013. Ms. Houghton is our Vice President and Controller and Vice President and Chief Financial Officer of our Manager. Prior to joining American Capital, Ms. Houghton was employed by Apollo Global Management, LLC for over six years, where she most recently served as the Controller for Apollo Investment Corporation, a publicly traded business development company. In her role, Ms. Houghton oversaw the fund’s accounting, tax and operations functions. She also served as the Controller for the Apollo Senior Floating Rate Fund (a publicly traded closed-end fund) from 2011-2012, as the Assistant Controller for AP Alternative Assets (a publicly traded closed-end limited partnership) from 2009-2012 and held various roles within the Corporate Reporting and Valuation groups. Ms. Houghton began her career at PricewaterhouseCoopers, LLP in the Assurance practice of their Banking Capital Markets division.

Maria Jones has 16 years of asset management operations experience.  Ms. Jones joined American Capital in April 2013 as Director of Operations. Prior to joining American Capital, Ms. Jones was employed at Canaras Capital Management, LLC where she was the Chief Operating Officer responsible for establishing and reviewing policies and procedures for operational and risk control, accounting and compliance.  Prior to joining Canaras Capital Management, LLC, Ms. Jones was employed at Goldman Sachs Asset Management where she was responsible for establishing daily operations procedures to monitor the hedge fund’s direct investments in bank loans.  Prior to Goldman Sachs Asset Management, she was employed at INVESCO where she had direct responsibility for bank loans settlement and reporting and later in the capacity of operations manager overseeing 17 CLO structures and several separately managed accounts.  She began her career in 1997 at Loan Pricing Corporation, a Thomson Reuters company.

American Capital, Ltd.
Founded in 1986, American Capital is a publicly-traded private equity firm and global asset manager which directly and through its asset management business, originates, underwrites and manages investments in private equity, sponsored finance, real estate, energy and infrastructure, Leveraged Loans and CLOs. As of September 30, 2013, American Capital has eight offices in the United States and Europe and $117 billion in assets under management across its target asset classes.
On February 11, 2013, American Capital made an initial capital contribution to us of $1,000, and became our initial sole stockholder. On October 15, 2013, American Capital contributed our stock to its wholly-owned portfolio company, ACAM, and ACAM is our sole stockholder until completion of this offering.

ACAM will purchase up to 299,100 shares of our common stock at the initial public offering price in the directed share program, resulting in its ownership of approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act, upon completion of this offering (or approximately 2.6% if the underwriters exercise the over-allotment option in full). ACAM has agreed that, for a period of 180 days after the date of this prospectus, it will not, without the prior written consent of the representatives of the underwriters, dispose of or hedge the shares of our common stock that it will purchase in the directed share program, subject to certain exceptions and extension in certain circumstances.

Management Agreement
Management Services
The management agreement requires our Manager to oversee our business affairs in conformity with the Investment Committee’s operating policies and guidelines. Our Manager at all times will be subject to the supervision and direction of our Board of Directors, the terms and conditions of the management agreement and such further limitations or parameters as may be imposed from time to time by our Board of Directors. Our Manager is generally responsible for (i) the selection, purchase, sale and monitoring of our investment portfolio, (ii) our financing and hedging activities and (iii) providing us with investment advisory services. Our Manager is responsible for our day-to-day operations and will perform such services and activities relating to our assets and operations as may be appropriate, including, without limitation:

•	maintaining the Investment Committee, which may, among other responsibilities, change our operating policies and guidelines;

•	serving as our consultant with respect to the periodic review of our investments, borrowings and operations and other policies and recommendations with respect thereto;

•	serving as our consultant with respect to selecting, purchasing, financing, monitoring and disposing of our investments;

•
serving as our consultant with respect to decisions regarding any financings, hedging activities or borrowings undertaken by us or our subsidiaries, including (1) assisting us in developing criteria for debt and equity financing that is specifically tailored to our investment objectives and (2) advising us with respect to obtaining appropriate financing for our investments;

•	advising us with respect to incentive plans that we may establish for our independent directors;

•	providing us with portfolio management;

•
engaging and supervising, on our behalf and at our expense, independent contractors that provide investment banking, securities brokerage, insurance, diligence, legal, accounting, valuation, transfer agent, registrar and such other services as may be required relating to our operations or investments (or potential investments);

•	providing executive and administrative personnel, office space and office services required in rendering services to us;

•
performing and supervising the performance of administrative functions necessary in our management as may be agreed upon by our Manager and our Board of Directors, including, without limitation, the services in respect of any equity incentive plan we may establish for our independent directors, the collection of revenues and the payment of our debts and obligations and maintenance of appropriate information technology services to perform such administrative functions;

•
communicating on behalf of us with the holders of any of our equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading exchanges or markets and to maintain effective relations with such holders, including website maintenance, logo design, analyst presentations, investor conferences and annual meeting arrangements;

•	counseling us in connection with policy decisions to be made by our Board of Directors;

•	counseling us regarding the requirements to qualify as a RIC and monitoring compliance with the various RIC qualification tests and other rules set out in the Code and Treasury regulations thereunder;

•	counseling us regarding the requirements to qualify as a BDC and monitoring compliance with the various BDC qualification tests and other rules set out in the 1940 Act;

•	offering to make significant managerial assistance available to each of our eligible portfolio companies, as required by the 1940 Act;

•	voting any proxies solicited by an issuer of securities held by us;

•	furnishing reports and statistical and economic research to us regarding the activities and services performed for us or our subsidiaries by our Manager;

•
monitoring the operating performance of our investments and providing periodic reports with respect thereto to our Board of Directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

•
investing and re-investing any of our monies and securities (including in short-term investments, payment of fees, costs and expenses, or payments of dividends or distributions to our stockholders) and advising us as to our capital structure and capital-raising activities;

•
causing us to retain qualified accountants and legal counsel, as applicable, to (i) assist in developing appropriate procedures, internal controls, compliance procedures and testing systems with respect to the provisions of the Code applicable to RICs and (ii) conduct quarterly compliance reviews with respect thereto;

•	causing us to qualify to do business in all jurisdictions in which such qualification is required and to obtain and maintain all appropriate licenses;

•
assisting us in complying with all regulatory requirements applicable to us in respect of our business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Securities Act or the Exchange Act;

•
taking all necessary actions to enable us and our subsidiaries to make required tax filings and reports, including soliciting stockholders for required information to the extent necessary under the Code and Treasury regulations applicable to RICs;

•
handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which we may be involved or to which we may be subject arising out of our day-to-day operations;

•
arranging marketing materials, advertising, industry group activities (such as conference participations and industry organization memberships) and other promotional efforts designed to promote our business;

•	using commercially reasonable efforts to cause expenses incurred by or on behalf of us to be commercially reasonable or commercially customary;

•
performing such other services as may be required from time to time for the management and other activities relating to our assets, business and operations as our Board of Directors reasonably requests or our Manager deems appropriate under the particular circumstances; and

•	using commercially reasonable efforts to cause us to comply with all applicable laws.
Management Fee

Our Manager will receive a management fee from us that is payable quarterly in arrears. The management fee will be calculated at an annual rate of 0.8% of our total assets, excluding cash and cash equivalents and net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. There is no incentive compensation paid to our Manager under the management agreement.

Payment of Our Expenses
We do not have any employees and do not pay our officers any cash or non-cash equity compensation. We will pay, or reimburse our Manager and its affiliates, for expenses related to our operations incurred on our behalf, but excluding employment-related expenses of our and our Manager’s officers and any employees of American Capital or the parent company of our Manager who provide services to us pursuant to the management agreement or to our Manager pursuant to the administrative services agreement. However, for the first full 24 months after our receipt of the net proceeds from this offering, our other operating expenses will be limited to an annual rate of 0.75% of our stockholder’s equity, less net unrealized appreciation or depreciation, each as determined under GAAP at the end of the most recently completed fiscal quarter. For the purposes of the preceding operating expense limit, other operating expenses include both (i) our operating expenses reimbursed to our Manager and its affiliates for expenses related to our operations incurred on our behalf, and (ii) our operating expenses directly incurred by us excluding the management fee, interest costs, taxes and accrued costs and fees related to actual, pending or threatened litigation, each as determined under GAAP for the most recently completed fiscal quarter. As a result of this operating expense limit during the above period, any reimbursements to our Manager and its affiliates could be reduced or eliminated and, in certain instances, our Manager could be required to reimburse us so that our other operating expenses do not exceed the limits described above. Subsequent to the first full 24 months after our receipt of the net proceeds from this offering, there are no limits on the reimbursement to our Manager or its affiliates of such expenses related to our operations. The costs and expenses required to be paid by us include, but are not limited to:

•	certain costs incurred in connection with formation and capital raising activities, including this offering;

•	transaction costs incident to the acquisition, disposition, financing, hedging and ownership of our investments;

•	diligence costs incurred for prospective investments;

•	expenses incurred in contracting with third parties;

•	external legal, auditing, accounting, consulting, investor relations, portfolio valuation, brokerage and administrative fees and expenses, including in connection with this offering;

•
the compensation and expenses of our independent directors and the cost of liability insurance to indemnify our directors and officers and the officers and employees of our Manager and its affiliates who provide services to us;

•	the costs associated with our establishment and maintenance of any indebtedness (including commitment fees, accounting fees, legal fees, closing costs, rating agency fees and similar expenses);

•	expenses relating to the payment of dividends;

•	costs incurred by our Board of Directors and personnel of our Manager or its affiliates for travel on our behalf;

•	expenses relating to communications to holders of our securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies;

•	tax and license fees applicable to us and our subsidiaries, including external fees for tax and regulatory compliance;

•	insurance costs incurred by us and our subsidiaries;

•	transfer agent, custodial, trustee, third party loan administration and exchange listing fees;

•	the costs of printing and mailing proxies and reports to our stockholders;
the costs of establishing and maintaining our website;

•	all costs of organizing, modifying or dissolving our company or any subsidiary and costs in preparation of entering into or exiting any business activity;

•	our pro rata portion of costs associated with any computer software, hardware or information technology services that are used by us;

•	our pro rata portion of the costs and expenses incurred with respect to market information systems and publications, research publications and materials used by us;

•	settlement, clearing, trustee, prime brokerage and custodial fees and expenses relating to us;

•
the costs of maintaining compliance with all federal, state and local rules and regulations or any other regulatory agency (as such costs relate to us), all taxes and license fees and all insurance costs incurred on behalf of us;

•	the costs of administering our equity incentive plans, if any; and

•
our pro rata portion of rent (including disaster recovery facility costs and expenses), telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.

Our Manager is responsible for paying the underwriters’ discount and commission for this offering, pursuant to the terms of the management agreement and the underwriting agreement that we entered into on the date of this prospectus.

Indemnification
The management agreement provides that our Manager and its affiliates and their respective directors, officers, employees, members, managers, partners and stockholders are entitled to broad indemnification from us from and against any claims or liabilities (including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the management agreement) to the fullest extent such indemnification is then permitted under our charter and bylaws, the 1940 Act, the Advisers Act, the laws of the State of Maryland and any other applicable law.
Duration and Termination
Unless terminated earlier as described below, the management agreement will continue in effect for a period of two years from the date it was executed. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “Interested Persons” as defined under the 1940 Act. The management agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Manager. The management agreement may also be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) holders of a majority of our outstanding voting securities, (ii) our Board of Directors or (iii) our Manager. See “Risk Factors—Risks Related to Our Relationship with Our Manager and American Capital.”
A discussion regarding the basis for our Board of Directors’ approval of the management agreement will be included in the first periodic report we file with the SEC following the commencement of this offering.

Administrative Services Agreement

Because neither we nor our Manager have any employees or separate facilities, our Manager will provide services to us through certain employees of American Capital or the parent company of our Manager pursuant to an administrative services agreement. Under such agreement, our Manager will also be provided with the services and other resources necessary for our Manager to perform its obligations and responsibilities under the management agreement. In addition, certain members of American Capital’s senior management team will serve as officers of our Manager and us. Further, under the administrative services agreement, American Capital and the parent company of our Manager will be required to provide our Manager with the services of their employees such that our Manager may provide us with a chief executive officer, chief financial officer and chief investment officer pursuant to the terms of the management agreement.

If either we or our Manager elect to terminate the management agreement pursuant to its terms (as described above), the administrative services agreement would likewise be terminated. The administrative services agreement will only be able to be terminated upon the expiration or termination of the management agreement. Pursuant to the administrative services agreement, American Capital and the parent company of our Manager will be able to assign their rights and obligations thereunder to any of their affiliates, including ACAM, the sole member of the parent company of our Manager.

We are not a party to the administrative services agreement. Therefore, we do not have any recourse against American Capital or the parent company of our Manager if they do not fulfill their obligations under the administrative services agreement or if they elect to assign the agreement to one of their affiliates.

ACAM Facility

On October 15, 2013, we entered into the ACAM Facility, a $200 million revolving credit facility with ACAM, the proceeds of which we have agreed to use to finance our eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, we may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature on the earlier of October 15, 2014 or the date of the consummation of this offering. We have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility.

For the period from October 15, 2013 through December 6, 2013, we purchased Leveraged Loans and one CLO equity investment in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, we also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches we purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012. We record the purchases and sales of our investment securities on the trade date. Accordingly, some of the investments in our investment portfolio have not settled as of January 14, 2014. We funded the purchase of our investments that have settled as of January 14, 2014 with draws under the ACAM Facility. We expect to draw additional amounts under the ACAM Facility on the settlement dates of our investments that are yet to settle.

American Capital License Agreement

In November 2013, we entered into a license agreement with American Capital pursuant to which American Capital granted us a non-exclusive, royalty free license to use the names “American Capital” and “American Capital Senior Floating” and the Internet addresses www.ACSF.com and www.AmericanCapitalSeniorFloating.com. Other than with respect to this license, we will have no legal right to use such names or website. In the event the management agreement is terminated, we would be required to change our Internet address and name to eliminate the use of “American Capital” and “American Capital Senior Floating.”

Conflicts of Interest in Our Relationship with Our Manager, Our Management Team and American Capital

Management Agreement. We were incorporated by American Capital, the indirect owner of our Manager. As a consequence, the terms of our management agreement, including fees payable, were not negotiated on an arm’s-length basis, and its terms may not be as favorable to us as if they were negotiated with an unaffiliated party. The compensation we will pay to our Manager consists of a management fee, which is not tied to our performance. The management fee is paid regardless of our performance and it may not provide sufficient incentive to our Manager to seek to achieve attractive risk-adjusted returns for our investment portfolio. This could result in reduced returns to our investors.

Time Commitments of Our Management Team. Our Manager will be responsible for making all of our investment decisions. All of our and our Manager’s officers are employees of American Capital or the parent company of our Manager, and none of them will devote his or her time to us exclusively. We expect that our officers and other appropriate personnel of American Capital and the parent company of our Manager will devote such portion of their time as is necessary to enable us to effectively operate our business.

Restrictions on Investments and Allocation of Investment Opportunities. American Capital and its affiliates have historically sponsored or managed, and currently sponsor or manage, investment vehicles with similar or overlapping investment strategies and have put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. We may co-invest on a concurrent basis with other affiliates of American Capital, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures.

Our Manager and its affiliates have both subjective and objective policies and procedures in place that are intended to manage potential conflicts of interest between our Manager’s fiduciary obligations to us and similar fiduciary obligations of our Manager and its affiliates to their respective other clients. To the extent that we compete with entities sponsored or managed by American Capital or its affiliates for a particular investment opportunity, our Manager and its affiliates will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) each entity’s investment objective, investment policies, investment position and available capital, (2) our Manager’s and its affiliates’ internal conflict of interest and allocation policies, (3) the requirements of the Advisers Act, and (4) certain restrictions under the 1940 Act regarding a BDC’s co-investments with affiliates.

Our Manager seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other investment vehicles sponsored or managed by American Capital and its affiliates. When we invest alongside such other vehicles, such investments are made consistent with the allocation policy of the parent company of our Manager. Under this allocation policy, our Manager will make an investment decision on our behalf with respect to the amount of any proposed investment to be made by us and each other eligible investment vehicle’s manager will make a separate investment decision on behalf of it. If sufficient securities or loan amounts are available to satisfy our and each such vehicle’s proposed investment, the opportunity will be allocated in accordance with our Manager’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other vehicles sponsored or managed by American Capital or its affiliates, the allocation policy further provides that allocations among us and other vehicles will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. In situations in which co-investment with other entities sponsored or managed by American Capital or its affiliates is not permitted or appropriate, our Manager will need to decide whether we or such other entity or entities will proceed with the investment. Our Manager will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible investment vehicles on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

The allocation policy of the parent company of our Manager is intended to ensure that, over time, we may generally share equitably in investment opportunities with other investment vehicles sponsored or managed by American Capital or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other vehicles. There can be no assurance that our Manager’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Management Team. Each of our and our Manager’s officers is an employee of American Capital or the parent company of our Manager and none of them is required to devote his or her time to us exclusively. Each of our and our Manager’s officers has significant responsibilities to American Capital and certain of its various portfolio companies, affiliated entities or managed funds. Mr. Pelletier and the other members of our Manager’s senior investment team will provide services to us and may provide services to American Capital or other investment vehicles that have been or may be sponsored by American Capital in the future and may have similar investment strategies. As such, conflicts may arise as employees of American Capital and certain of its affiliates may have conflicts between their duties to us and their duties to, and interest in, other funds or entities to which they provide services.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions
ACAM is our sole stockholder until completion of this offering. At our request, the underwriters have reserved up to 299,900 shares of our common stock for sale at the initial public offering price to ACAM. Therefore, immediately after the completion of this offering, ACAM will beneficially own approximately 3% of our outstanding common stock, the maximum amount permissible under the 1940 Act (or 2.6% if the underwriters exercise the over-allotment option in full). The underwriters have also reserved up to 200,100 shares of our common stock for sale at the initial public offering price to certain employees of the parent company of our Manager.
We have entered into a management agreement with our Manager, pursuant to which our Manager will manage our day-to-day operations upon completion of our initial public offering. We will pay our Manager a management fee quarterly in arrears and will reimburse our Manager and its affiliates for certain expenses, subject to a cap for the first full 24 months after our receipt of the net proceeds from this offering. See “Our Manager, American Capital and the Management Agreement—Management Agreement” for more information regarding the services our Manager will provide to us and the fees we will pay to our Manager. Our Manager does not have any employees or separate facilities and will rely upon employees of American Capital or the parent company of our Manager to conduct our day to day operations. Our Manager has also entered into an administrative services agreement with American Capital and the parent company of our Manager pursuant to which our Manager will be able to utilize their employees, including senior management and operations, financial accounting, compliance, legal, capital markets, accounting, treasury, investor relations and information technologies staffs, and their infrastructure, operations, business relationships and management expertise.
On October 15, 2013, we entered into the ACAM Facility, a $200 million revolving credit facility with ACAM, the proceeds of which we have agreed to use to finance our eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, we may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature on the earlier of October 15, 2014 or the date of the consummation of this offering. We have agreed to use the net proceeds of this offering to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of January 14, 2014, we had $194.7 million outstanding under the ACAM Facility.
For the period from October 15, 2013 through December 6, 2013, we purchased Leveraged Loans and one CLO equity investment in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, we also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches we purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012. We record the purchases and sales of our investment securities on the trade date. Accordingly, some of the investments in our investment portfolio have not settled as of January 14, 2014. We funded the purchase of our investments that have settled as of January 14, 2014 with draws under the ACAM Facility. We expect to draw additional amounts under the ACAM Facility on the settlement dates of our investments that are yet to settle. See “Portfolio Companies.”
In November 2013, we entered into a license agreement with American Capital, pursuant to which American Capital granted us a non-exclusive, royalty free license to use the names “American Capital” and “American Capital Senior Floating” and the Internet addresses www.ACSF.com and www.AmericanCapitalSeniorFloating.com. See “Our Manager, American Capital and the Management Agreement—American Capital License Agreement.”
We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

Related Party Transaction Policies

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us, or our affiliates, subject to certain exceptions.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we will seek Board of Directors and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, our Code of Ethics, which has been approved by our Board of Directors and will be provided to all our directors, officers and the persons who provide services to us pursuant to the management agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the Company. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Chief Compliance Officer. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, our principal accounting officer and certain other persons who may be designated by our Board of Directors or its Audit and Compliance Committee, whom we collectively refer to as our financial executives, must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit and Compliance Committee.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of our initial public offering, there will be 100 shares of our common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock after the completion of our initial public offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

• each person known to us to own, of record or beneficially, 5% or more of the outstanding shares of our common stock;

• each of our directors and executive officers; and

• all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities and has been determined in accordance with Rule 13d-3 of the Exchange Act. Percentage of ownership is based on 10,000,100 shares of our common stock outstanding at the completion of our initial public offering.

Shares Owned Immediately After this Offering
Name and Address (1)	Number	Percentage (2)
Director and Executive Officer:
Malon Wilkus	—	—
Directors:
Phyllis R. Caldwell	—	—
Gil Crawford	—	—
Larry Harvey	—	—
Stan Lundine	—	—
Executive Officers:
Mark Pelletier	—	—
John R. Erickson	—	—
Samuel A. Flax	—	—
Michael Cerullo	—	—
Dana Dratch	—	—
All directors and executive officers as a group (10 persons)	—	—
____________
*    Represents less than 1.0%.

(1)
The address for Ms. Caldwell and Messrs. Wilkus, Crawford, Erickson, Flax, Harvey and Lundine is c/o American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, and the address for Messrs. Pelletier, Cerullo and Dratch is c/o American Capital Senior Floating, Ltd., 505 Fifth Avenue, 26th Floor, New York, NY 10017.

(2)    Based on a total of 10,000,100 shares of our common stock issued and outstanding on January 22, 2014.

Upon the completion of our initial public offering, the following table sets out the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in American Capital Senior Floating, Ltd. (1)
Interested Directors:
Malon Wilkus	none
Stan Lundine	none
Independent Directors:
Phyllis R. Caldwell	none
Gil Crawford	none
Larry Harvey	none
____________
(1)     Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding common stock will be determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

When available, our investments will be valued using unadjusted quoted prices in active markets such as an over-the-counter market as of the valuation date. We may also value our investments based on evaluated prices received from nationally recognized independent pricing services or from third-party brokers who make markets in such debt investments. We expect that there will not be a readily available market value within a recent date for many of our investments; those investments that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our Board of Directors. We expect to value such investments at fair value as determined in good faith by our Board of Directors using a documented valuation policy and a consistently applied valuation process.

Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Our Board of Directors has adopted a dividend reinvestment and stock purchase plan that provides for reinvestment of our cash dividends and distributions on behalf of our registered stockholders and any brokers, banks or other nominees (collectively, a “Nominee”) of a beneficial owner of shares of our common stock that are registered in such Nominee's name (collectively, “participants”), unless a stockholder elects to opt-out of the plan. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our registered stockholders and Nominees who have not opted out of our dividend reinvestment and stock purchase plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. The plan also provides a method for participants to make optional cash purchases of shares of our common stock.

No action will be required on the part of a registered stockholder to participate in the plan and have his, her or its cash dividends and distributions reinvested in shares of our common stock. Cash dividends and distributions to beneficial owners of our common stock will be automatically reinvested in additional shares of our common stock under the plan only if such owner’s Nominee provides this service to them and the Nominee has not elected, on their behalf, to opt-out of the plan and receive cash dividends and distributions. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, internet or in writing that he, she or it wishes to terminate participation in the plan. Beneficial owners may receive distributions in cash by contacting their Nominee to terminate his, her or its participation in the plan.

The optional cash purchase component of the plan permits plan participants to purchase shares of our common stock on a monthly basis in amounts, subject to certain exceptions, ranging from $50 to $10,000 or, with our prior approval, in excess of $10,000.

The plan administrator will set up an account for each participant for shares acquired through the plan. Certificates for shares issued under the plan generally will not be furnished; rather, shares will be held in book entry form in the participant’s plan account. Registered holders may request certificates through the internet, by telephone or in writing for a specified number of shares credited to their plan account. Beneficial owners can receive certificates for shares issued under the plan by contacting their Nominee to become a registered holder.

Generally, we intend to issue shares of common stock to implement the plan, subject to the provisions of the 1940 Act. At our discretion, shares sold to the plan administrator may be either newly issued or treasury shares. However, for dividend reinvestments and optional cash purchases of less than $10,000, we may instruct the plan administrator to buy shares in the market under certain circumstances. In connection with dividend reinvestments and optional cash purchases below $10,000 under the plan, the price of shares issued by, or purchased directly from, us will be the consolidated volume weighted average price, rounded to four decimal places, of our common stock as quoted on The NASDAQ Global Market, obtained from Bloomberg, LP for the trading hours from 9:30 a.m. to 4:00 p.m. (up to and including the closing print), Eastern time, for that purchase date, less at times a 1% discount (in our sole discretion) for shares issued by us for dividend reinvestments. The purchase price of shares purchased in the open market will be the weighted average price per share of the shares of common stock purchased.

We will pay all administrative costs associated with the reinvestment of dividends under the plan. There are no transaction or processing fees, expenses or service charges under the plan in connection with such purchases. If the plan purchases shares with reinvested dividends in market transactions instead of directly from us, we will pay any such fees on such purchases. For the optional cash purchase part of the plan, the plan administrator will charge participants a processing fee of $0.03 per share in connection with any optional cash payments made in the open market under the plan. The processing fee includes any brokerage commissions that the plan administrator is required to pay. In addition, the plan administrator will charge participants a $5.00 transaction fee for optional cash payments made by check or one-time online ACH, and a $2.50 transaction fee for each optional cash payment made by recurring debit from a U.S. bank account.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than NAV. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

This prospectus also relates to the shares that we will offer and sell under our dividend reinvestment and stock purchase plan following the consummation of our initial public offering.  A complete copy of our dividend reinvestment and stock purchase plan will be filed as an exhibit to the Registration Statement of which this prospectus forms a part.

You may obtain additional information about our dividend reinvestment and stock purchase plan, including a copy of the plan, by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting the plan administrator at the following address: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com/investor.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of our common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary assumes that the investors hold our common stock as capital assets (within the meaning of the Code). This summary does not discuss all aspects of U.S. federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under U.S. federal income tax laws, including foreign taxpayers (except as discussed below), stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax laws.
For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons (within the meaning of the Code) have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.
Election to Be Taxed as a RIC
We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a RIC
If we qualify as a RIC and meet the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.
In addition, we will be subject to a nondeductible U.S. federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and long-term capital gains or losses for the calendar year), (b) 98.2% of our “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any income realized, but not distributed, in the preceding years. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in the calendar year will be considered to have been distributed by year end.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things: (a) elect to be treated as a RIC; (b) meet the Annual Distribution Requirement; (c) qualify to be treated as a BDC under the 1940 Act at all times during each taxable year; (d) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and (e) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”), and (ii) no more than 25% of the value of our assets are invested in securities, other than U.S. government securities or securities of other RICs, of one issuer or two or more issuers that are controlled (as determined under applicable tax rules) by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).
Our income for tax purposes, which determines the required distributions, generally differs from our income as measured by GAAP due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital, and net unrealized appreciation or depreciation of investments.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments.
Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We may in the future purchase a residual or subordinated interest in a CLO that is treated for U.S. federal income tax purposes as a passive foreign investment company (“PFIC”), a foreign corporation that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or holds at least 50% of its total assets in investments producing such passive income. If we purchase shares in a foreign corporation that is treated as a PFIC, we may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a qualified electing fund (“QEF”) under the Code, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us by the QEF. Alternatively, we can elect mark-to-market treatment for a PFIC; in that case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% U.S. federal excise tax.

We may in the future purchase a residual or subordinated interest in a CLO that is treated for U.S. federal income tax purposes as a controlled foreign corporation (“CFC”). In addition, we may purchase or acquire through other means an equity interest in an operating company that is considered a CFC. If we hold more than 10% of the shares in a foreign corporation that is treated as a CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution of the CFC’s income for its tax year is referred to as subpart F income. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% U.S. federal excise tax.
Although the Code generally provides that income inclusions from a QEF and subpart F income will be “good income” for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, although we believe that the income inclusions from a QEF and subpart F income of a CLO that we are required to include in our taxable income would be “good income” for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test. If such income were not considered “good income” for purposes of the 90% Income Test, we may not qualify as a RIC.
Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
Any gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
If we do not satisfy the Annual Distribution Requirement or otherwise do not qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “—Failure To Qualify as a RIC.”
As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.
Some of the income and fees that we may recognize may not satisfy the 90% Income Test to qualify as a RIC. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such income test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may not qualify as RIC.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Failure to Qualify as a RIC
If we do not satisfy the 90% Income Test for any taxable year or the Diversification Tests at the end of each quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).
If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Such dividend income would be taxable as a qualified dividend eligible for preferential U.S. federal tax rates in the case of U.S. stockholders, as discussed below, provided that the shares have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
If we do not qualify as a RIC for two or more taxable years, in order to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets ( i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.
Our distributions generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a preferential U.S. federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). In this regard, however, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the preferential U.S. federal tax rates. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Long-term capital gain of an individual U.S. stockholder is generally taxed at preferential rates. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. Stockholders receiving dividends or distributions in the form of additional shares of our common stock should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.
If we retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution,”

then, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the U.S. federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay U.S. federal corporate income tax on any retained capital gains at our regular U.S. federal corporate income tax rate, and since that rate is currently in excess of the maximum U.S. federal income tax rate currently payable by individuals on long-term capital gains, the amount of U.S. federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
Under IRS rulings, dividends and other taxable distributions which are reinvested by a participant under the dividend reinvestment and stock purchase plan in original issue common stock purchased from us will be treated, for federal income tax purposes, as having been received by the participant in the form of a taxable stock distribution rather than as a cash dividend. A participant whose dividends are reinvested under the dividend reinvestment and stock purchase plan in this manner will therefore be treated as having received a distribution equal to the fair market value, on the date such purchases are made, of the shares of common stock acquired through such reinvestment.
A participant whose dividends are reinvested under the dividend reinvestment and stock purchase plan in common stock purchased on the open market will be treated as having received a distribution equal to the amount of cash paid as the dividend, plus the amount of brokerage fees or commissions paid by us on the participant’s behalf.
A participant for whom shares of original issue common stock are purchased from us with optional cash payments will not be treated as having received a distribution with respect to the shares of common stock so purchased. However, any brokerage fees or commissions paid by us to obtain the shares of common stock will be treated as a distribution for federal income tax purposes.
A corporate recipient of dividends reinvested under the dividend reinvestment and stock purchase plan may be entitled to a dividends-received deduction allowed by Section 243 of the Code. However, if such corporate recipient is subject to the alternative minimum tax, a portion of the dividends-received deduction will be treated as an adjustment that increases alternative minimum taxable income.
Subject to the discussion below regarding the “average basis method,” the tax basis for our common stock acquired by reinvesting cash distributions through the dividend reinvestment and stock purchase plan generally will equal the fair market value of our common stock on the date of distribution (plus the amount of any brokerage fees paid by the stockholder). Accordingly, if we offer a discount on the purchase price of our common stock purchased with reinvested cash distributions, the tax basis in our common stock would include the amount of any discount.
Subject to the discussion below regarding the “average basis method,” the tax basis in our common stock acquired through the optional cash payments or purchased on the open market with dividends paid in cash generally will equal the cost paid by the participant in acquiring our common stock, including any brokerage fees paid by the stockholder. If we offer a discount on the purchase price of our common stock purchased by making an optional cash payment, then the tax basis in those shares of common stock also would include any amounts taxed as a dividend.
Absent an election to the contrary by you, the plan administrator intends to use the “FIFO” method (as defined in applicable Treasury Regulations) for shares of common stock acquired by or for you under the dividend reinvestment and stock purchase plan. The FIFO method of computing tax basis will apply to shares of common stock acquired by or for you under the dividend reinvestment and stock purchase plan, except to the extent you provide notice to the plan administrator that you elect to use the average basis method of computing the tax basis of your shares of common stock under the dividend reinvestment and stock purchase plan or another permitted method. The dividend reinvestment and stock purchase plan complies with recent Treasury Regulations that generally allow taxpayers to elect to use the average basis method with respect to shares of common stock acquired in connection with a dividend reinvestment plan if the plan requires the reinvestment of at least 10% of every dividend. As a result, you may make an election to use the average basis method of determining such tax basis at any time, and such method will apply to all dispositions of shares of common stock under the dividend reinvestment and stock purchase plan following such election. You should consult your tax advisor regarding the average basis method and the elections that are appropriate for you.
This plan requires a minimum reinvestment of 10% of the dividends (if any) paid on any share of common stock (Certificates, Direct Registration, or dividend reinvestment and stock purchase plan) held in your account. The dividend reinvestment and stock purchase plan qualifies as a Dividend Reinvestment Plan under the meaning of Treasury Regulation Section 1.1012-1(e)(6)(i), which enables participants to use the “average basis method” when determining the tax basis of any shares of common stock sold.
The dividend reinvestment and stock purchase plan assumes that each participant will use the first-in, first-out “FIFO” method when determining the tax basis of any shares of common stock sold. Participants may designate their preference for a different method of determining the tax basis of shares of common stock by identifying this preference to the plan administrator. Participants may designate their preference for “specific identification” cost basis at any time or may designate their preference for the “average basis method.”
A participant will not realize any taxable income when it receives certificates for whole shares of common stock credited to its account, either upon request for such certificates or upon withdrawal from or termination of the dividend reinvestment and stock purchase plan.
A participant that receives, upon withdrawal from or termination of the dividend reinvestment and stock purchase plan, a cash adjustment for a fraction of a share of common stock credited to its account will realize a gain or loss with respect to such fraction. Gain or loss will also be realized by the participant when whole shares of common stock are sold pursuant to the participant’s request when it withdraws from the dividend reinvestment and stock purchase plan or when whole shares of common stock are sold or exchanged by the participant after the shares of common stock have been withdrawn from the dividend reinvestment and stock purchase plan. The amount of such gain or loss will be the difference between the amount which the participant receives for its shares of common stock or fraction of a share of common stock and its tax basis therefore, as adjusted to reflect the portion, if any, of dividends received thereon constituting a return of capital (nontaxable distributions) for federal income tax purposes. Generally, such gain or loss from stock held as a capital asset will be capital gain or loss. IRS Form 1099 will be sent to each participant for any shares of common stock sold through the dividend reinvestment and stock purchase plan.
A participant’s holding period for shares of common stock acquired through the dividend reinvestment and stock purchase plan will begin on the day following the purchase of such shares of common stock.
Under backup withholding rules, dividends which are reinvested pursuant to the dividend reinvestment and stock purchase plan and the proceeds from the sale or other disposition of your shares of common stock may be subject to backup withholding, currently at the rate of 28%, unless the participant (a) is a corporation or other form of exempt entity and, when required, demonstrates this fact, or (b) provides the plan administrator (or other applicable paying agent) with its taxpayer identification number and certifies to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against your federal income tax liability, provided the required information is timely provided to the IRS.
Non-U.S. stockholders should seek advice from an independent tax advisor regarding the tax consequences to them of participating in the dividend reinvestment and stock purchase plan and of acquiring, owning, and disposing of shares of common stock.
For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will generally include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a preferential U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain for a taxable year. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
A U.S. individual stockholder with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates or trusts that do not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% Medicare tax on the lesser of (a) the U.S. stockholder’s “net investment income” for the relevant taxable year (or, in the case of an estate or trust, the “undistributed net investment income”) and (b) the excess of the U.S. stockholder’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. stockholder’s net investment income will generally include its gross dividend income and its net gains from the disposition of shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). U.S. stockholders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of our common stock.
We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (a) who does not furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (b) with respect to whom the IRS notifies us that such stockholder has not properly reported certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts required to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain, including any amounts of ordinary income eligible for treatment as qualifying dividends. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences as compared to a direct investment in the assets in which we will invest. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
If the distributions are “effectively connected” with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Under a provision applicable for taxable years beginning before January 1, 2014, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). This provision is currently not in effect for tax years beginning January 1, 2014 or later and there is currently no pending legislation in Congress to extend the provision. We emphasize that there is no assurance that Congress will take such action. Under this provision and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.
Effective January 1, 2014, we will be required to withhold U.S. federal income tax at a rate of 30% on payments of U.S.-source dividends (which include dividends on our common stock) and, effective January 1, 2017, on the gross proceeds from the sale or other disposition of stock that can produce U.S.-source dividends made to certain non-U.S. entities that do not comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us or our dividend paying agent to determine whether withholding is required.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Prospective Non-U.S. stockholders should consult their tax advisors concerning the tax consequences to them of an investment in shares of our common stock.

DESCRIPTION OF CAPITAL STOCK

The following is a summary of the rights and preferences of our capital stock and related provisions of our charter and our amended and restated bylaws (our “bylaws”). The following summary description of our stock does not purport to be complete and is qualified in its entirety by reference to the MGCL and our charter and bylaws. We encourage you to read carefully this entire prospectus, our charter and bylaws and the other documents we refer to for a more complete understanding of our capital stock. The forms of our charter and bylaws are filed as exhibits to the registration statement of which this prospectus is a part. See “Additional Information.”
General
Our charter provides that we may issue up to 300,000,000 shares of common stock and 50,000,000 shares of preferred stock, both having par value $0.01 per share. Our charter authorizes our Board of Directors to amend our charter, with the approval of a majority of the entire Board of Directors and without stockholder approval, to increase or decrease the aggregate number of shares of stock that we are authorized to issue or the number of authorized shares of stock of any class or series. As of January 14, 2014, 100 shares of our common stock were issued and outstanding. Set forth below is a chart describing the classes of our authorized securities under our charter:

Title of Class	Amount Authorized	Amount Outstanding as of January 14, 2014
Common Stock, par value $0.01 per share	300,000,000	100
Preferred Stock, par value $0.01 per share	50,000,000	—
Upon completion of our initial public offering, 10,000,100 shares of our common stock will be issued and outstanding and no shares of preferred stock will be issued and outstanding. If the underwriters exercise their over-allotment option, 11,500,100 shares of our common stock will be outstanding immediately after completion of our initial public offering. Under Maryland law, our stockholders are not generally liable for our debts or obligations.
Common Stock
All of the shares of common stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Subject to the preferential rights, if any, of holders of any other class or series of our stock, holders of outstanding shares of our common stock are entitled to receive dividends on such shares of common stock out of assets legally available therefor if, as and when authorized by our Board of Directors and declared by us, and the holders of outstanding shares of our common stock will be entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of or adequate provision for all of our known debts and liabilities.
Except as may otherwise be specified in the terms of any class or series of common stock, each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except as may be provided with respect to any other class or series of our stock, the holders of shares of our common stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of our common stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.
Holders of shares of our common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of our company. Shares of our common stock will have equal dividend, liquidation and other rights.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge or consolidate with another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Our charter generally provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments require the approval of the stockholders entitled to cast at least 75 percent of the votes entitled to be cast on such matter. Our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.
Maryland law also permits a corporation to transfer all or substantially all of its assets without the approval of its stockholders to an entity owned, directly or indirectly, by the corporation. Because our operating assets may be held by our wholly owned subsidiaries, these subsidiaries may be able to merge or transfer all or substantially all of their assets without the approval of our stockholders.
Power to Reclassify Unissued Shares of Our Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of our common or preferred stock into other classes or series of stock, including one or more classes or series of stock that have priority over our common stock with respect to voting rights, dividends or upon liquidation, and authorize us to issue the newly classified shares. Prior to the issuance of shares of each new class or series, our Board of Directors is required by Maryland law and by our charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Our Board of Directors may take these actions without stockholder approval unless stockholder approval is required by the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Therefore, our Board of Directors could authorize the issuance of shares of common or preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interest of our stockholders. No shares of preferred stock are presently outstanding, and we have no present plans to issue any shares of preferred stock.
Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock
Our charter authorizes our Board of Directors, with the approval of a majority of the entire Board of Directors and without stockholder approval, to amend our charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that we are authorized to issue.
We believe that the power of our Board of Directors to approve amendments to our charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue such classified or reclassified shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. Although our Board of Directors does not intend to do so, it could authorize us to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interest of our stockholders.
Transfer Agent and Registrar
The transfer agent and registrar for our shares of common stock is Computershare Trust Company, N.A. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, Rhode Island 02940-3010.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW
AND OUR CHARTER AND BYLAWS
The following is a summary of certain provisions of Maryland law and our charter and bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the MGCL, our charter and our bylaws. The forms of our charter and bylaws are filed as exhibits to the registration statement of which this prospectus is a part. See “Additional Information.”
Our Board of Directors
Our charter and bylaws provide that the number of directors we have may be established only by our Board of Directors but may never be less than the minimum number required by the MGCL, and our bylaws provide that the number of our directors may not be more than 15. Our bylaws also provide that the number of directors shall not be increased by 50% or more in any twelve-month period without the approval of at least 66% of the entire Board of Directors. Subject to the terms of any class or series of preferred stock, vacancies on our Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.
Each of our directors is elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies. Holders of shares of common stock will have no right to cumulative voting in the election of directors. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast. Consequently, at each annual meeting of our stockholders, the holders of a majority of the shares of common stock entitled to vote will be able to elect all of our directors.
Removal of Directors
Our charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause (as defined in our charter) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and filling the vacancies created by such removal with their own nominees.
Business Combinations
Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. A corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board of directors.
Pursuant to the statute, our Board of Directors has by resolution exempted business combinations between us and American Capital and its affiliates, and between us and any other person, provided that in the latter case the business combination is first approved by our Board of Directors (including a majority of our directors who are not interested persons as defined in the 1940 Act). Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between us and any person described above, and, as a result, any person described above may be able to enter into business combinations with us that may not be in the best interest of our stockholders, without compliance with the supermajority vote requirements and other provisions of the statute. We cannot assure you that our Board of Directors will not amend or repeal this resolution in the future.

Control Share Acquisitions
The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by stockholders entitled to vote generally in the election of directors other than the person who has made or proposes to make the control share acquisition, an officer of the corporation or an employee of the corporation who is also a director of the corporation.
“Control shares” are voting shares of stock that, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or as of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights, unless our charter or bylaws provide otherwise. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The control share acquisition statute does not apply to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. This provision could be amended or eliminated at any time in the future by our Board of Directors. However, so long as we are a BDC, we will amend our bylaws to be subject to the control share acquisition statute only if our Board of Directors determines that it would be in our best interests based on our determination that our being subject to the control share acquisition statute does not conflict with the 1940 Act.
Subtitle 8
Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•
a requirement that a vacancy on the board of directors be filled only by the remaining directors in office and (if the board is classified) for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.
Our charter provides that, at such time as we are able to make a Subtitle 8 election, vacancies on our Board of Directors may be filled only by the remaining directors, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (1) require the affirmative vote of stockholders entitled to cast not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director from our Board of Directors, which may also only be for cause, (2) vest in the board the exclusive power to fix the number of directorships and

(3) require, unless called by our Chair of the Board, our chief executive officer, or our Board of Directors, the written request of stockholders entitled to cast a majority of all votes entitled to be cast at such a meeting to call a special meeting.
Meetings of Stockholders
Pursuant to our bylaws, a meeting of our stockholders for the election of directors and the transaction of any business will be held annually on a date and at the time and place set by our Board of Directors, beginning in 2015. The Chair of our Board of Directors, our chief executive officer, or our Board of Directors may call a special meeting of our stockholders. Subject to the provisions of our bylaws, a special meeting of our stockholders to act on any matter that may properly be brought before a meeting of our stockholders must also be called by our Secretary upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast on such matter at the meeting and containing the information required by our bylaws. Our Secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before our Secretary is required to prepare and deliver the notice of the special meeting.
Advance Notice of Director Nominations and New Business
Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by our stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.
With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board of Directors may be made only (1) by or at the direction of our Board of Directors or (2) provided that the meeting has been called for the purpose of electing directors, by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.
Director Resignation Policy

Our bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Maryland law, a director shall remain in office until his or her successor is elected and qualifies, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our director resignation policy that our Board of Directors has approved, an incumbent director must tender his or her resignation to our Board of Directors if the director is nominated but not re-elected. The policy also requires our Compensation and Corporate Governance Committee to make a recommendation to our full Board of Directors on whether to accept or reject the resignation, and our full Board of Directors to make that determination. Our Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee among themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.
Indemnification and Limitation of Liability of Directors and Officers
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.
The MGCL requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•
a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of our company and at our request, serves or has served as a director, officer, partner, manager, member or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of our company or a predecessor of our company. These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Forum Selection Clause
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by us or by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Montgomery County, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.
Effects of Certain Provisions of Maryland Law and of Our Charter and Bylaws
Our charter and bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our common stock or otherwise be in the best interests of our stockholders, including business combination provisions, supermajority vote requirements and advance notice requirements for director nominations and stockholder proposals. Likewise, if the provision in our bylaws opting out of the control share acquisition provisions of the MGCL were rescinded or if we were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

REGULATION

Business Development Company Requirements

We are an externally managed, non-diversified closed-end management investment company that intends to be treated as a RIC under the Code. We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a BDC be persons other than “Interested Persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

As a BDC, we may not acquire any asset other than certain qualifying assets described in the 1940 Act, unless, at the time the acquisition is made, the value of such qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business include the following:

•	securities purchased in transactions not involving any public offering from:

a)
an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

b)
an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, we own at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by us, and we are one of the 20 largest holders of record of such issuer’s outstanding voting securities;

•
securities of an issuer described in clauses (a)(i) and (ii) above with respect to which we control (alone or together as a part of a group), we in fact exercise a controlling influence over such issuer’s management or policies and a person affiliated with us is on the issuer’s board of directors;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We intend to offer to make significant managerial assistance available to each of our eligible portfolio companies.

Under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without consent of the holders of a majority of our outstanding voting securities. We do not intend to make any substantial change in our structure or in the nature of our business.

Temporary Investments

Pending investment in other types of qualifying assets described in the 1940 Act, we may invest our funds in cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments. We refer to such assets and cash herein as temporary investments.

Leverage

The 1940 Act permits us, as a BDC, to issue senior securities in amounts such that our asset coverage is at least 200% after each issuance of senior securities. Asset coverage is defined in the 1940 Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes.

Under the 1940 Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend.

Issuance of Stock

As a BDC, we are generally not able to issue and sell our common stock at a price below our NAV per share, exclusive of any distributing commission or discount, except (i) with the prior approval of a majority of our stockholders, (ii) in connection with a rights offering to our existing stockholders, or (iii) under such other circumstances as the SEC may permit.

Codes of Ethics
We and our Manager have each adopted the Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code of Ethic’s requirements. You may read and copy the Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the Code of Ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. The Code of Ethics will also be available on our website at www.ACSF.com or www.AmericanCapitalSeniorFloating.com. You may also obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: PublicInfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures
Our investments do not generally entitle us to voting rights in our portfolio companies. We have delegated our proxy voting responsibility to our Manager for portfolio companies in which we may have voting rights. Our Manager has adopted proxy voting policies and procedures, which will be reviewed periodically by our Manager and our disinterested directors, and accordingly, are subject to change.
Introduction

As an investment adviser registered under the Advisers Act, our Manager has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. Our Manager’s policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Our Manager’s Policy
Under our Manager’s proxy voting policies and procedures, officers of our Manager will consult with each other and our senior investment team in determining how to vote, taking into account our and our stockholders’ interests, any potential conflicts of interest and any voting guidelines of our Manager. Our Manager will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our Manager may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our disinterested directors or, in extreme cases, by abstaining from voting. While our Manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our Manager will not delegate its voting authority to any third party.
An officer of our Manager will keep a written record of how all such proxies are voted. Our Manager will retain records of (i) proxy voting policies and procedures, (ii) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (iii) all votes cast, (iv) investor requests for voting information and (v) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our Manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.
You may obtain information regarding how we voted proxies, free of charge, by making a written request for proxy voting information to: American Capital Senior Floating, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 or by calling us collect at (301) 968-9310.

Other
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and our Manager have adopted and implemented written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, obtain approval of our and its respective board of directors of these policies and procedures, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

SHARES ELIGIBLE FOR FUTURE SALE

At completion of our initial public offering, assuming no exercise by the underwriters of their over-allotment option, we will have outstanding 10,000,100 shares of our common stock. All of these shares will be freely tradable without restriction under the Securities Act, unless held by our “affiliates,” as that term is defined in Rule 144 under the Securities Act. Shares held by our affiliates will be “restricted securities” or “control securities” under the Securities Act. In general, “restricted securities” and “control securities” may not be sold in the absence of registration under the Securities Act, unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144, if a holder of our shares has been our affiliate at any time during the three months preceding a proposed sale of such shares by or on behalf of such holder, then the number of shares that may be so sold within any three-month period cannot exceed the greater of:

•1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

In addition, sales of our shares by or on behalf of such an affiliated holder would, under Rule 144, be subject to certain requirements regarding the availability of current public information about us and certain manner of sale provisions and notice requirements.

If, however, at the time of a proposed sale of our shares, the holder of such shares (i) is not an affiliate of ours and has not been an affiliate of ours for at least 90 days before the sale, and (ii) has beneficially owned our shares for at least six months, then, under Rule 144 in general, such holder may sell the shares without restriction; provided that, unless the shares have been held for at least one year, the shares may only be sold subject to certain requirements regarding the availability of current public information about us.

In addition, we, our Manager, purchasers in the directed share program, including ACAM, and each of our officers and directors have agreed that for a period of 180 days from the date of this offering, we, and they, will not, without the prior written consent of the representatives of the underwriters, dispose of or hedge any shares of our common stock or securities convertible into or exchangeable for shares of our common stock, subject to certain exceptions, including, with respect to ACSF, (i) the shares to be sold in this offering and (ii) any shares issued pursuant to our dividend reinvestment and stock purchase plan. See “Underwriting.”

As of the date of this prospectus, we have not granted any stock options, warrants or any other securities convertible into shares of our common stock, and we have no shares reserved for issuance under any stock option plan.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may adversely affect prevailing market prices for our shares.

UNDERWRITING

Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and UBS Securities LLC are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
Morgan Stanley & Co. LLC	1,675,000
Citigroup Global Markets Inc.	1,600,000
Deutsche Bank Securities Inc.	1,575,000
Keefe, Bruyette & Woods, Inc.	1,130,000
UBS Securities LLC	1,575,000
Credit Suisse Securities (USA) LLC	585,000
J.P. Morgan Securities LLC	585,000
Oppenheimer & Co. Inc.	585,000
RBC Capital Markets, LLC	325,000
BB&T Capital Markets, a division of BB&T Securities, LLC	25,000
Sterne, Agee & Leach, Inc.	150,000
Wunderlich Securities, Inc.	190,000
Total	10,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $0.495 per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The representatives have advised us that the underwriters do not intend to confirm sales to discretionary accounts.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,500,000 additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

At our request, the underwriters have reserved up to 299,900 shares of our common stock for sale at the initial public offering price to ACAM and up to 200,100 shares of our common stock for sale at the initial public offering price to certain employees of the parent company of our Manager through a directed share program. The sales will be made by Morgan Stanley & Co. LLC through the directed share program. The number of shares available for sale to the general public will be reduced by the number of Reserved Shares purchased by participants in the program. The underwriters will not receive any underwriting discount or commissions with respect to any shares sold in the directed share program. Any Reserved Shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares offered. We have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with the sales of the Reserved Shares.

We have agreed that, for a period of 180 days after the date of this prospectus, we will not, without the prior written consent of the representatives of the underwriters, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock, except for (i) the shares to be sold in this offering and (ii) any shares issued pursuant to our dividend reinvestment and stock purchase plan. Additionally, we will be permitted to file a registration statement on Form N-2 under the Securities Act for the purpose of registering shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock for a follow-on public offering, provided no offers or sales of our common stock or any securities convertible into or exercisable or exchangeable for our common stock pursuant to such registration statement may be made until the expiration of the 180-day lock-up period.

Our Manager, each of our executive officers and directors and purchasers in the directed share program, including ACAM, have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of the representatives, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock, subject to certain exceptions.

The representatives may, in their sole discretion, release any of the securities subject to these lock-up agreements at any time, and under certain circumstances without notice. There are no present agreements between the representatives, purchasers in the directed share program, our Manager, any of our executive officers or directors or us to release any of them or us from these lock-up agreements. However, we cannot predict the circumstances or timing under which these restrictions may be waived.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. Among the factors considered in determining the initial public offering price were our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies comparable to our company. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

Subject to official notice of issuance, our common stock has been approved for listing on The NASDAQ Global Market under the symbol “ACSF.”

The following table shows the underwriting discount and commission that our Manager will pay to the underwriters in connection with this offering. The underwriters will not receive any underwriting discount or commission on the Reserved Shares or shares sold under our dividend reinvestment and stock purchase plan. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock and, in each case, assumes that all 500,000 Reserved Shares have been sold to applicable participants in the directed share program.

	No Exercise	Full Exercise
Per share	$0.825	$0.825
Total	$7,837,500	$9,075,000

In connection with the offering, Morgan Stanley & Co. LLC on behalf of the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Morgan Stanley & Co. LLC repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on The NASDAQ Global Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering will be approximately $725,000. We have also agreed to reimburse the underwriters for certain of their expenses related to required reviews by FINRA, which we expect to be approximately $20,000.

The underwriters or their affiliates have engaged in transactions with, and have performed underwriting, investment banking, lending and advisory services for American Capital or its affiliates in the ordinary course of their business and may do so for us as well as our Manager, American Capital and their respective affiliates in the future.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus or any other material relating to us or our common stock in any jurisdiction where action for that purpose is required. Accordingly, the shares may not be offered or sold, directly or indirectly, and none of this prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell the common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

Notice to Prospective Investors in Bahrain

This offer is a private placement. It is not subject to regulations of the Central Bank of Bahrain that apply to public offerings of securities and the extensive disclosure requirements and other protections that such regulations contain. This prospectus is therefore intended only for “accredited investors.”

The shares of common stock offered by way of this private placement may only be offered in minimum subscriptions of US$100,000 (or the equivalent in other currencies).

The Central Bank of Bahrain assumes no responsibility for the accuracy and completeness of the statements and information contained in this prospectus and expressly disclaims any liability whatsoever for any loss or damage howsoever arising from reliance upon the whole or any part of the contents of this prospectus.

Our Board of Directors and management accept responsibility for the information contained in this prospectus. To the best of the knowledge and belief of our Board of Directors and management, who have taken all reasonable care to ensure that such is the case, the information contained in this prospectus is in accordance with the facts and does not omit anything likely to affect the reliability of such information.

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area (“EEA”) which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), an offer to the public of any shares of common stock which are the subject of the offering contemplated by this prospectus (the “Securities”) may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any Securities may be made at any time with effect from and including the Relevant Implementation Date under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a) to legal entities which are qualified investors as defined in the Prospectus Directive;

(b) to fewer than 100, or, if the Relevant Member State has implemented the relevant provisions of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives of the underwriters for any such offer; or

(c) in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided that no such offer of Securities shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any Securities to be offered so as to enable an investor to decide to purchase any Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State; the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in each Relevant Member State; and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

This EEA selling restriction is in addition to any other selling restrictions set out in this prospectus.

Notice to Prospective Investors in Japan

The shares of common stock to be offered in this offering have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (the “Financial Instruments and Exchange Act”), and each underwriter has agreed that it will not offer or sell any of the shares of common stock to be offered in this offering, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Qatar

In the State of Qatar, the offer of the shares of common stock is made on an exclusive basis to the specifically intended recipient thereof, upon that person’s request and initiative, for personal use only and will not be provided, offered, sold or delivered, at any time, directly or indirectly in the State of Qatar to any other person. This offer shall in no way be construed as a general public offer for the sale of securities to the public or an attempt to do business as a bank, an investment company or otherwise in the State of Qatar. This prospectus and the shares of common stock have not been registered with, approved or licensed by the Qatar Central Bank or the Qatar Financial Markets Authority or any other regulator in the State of Qatar and may not be publicly distributed. The information contained in this prospectus is for the recipient only and may not be shared with any third party in Qatar. They are not for general circulation in the State of Qatar, and any distribution or reproduction of this prospectus by the recipient to third parties in Qatar is not permitted and shall be at the liability of such recipient.

Notice to Prospective Investors in Saudi Arabia

This document may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Offers of Securities Regulations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of this document, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this document. Prospective purchasers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If you do not understand the contents of this document, you should consult an authorized financial adviser.

Notice to Prospective Investors in South Korea

The shares of common stock may not be offered, sold and delivered directly or indirectly, or offered or sold to any person for re-offering or resale, directly or indirectly, in South Korea or to any resident of South Korea except pursuant to the applicable laws and regulations of South Korea, including the Financial Investment Services and Capital Markets Act and the Foreign Exchange Transaction Law and the decrees and regulations thereunder. The shares of common stock have not been registered with the Financial Services Commission of South Korea for public offering in South Korea. Furthermore, the shares of common stock may not be re-sold to South Korean residents unless the purchaser of the shares complies with all applicable regulatory requirements (including but not limited to government approval requirements under the Foreign Exchange Transaction Law and its subordinate decrees and regulations) in connection with their purchase.

Notice to Prospective Investors in Switzerland

This prospectus may be communicated in Switzerland to a small number of selected investors only. Each copy of this prospectus is addressed to a specifically named recipient and may not be copied, reproduced, distributed or passed on to third parties. The shares of common stock may not be publicly offered in Switzerland and will not be listed on the Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This prospectus has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this prospectus nor any other offering or marketing material relating to the shares of common stock or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this prospectus nor any other offering or marketing material relating to this offering, us or the shares of common stock have been or will be filed with or approved by any Swiss regulatory authority. In particular, this prospectus will not be filed with, and the offer of shares of common stock will not be supervised by, the Swiss Financial Market Supervisory Authority, and the offer of shares of common stock has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares of common stock.

Notice to Prospective Investors in Taiwan

Shares of common stock cannot be offered, distributed, sold or resold to the public in Taiwan unless prior approval from, or effective registration with, the Republic of China government authorities has been obtained pursuant to the applicable laws or a private placement exemption is available under the applicable securities laws.

Notice to Prospective Investors in United Arab Emirates

UAE. This offering has not been approved or licensed by the Central Bank of the United Arab Emirates (“UAE”), the Securities and Commodities Authority of the UAE and/or any other relevant licensing authority in the UAE including any licensing authority incorporated under the laws and regulations of any of the free zones established and operating in the territory of the UAE, in particular the Dubai Financial Services Authority (“DFSA”), a regulatory authority of the Dubai International Financial Centre (“DIFC”). This offering does not constitute a public offer of shares in the UAE, DIFC and/or any other free zone in accordance with the Commercial Companies Law, Federal Law No. 8 of 1984 (as amended), DFSA Offered Securities Rules and NASDAQ Dubai Listing Rules, or otherwise. The shares of common stock may not be offered to the public in the UAE and/or any of the free zones. The shares of common stock may be offered and issued only to a limited number of investors in the UAE or any of its free zones who qualify as sophisticated investors under the relevant laws and regulations of the UAE or the free zone concerned.

Dubai International Financial Centre. This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This prospectus is intended for distribution only to Persons of a type specified in those rules. It must not be delivered to, or relied on by, any other Person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The Dubai Financial Services Authority has not approved this prospectus nor taken steps to verify the information set out in it, and has no responsibility for it. The shares of common stock to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares of common stock offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial adviser.

Notice to Prospective Investors in the United Kingdom

This communication is only being distributed to and is only directed at (i) persons who are outside the United Kingdom or (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). The shares of common stock are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares of common stock will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this prospectus or any of its contents.

Each underwriter has represented, warranted and agreed that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 200 (the “FSMA”) received by it in connection with the issue or sale of shares of common stock which are the subject of the offering contemplated by this prospectus (the “Securities”) in circumstances in which Section 21(1) of the FSMA does not apply to us; and

(b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street , New York, New York 10005. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, New York, New York 10019. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement by Deutsche Bank Trust Company Americas. The principal business address of Deutsche Bank Trust Company Americas is 1761 East St. Andrew Place, Santa Ana, CA 92705-4934. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. will act as our transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43010, Providence, RI 02940-3010.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of business. Subject to policies to be established by our Board of Directors, our Manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to our Manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The legality of the common stock offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters by Troutman Sanders LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our balance sheet as of March 31, 2013 and our schedule of investments as of December 6, 2013 appearing in this prospectus and registration statement. We have included such items in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing. The address of Ernst & Young LLP is 8484 Westpark Drive, McLean, Virginia 22102.

FINANCIAL STATEMENTS

Index to Financial Statements

BALANCE SHEET AS OF MARCH 31, 2013 (audited)

Report of Independent Registered Public Accounting Firm	F-2

Balance sheet as of March 31, 2013	F-3

Notes to balance sheet as of March 31, 2013	F-4

BALANCE SHEET AS OF SEPTEMBER 30, 2013 (unaudited)

Balance sheet as of September 30, 2013	F-6

Notes to balance sheet as of September 30, 2013	F-7

SCHEDULE OF INVESTMENTS AS OF DECEMBER 6, 2013 (audited)

Report of Independent Registered Public Accounting Firm	F-10

Schedule of investments as of December 6, 2013	F-11

Notes to Schedule of investments as of December 6, 2013	F-13

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
American Capital Senior Floating, Ltd.

We have audited the accompanying balance sheet of American Capital Senior Floating, Ltd. (the “Company”) as of March 31, 2013. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of American Capital Senior Floating, Ltd. at March 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
McLean, Virginia
August 2, 2013

American Capital Senior Floating, Ltd.
Balance Sheet as of March 31, 2013

Assets
Cash	$1,000
Total assets	$1,000
Liabilities
Commitments and contingencies	$—
Stockholder’s Equity
Common stock, $0.01 par value, 1,000 shares authorized, 100 shares issued and outstanding	$1
Additional paid-in capital	999
Total stockholder’s equity	1,000
Total liabilities and stockholder’s equity	$1,000

See accompanying notes to the Balance Sheet

American Capital Senior Floating, Ltd.
Notes to Balance Sheet as of March 31, 2013
1. Organization
American Capital Senior Floating, Ltd. (the “Company”) was incorporated in the State of Maryland on February 6, 2013. Under the Articles of Incorporation, the Company is authorized to issue up to 1,000 shares of common stock, par value $0.01 per share. The Company has not commenced operations.
2. Formation of the Company
As of March 31, 2013, the sole stockholder of the Company was American Capital, Ltd. (“American Capital”). American Capital’s initial capital contribution to the Company of $1,000 was made on February 11, 2013.
The Company will be externally managed and advised by American Capital ACSF Management, LLC (the “Manager”), an indirect subsidiary of American Capital Asset Management, LLC, which is a wholly-owned portfolio company of American Capital.
The Company intends to conduct an initial public offering of common stock. The Company plans to use the net proceeds of the offering to reimburse American Capital for its organization and offering costs (excluding underwriting discounts and commissions that our Manager will pay to the underwriters in connection with this offering), for investments in accordance with its investment objective and strategies described in the prospectus and for general working capital purposes. The Company will also pay operating expenses, including management fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.
Subsequent to its initial public offering, the Company intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. The Company also intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).
3. Significant Accounting Policies
Use of Estimates
The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.
Underwriting Commissions and Costs
To the extent not paid by the Manager, underwriting commissions and costs to be incurred in connection with the Company’s stock offerings will be reflected as a reduction of additional paid-in-capital. The Manager will be responsible for paying the underwriting commission for the Company’s initial public offering, and the Company will not be obligated to reimburse the Manager for such costs.
Organizational Costs
Organizational costs include corporate filing costs, audit fees related to the initial registration and initial balance sheet audit and various legal start-up costs. Organizational costs incurred prior to the commencement of this offering will be paid directly by American Capital, and the Company will reimburse American Capital for these costs contingent on the commencement of its initial public offering. Therefore, no such costs have been accrued for by the Company as of the balance sheet date.
Organizational costs fall into one of two categories. Certain organizational costs, including costs associated with preparing the initial registration statement and qualification of the offering in all applicable jurisdictions, typesetting and printing of the prospectus, federal and state registration fees are classified as offering costs and will be charged to additional paid-in-capital upon completion of the offering. All other organizational costs that are not deemed offering costs (as they do not fall into the categories specified above) will be expensed upon commencement of the Company’s initial public offering.
Cash
Cash consists of demand deposits at a financial institution.
4. Off-Balance Sheet Arrangements
As of March 31, 2013, the Company did not have any off-balance sheet arrangements.

5. Subsequent Events
There have been no subsequent events that require recognition or disclosure through August 2, 2013, the date that the financial statement was available to be issued.

American Capital Senior Floating, Ltd.
Balance Sheet as of September 30, 2013
(unaudited)

Assets
Cash	$1,000
Total assets	$1,000
Liabilities
Accrued liabilities	$—
Total liabilities	—
Commitments and contingencies ($314,984 - see Note 4)
Stockholder’s Equity
Common stock, $0.01 par value, 1,000 shares authorized, 100 shares issued and outstanding	1
Additional paid-in capital	999
Total stockholder’s equity	1,000
Total liabilities and stockholder’s equity	$1,000

See accompanying notes to the Balance Sheet

American Capital Senior Floating, Ltd.
Notes to Balance Sheet as of September 30, 2013
(unaudited)
1. Organization
American Capital Senior Floating, Ltd. (the “Company”) was incorporated in the State of Maryland on February 6, 2013. Under the Articles of Incorporation, the Company is authorized to issue up to 1,000 shares of common stock, par value $0.01 per share. The Company has not commenced operations as of September 30, 2013.
2. Formation of the Company
As of September 30, 2013, the sole stockholder of the Company was American Capital, Ltd. (“American Capital”). American Capital’s initial capital contribution to the Company of $1,000 was made on February 11, 2013. On October 15, 2013, American Capital contributed its shares of common stock of the Company to American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company of American Capital. The Company will be externally managed and advised by American Capital ACSF Management, LLC (the “Manager”), an indirect subsidiary of ACAM.
The Company intends to conduct an initial public offering of common stock. The Company plans to use the net proceeds of the offering to reimburse American Capital for its organizational and offering costs (excluding underwriting discounts and commissions that our Manager will pay to the underwriters in connection with this offering), for investments in accordance with its investment objective and strategies described in the prospectus and for general working capital purposes. The Company will also pay operating expenses, including management fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.
Subsequent to its initial public offering, the Company intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. The Company also intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

3. Significant Accounting Policies
Use of Estimates
The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.
Organizational and Offering Costs
Organizational and offering costs include incorporation fees, corporate filing costs, registration fees, underwriting commissions and costs, exchange listing fees, costs of printing a prospectus, audit fees and various legal fees. Organizational and offering costs incurred prior to the commencement of this offering will be paid directly by American Capital, and the Company will reimburse American Capital for these costs contingent on the commencement of its initial public offering. However, the Manager will be responsible for paying the underwriting discount and commission for the Company’s initial public offering, and the Company will not be obligated to reimburse the Manager for such costs.
Offering costs will be charged to additional paid-in-capital upon the completion of the initial public offering. Offering costs include registration fees, underwriting commissions and costs, exchange listing fees, costs associated with preparing the initial registration statement and qualification of the offering in all applicable jurisdictions, typesetting and printing of the prospectus, and legal fees pertaining to the preparation of of the initial registration statement.
Organizational costs will be expensed upon completion of the initial public offering. Organizational costs include audit fees and legal fees pertaining to the organization and incorporation of the Company and drafting bylaws and other agreements.
Cash
Cash consists of demand deposits at a financial institution.
Basis of Recording Securities Transactions
The Company records the purchases and sales of securities on the trade date.

4. Commitments and Contingencies
As of September 30, 2013, American Capital has incurred $314,984 in organizational and offering costs related to the Company. These costs are reimbursable by the Company to American Capital, contingent upon the commencement of the Company's initial public offering.
5. Off-Balance Sheet Arrangements
As of September 30, 2013, the Company did not have any off-balance sheet arrangements.
6. Subsequent Events
The Company has evaluated the possibility of subsequent events that may require disclosure in the Company’s financial statements through December 18, 2013, the date that the financial statements were available to be issued.
ACAM Facility
On October 15, 2013, the Company entered into a $200 million revolving credit facility with ACAM (the “ACAM Facility”), the proceeds of which the Company has agreed to use to finance eligible investments, working capital expenses and general corporate requirements. Under the ACAM Facility, the Company may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature o the earlier of October 15, 2014 or the date of the consummation of the initial public offering of the Company’s common stock. The Company has agreed to use the net proceeds of the initial public offering of the Company’s common stock to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of December 18, 2013, there was $184.7 million outstanding under the ACAM Facility.
BAML Facility
On December 18, 2013, ACSF Funding I, LLC, a special purpose financing vehicle wholly-owned by the Company (“ACSF Funding”) entered into a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent (the “BAML Facility”).  In connection with the BAML Facility, ACSF Funding also entered into an investment advisory agreement with our Manager to manage its assets.  No additional compensation is payable to our Manager under such agreement.  ACSF Funding may make draws under the BAML Facility from time to time to purchase or acquire certain eligible assets.  ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement.  The BAML Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. The BAML Facility is non-recourse to ACSF.  Amounts drawn under the BAML Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.5%, (ii) Bank of America, N.A.’s prime rate, or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the BAML Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a certain borrowing base.  Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended.
ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the BAML Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears.  In addition, if ACSF Funding terminates the commitment amount in whole or in part prior to June 18, 2015, ACSF Funding will be required to pay a make-whole fee equal to the sum of the present values of all future spread amounts that would have been payable in respect of the total commitments (or terminated portion thereof) during the period from the termination date through June 18, 2015.
Investment Portfolio
During the period from October 15, 2013 through December 6, 2013, the Company purchased first lien and second lien floating rate loans (“Leveraged Loans”) and one equity tranche of a collateralized loan obligation (“CLO”) collateralized primarily by Leveraged Loans in the open market for an aggregate purchase price of $172.7 million. On November 14, 2013, the Company also purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches the Company purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012.
The Company funded the purchase of its investments that have settled as of December 18, 2013 with draws under the ACAM Facility. The Company expects to draw additional amounts under the ACAM Facility on the settlement dates of its investments that are yet to settle.
Organizational and Offering Costs
During the period from October 1, 2013 through December 18, 2013, American Capital has incurred an additional $27,885 in organizational and offering costs related to the Company resulting in a total inception to date organizational and offering costs of $342,869.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
American Capital Senior Floating, Ltd.

We have audited the accompanying schedule of investments as of December 6, 2013 of American Capital Senior Floating, Ltd. (the “Company”). This schedule of investments is the responsibility of the Company’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the schedule of investments referred to above presents fairly, in all material respects, the investments of American Capital Senior Floating, Ltd at December 6, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
McLean, Virginia
December 18, 2013

AMERICAN CAPITAL SENIOR FLOATING, LTD. SCHEDULE OF INVESTMENTS December 6, 2013 (in thousands)

	Industry	Par Amount		Cost	Fair Value
NON-CONTROLLED/NON-AFFILIATED INVESTMENTS
FIRST LIEN SECURED DEBT
Active Network, Inc., L+450, 11/13/2020	Software	$500		$498	$502
Akorn, Inc., L+350, 10/31/2020 (a) (d) (e)	Pharmaceuticals	2,500		2,488	2,515
American Renal Holdings Inc., L+325, 8/20/2019	Health Care Providers & Services	3,000		2,970	3,007
AmWINS Group, LLC, L+375, 9/6/2019	Insurance	1,000		998	1,007
ARG IH Corporation, L+400, 11/15/2020 (d)	Hotels, Restaurants & Leisure	2,000		2,006	2,013
Ascensus, Inc., L+400, 12/12/2019	Capital Markets	1,000		995	1,009
Aspen Dental Management, Inc., L+550, 10/6/2016 (d)	Health Care Providers & Services	1,000		990	993
BJ’s Wholesale Club, Inc., L+350, 9/26/2019	Food & Staples Retailing	1,000		995	1,005
Blackboard Inc., L+375, 10/4/2018	Software	4,000		3,995	4,043
Blue Coat Systems, Inc., L+350, 5/31/2019	Software	3,072		3,091	3,089
BMC Software Finance, Inc., L+400, 9/10/2020	Software	3,000		3,022	3,020
Calceus Acquisition, Inc., L+400, 1/31/2020	Textiles, Apparel & Luxury Goods	2,992		3,007	3,007
Catalina Marketing Corporation, L+425, 10/12/2020	Media	2,500		2,500	2,529
Centerplate, Inc L+375, 11/26/2019 (d)	Hotels, Restaurants & Leisure	2,000	1,990	1,990	2,013
Chromaflo Technologies Corporation, L+350, 12/02/2019 (a)	Chemicals	2,000		1,995	2,010
CityCenter Holdings, LLC, L+400, 10/16/2020	Hotels, Restaurants & Leisure	2,000		2,015	2,029
CPG International LLC, L+375, 9/30/2020	Building Products	3,000		2,993	3,014
CT Technologies Intermediate Holdings, Inc., L+400, 10/4/2019	Health Care Technology	2,500		2,512	2,519
Deltek, Inc., L+375, 10/10/2018	Software	3,000		3,011	3,015
Dialysis Newco, Inc., L+425, 8/16/2020	Health Care Providers & Services	2,000		2,003	2,005
Digital Insight Corporation, L+375, 10/16/2019	Software	3,000		3,011	3,013
Dole Food Company, Inc., L+350, 11/1/2018	Food Products	3,250		3,234	3,268
Drew Marine Group Inc., L+350, 11/19/2020 (d)	Chemicals	2,000		2,004	2,018
Duff & Phelps Corporation, L+350, 4/23/2020	Capital Markets	3,500		3,503	3,503
Emerald Expositions Holding, Inc., L+425, 6/17/2020	Media	3,000		3,030	3,026
Fairmount Minerals, Ltd., L+400, 9/5/2019 (a) (d)	Metals & Mining	3,000		3,019	3,034
Filtration Group Corporation, L+350, 11/20/2020	Industrial Conglomerates	1,250		1,244	1,264
First Data Corporation, L+400, 3/23/2018 (c)	IT Services	2,000		2,007	2,005
Genesys Telecommunications Laboratories, Inc., L+350, 11/4/2020 (d)	Software	1,333		1,327	1,334
Genesys Telecommunications Laboratories, Inc., L+350, 2/8/2020 (d)	Software	667		663	667
GENEX Services, Inc., L+425, 7/26/2018 (d)	Insurance	2,120		2,142	2,141
Global Tel*Link Corporation, L+375, 5/23/2020	Diversified Telecommunication Services	2,000		1,960	1,965
Great Wolf Resorts, Inc., L+350, 8/6/2020	Hotels, Restaurants & Leisure	3,000		3,007	3,017
HGIM Corp., L+450, 6/18/2020	Marine	1,500		1,506	1,509
Hilton Worldwide Finance, LLC, L+300, 10/26/2020	Hotels, Restaurants & Leisure	2,961		2,979	2,969
Information Resources, Inc., L+375, 9/30/2020	Professional Services	2,000		2,015	2,015
Intrawest Corporation, L+450, 11/26/2020 (d)	Hotels, Restaurants & Leisure	2,200		2,182	2,213
Metaldyne, LLC, L+375, 12/18/2018	Auto Components	2,000		2,000	2,017
Mitchell International, Inc., L+350, 10/12/2020	Software	2,000		2,005	2,017
Murray Energy Corporation, L+425, 11/21/2019 (d)	Oil, Gas & Consumable Fuels	3,000		2,985	3,030
Neiman Marcus Group LTD Inc., L+400, 10/25/2020	Multiline Retail	3,000		3,003	3,022
North American Lifting Holdings, Inc., L+450, 11/27/2020 (d)	Commercial Services & Supplies	2,000		1,960	1,990
Opal Acquisition, Inc., L+400, 11/27/2020	Insurance	1,000		990	996
Oxbow Carbon LLC, L+325, 7/19/2019	Metals & Mining	1,000		1,007	1,006
Party City Holdings Inc., L+325, 7/27/2019	Specialty Retail	3,000		3,011	3,014
PRA Holdings, Inc., L+400, 9/23/2020 (d)	Life Sciences Tools & Services	2,000		2,000	2,008
Progressive Solutions, LLC, L+450, 10/22/2020	Health Care Providers & Services	2,459		2,450	2,471
Quikrete Holdings, Inc., L+300, 9/26/2020	Construction Materials	3,000		3,015	3,015
Ranpak Corp., L+325, 4/23/2019 (d)	Containers & Packaging	1,987		1,997	2,004
Renaissance Learning, Inc., L+400, 11/16/2020	Software	4,000		3,960	4,020
RGIS Services, LLC, L+425, 10/18/2017	Commercial Services & Supplies	3,000		2,981	2,964
Sabre Inc., L+400, 2/19/2019 (d)	Software	2,000		2,023	2,014
Securus Technologies Holdings, Inc., L+350, 4/30/2020 (d)	Diversified Telecommunication Services	1,929		1,897	1,911
Spin Holdco Inc., L+325, 11/14/2019 (d)	Diversified Consumer Services	3,000		3,001	3,004
Station Casinos LLC, L+400, 3/2/2020 (d)	Hotels, Restaurants & Leisure	3,000		3,026	3,038
TMS International Corp., L+350, 10/16/2020	Metals & Mining	3,000		3,007	3,026
TransFirst Holdings, Inc., L+350, 12/27/2017	IT Services	2,842		2,856	2,851
TriNet HR Corporation, L+400, 8/20/2020	Professional Services	2,000		1,990	2,005
TurboCombustor Technology, Inc., L+450, 12/02/2020 (d)	Aerospace & Defense	3,500		3,465	3,491
USI Inc., L+375, 12/27/2019	Insurance	2,000		2,020	2,009
USIC Holdings, Inc., L+375, 7/10/2020	Construction & Engineering	3,000		3,015	3,023

AMERICAN CAPITAL SENIOR FLOATING, LTD. SCHEDULE OF INVESTMENTS—Continued December 6, 2013 (in thousands)

	Industry	Par Amount	Cost	Fair Value
Vitera Healthcare Solutions, LLC, L+500, 11/4/2020	Health Care Technology	2,250	2,231	2,250
WASH MultiFamily Laundry Systems, LLC, L+350, 2/21/2019 (d)	Diversified Consumer Services	3,500	3,503	3,509
World Kitchen, LLC, L+425, 3/4/2019	Household Durables	3,000	2,985	3,038
WP CPP Holdings, LLC, L+375, 12/28/2019 (d)	Aerospace & Defense	3,000	2,993	3,011
TOTAL FIRST LIEN SECURED DEBT		$154,312	$154,283	$155,059
SECOND LIEN SECURED DEBT
BJ’s Wholesale Club, Inc., L+750, 3/26/2020	Food & Staples Retailing	$2,000	$1,990	$2,042
Camp International Holding Company, L+725, 11/29/2019	Commercial Services & Supplies	1,000	1,000	1,015
Chromaflo Technologies Corporation, L+725, 6/2/2020 (a)	Chemicals	1,000	995	1,010
Del Monte Foods Company, L+725, 7/26/2021 (a) (d) (e)	Food Products	1,000	990	1,012
Drew Marine Group Inc., L+700, 5/19/2021	Chemicals	2,000	1,995	2,020
Filtration Group Corporation, L+725, 11/22/2021	Industrial Conglomerates	500	495	512
Opal Acquisition, Inc., L+775, 11/26/2021 (d)	Insurance	2,000	1,990	2,011
Performance Food Group, Inc., L+525, 11/14/2019	Food & Staples Retailing	3,000	2,981	3,002
WP CPP Holdings, LLC, L+775, 4/30/2021 (d)	Aerospace & Defense	1,000	1,025	1,020
TOTAL SECOND LIEN SECURED DEBT		$13,500	$13,461	$13,644
TOTAL SECURED DEBT		$167,812	$167,744	$168,703
COLLATERALIZED LOAN OBLIGATIONS
Apidos CLO XIV, Subordinated Notes due 2025 (a) (b)		$4,400	$4,396	$4,441
Blue Hill CLO, Ltd., Subordinated Notes due 2026 (a) (b)		5,400	4,804	4,804
Blue Hill CLO, Ltd., Subordinated Fee Notes (a) (b)		100	110	110
Carlyle Global Market Strategies CLO 2013-3, Ltd., Subordinated Notes due 2025 (a) (b)		2,750	2,668	2,726
Cent CLO 18 Limited, Subordinated Notes due 2025 (a) (b)		4,675	4,615	4,590
Cent CLO 19 Limited, Subordinated Notes due 2025 (a) (b)		2,750	2,492	2,475
Galaxy XVI CLO, Ltd., Subordinated Notes due 2025 (a) (b)		2,750	2,479	2,461
Neuberger Berman CLO XV, Ltd., Subordinated Notes due 2025 (a) (b)		3,410	3,073	3,052
Octagon Investment Partners XIV, Ltd., Subordinated Notes due 2024 (a) (b)		5,500	5,188	5,153
TOTAL COLLATERALIZED LOAN OBLIGATIONS		$31,735	$29,825	$29,812
Total Non-Control/Non-Affiliated Investments		$199,547	$197,569	$198,515

(a) Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) The base rate for this investment is not subject to a LIBOR floor.
(d) All or a portion of this position has not settled as of December 6, 2013.
(e) Denotes a “when issued” security that will settle after December 6, 2013.

See accompanying notes to Schedule of Investments

American Capital Senior Floating, Ltd.
Notes to Schedule of Investments as of December 6, 2013

1. Organization
American Capital Senior Floating, Ltd. (the “Company”) was incorporated in the State of Maryland on February 6, 2013. Under the Articles of Incorporation, the Company is authorized to issue up to 1,000 shares of common stock, par value $0.01 per share.
2. Formation of the Company
As of December 6, 2013, the sole stockholder of the Company was American Capital Asset Management, LLC (“ACAM”), a wholly-owned portfolio company of American Capital, Ltd. (“American Capital”). The Company will be externally managed and advised by American Capital ACSF Management, LLC (the “Manager”), an indirect subsidiary of ACAM. On November 14, 2013, the Company formed a wholly-owned special purpose financing vehicle, ACSF Funding I, LLC, a Delaware limited liability company (“ACSF Funding”) that as of December 6, 2013 had not commenced operations.
The Company intends to conduct an initial public offering of common stock. The Company plans to use the net proceeds of the offering to pay the outstanding principal on the revolving credit facility with ACAM, to reimburse American Capital for its organizational and offering costs (excluding underwriting discounts and commissions that our Manager will pay to the underwriters in connection with this offering), for investments in accordance with its investment objective and strategies and for general working capital purposes. The Company will also pay operating expenses, including management fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.
Subsequent to its initial public offering, the Company intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. The Company also intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).
The Company intends to achieve its investment objective by selectively constructing and actively managing a leveraged portfolio composed primarily of diversified investments in first lien and second lien floating rate loans to large-market, U.S.-based companies (collectively, “Leveraged Loans”). The Company also invests opportunistically in equity tranches of collateralized loan obligations (“CLOs”) collateralized primarily by Leveraged Loans and may invest in debt tranches of CLOs collateralized primarily by Leveraged Loans. In addition to these assets, the Company may selectively invest in loans issued by middle-market companies, mezzanine and unitranche loans and high yield bonds. Additionally, the Company may from time to time hold or invest in other equity investments and other debt or equity securities generally arising from a restructuring of Leveraged Loan positions previously held by it.
On October 15, 2013, the Company and ACAM entered into a revolving credit facility (the “ACAM Facility”) to provide the Company with up to an aggregate of $200 million to finance eligible investments, working capital expenses and general corporate requirements of the Company. Under the ACAM Facility, the Company may draw up to $180 million under Loan A and up to $20 million under Loan B at any one time. Any amounts drawn on Loan A bear interest at a fixed rate of 4.75% per annum, and any amounts drawn on Loan B bear interest at a fixed rate of 7.25% per annum, with all interest paid upon maturity of the ACAM Facility. The ACAM Facility will mature at the earlier of October 15, 2014 or the date of the consummation of the initial public offering of the Company’s common stock. The Company has agreed to use the net proceeds of the initial public offering of the Company’s common stock to pay the outstanding principal of, and accrued and unpaid interest on, the ACAM Facility. Upon repayment, the ACAM Facility will terminate. As of December 6, 2013, there was $159.7 million outstanding under the ACAM Facility. As of December 18, 2013, there was $184.7 million outstanding under the ACAM Facility. The Company funded the purchase of its investments that have settled as of December 18, 2013 with draws under the ACAM Facility. The Company expects to draw additional amounts under the ACAM Facility on the settlement dates of its investments that are yet to settle.
3. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying schedule of investments has been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Use of Estimates
The preparation of the schedule of investments in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts disclosed in the schedule of investments as of the date of financial statement. Actual results could differ from those estimates.

Basis of Recording Securities Transactions
The Company records the purchases and sales of securities on the trade date.

Fair Value of Portfolio Investments

The Company values its investments in accordance with the 1940 Act and ASC Topic 820, Fair Value Measurements and Disclosures, (“ASC 820”) as determined in good faith by its Board of Directors. Fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The Company undertakes a multi-step valuation process to determine the fair value of its investments in accordance with ASC 820. The valuation process begins with the development of a preliminary valuation recommendation for each investment as determined by a group of valuation professionals of the Company’s Manager that are independent of the investment professionals of its Manager that originated or monitor the investment. This group of valuation professionals reviews information provided by a nationally recognized independent pricing service, from broker-dealers and receives assistance from the investment professionals as well as assistance from other internal resources of the Manager. The preliminary valuation recommendations are then reviewed and approved by the Board of Directors for final approval.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. When available, the Company bases the fair value of its investments using unadjusted quoted prices in active markets. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The Company uses judgment and considers factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

Level 1: Inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. This may include valuations based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date.

Level 3: Inputs are unobservable and cannot be corroborated by observable market data. In certain cases, investments classified within Level 3 may include securities for which the Company has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on.

The valuation techniques used by the Company maximize the use of observable inputs and minimize the use of unobservable inputs. The Company’s Leveraged Loans are predominately valued based on evaluated prices from nationally recognized independent pricing services that are approved by the Company’s Board of Directors or from third-party brokers who make markets in such debt investments. When possible, the Company makes inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. The Company reviews the third-party fair value estimates and performs procedures to validate their reasonableness, including an analysis of the range and dispersion of third-party estimates, frequency of pricing updates, comparison of recent trade activity for similar securities, and review for consistency with market conditions observed as of the measurement date.

There may be instances when independent or third-party pricing sources are not available, or cases where the Company believes that the third-party pricing sources do not provide sufficient evidence to support a market participant’s view of the fair value of the debt investment being valued. These instances may result from an investment in a less liquid loan such as a middle market loan, a mezzanine loan or unitranche loan, or a loan in a company that has become financially distressed. In these instances, the Company may estimate the fair value based on a combination of a market yield valuation methodology and evaluated pricing discussed above, or solely based on a market yield methodology. Under the market yield valuation methodology, the Company estimates the fair value based on a discounted cash flow technique. For these debt investments, the unobservable inputs used in the market yield valuation methodology to measure fair value will reflect management’s best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. The Company will estimate the remaining life based on market data of the average life of similar loans. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date. The average life to be used to estimate the fair value of the Company’s loans may be shorter than the legal maturity of the loans since many loans are prepaid prior to the maturity date. The interest rate spreads used to estimate the fair value of our loans will be based on the Company’s experience of current interest rate spreads on similar loans. If there is a significant deterioration of the credit quality of a loan, the Company may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company estimates the fair value of its CLO securities using third-party broker quotes, purchases or sales of the same or similar securities, and the Company’s cash flow forecasts subject to assumptions a market participant would use regarding the investments’ underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant’s market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. The Company weights the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, depth and consistency at broker quotes and the correlation of changes in broker quotes with underlying performance and other market indices.

The following fair value hierarchy table sets forth the Company’s investments that are measured at fair value on a recurring basis by level as of December 6, 2013:

amounts are in thousands	Total	Level 1	Level 2	Level 3
First lien debt	$155,059	$—	$122,598	$32,461
Second lien debt	13,644	—	7,583	6,061
CLO equity	29,812	—	—	29,812
Total	$198,515	$—	$130,181	$68,334

The following table summarizes the significant unobservable inputs in the fair value measurements of the Company’s Level 3 investments by category of investment and valuation technique as of December 6, 2013:

				Range
amounts are in thousands	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
First lien debt	$32,461	Third-party vendor pricing service	Vendor quotes
Second lien debt	6,061	Third-party vendor pricing service	Vendor quotes
CLO equity	29,812	Discounted cash flow	Discount rate	14%	14%	14%
			Constant prepayment rate	30%	30%	30%
			Constant default rate	2%	2%	2%
	$68,334
The significant unobservable inputs used in the fair value measurement of CLO equity include the default and prepayment rates used to establish projected cash flows and the discount rate applied in the valuation models to those projected cash flows.

An increase in any one of these individual inputs in isolation would likely result in a decrease to fair value. However, given the interrelationship between these inputs, overall market conditions would likely have a more significant impact on our Level 3 fair values than changes in any one unobservable input.
The Company uses the Global Industry Classification Standards for classifying the industry groupings of its Leveraged Loan portfolio companies. The following table shows the Leveraged Loan portfolio composition by industry grouping at fair value as a percentage of total Leveraged Loans as of December 6, 2013. The Company’s investments in CLO’s are excluded from the table below.

Percent
Software	15.8%
Hotels, Restaurants & Leisure	10.2%
Health Care Providers & Services	5.0%
Insurance	4.8%
Aerospace & Defense	4.5%
Metals & Mining	4.2%
Chemicals	4.2%
Diversified Consumer Services	3.9%
Food & Staples Retailing	3.6%
Commercial Services & Supplies	3.5%
Media	3.3%
IT Services	2.9%
Health Care Technology	2.8%
Capital Markets	2.7%
Food Products	2.5%
Professional Services	2.4%
Diversified Telecommunication Services	2.3%
Household Durables	1.8%
Oil, Gas & Consumable Fuels	1.8%
Construction & Engineering	1.8%
Multiline Retail	1.8%
Construction Materials	1.8%
Specialty Retail	1.8%
Building Products	1.8%
Textiles, Apparel & Luxery Goods	1.8%
Pharmaceuticals	1.5%
Auto Components	1.2%
Life Sciences Tools & Services	1.2%
Containers & Packaging	1.2%
Industrial Conglomerates	1.0%
Marine	0.9%
Total	100.0%

4. Related Party Transactions
On November 14, 2013, the Company purchased seven CLO equity tranches from ACAM at fair value for an aggregate purchase price of $24.7 million. The CLO equity tranches purchased from ACAM represent 55% of each third-party U.S. CLO investment made by American Capital since 2012. The acquisition of these CLO equity tranches was funded with a draw under the ACAM Facility.
5. Subsequent Events
The Company has evaluated the possibility of subsequent events that may require disclosure in the Company’s financial statements through December 18, 2013, the date that the financial statements were available to be issued.

BAML Facility

On December 18, 2013, ACSF Funding I, LLC, a special purpose financing vehicle wholly-owned by the Company (“ACSF Funding”) entered into a two-year $140 million secured revolving credit facility with Bank of America, N.A., as agent (the “BAML Facility”).  In connection with the BAML Facility, ACSF Funding also entered into an investment advisory agreement with our Manager to manage its assets.  No additional compensation is payable to our Manager under such agreement.  ACSF Funding may make draws under the BAML Facility from time to time to purchase or acquire certain eligible assets.  ACSF Funding may also acquire certain investments held from time to time by ACSF pursuant to a sale agreement.  The BAML Facility is secured by ACSF Funding’s assets pursuant to a security agreement and contains customary financial and negative covenants and events of default. The BAML Facility is non-recourse to ACSF.  Amounts drawn under the BAML Facility bear interest at a rate per annum equal to either (a) LIBOR plus 1.80%, or (b) 0.80% plus the highest of (i) the Federal funds rate plus 0.5%, (ii) Bank of America, N.A.’s prime rate, or (iii) one-month LIBOR plus 1%. ACSF Funding may borrow, prepay and reborrow loans under the BAML Facility at any time prior to November 18, 2015, the commitment termination date, subject to certain terms and conditions, including maintaining a certain borrowing base.  Any outstanding balance on the BAML Facility as of the commitment termination date must be repaid on the maturity date, which is December 18, 2015, unless otherwise extended.

ACSF Funding is required to pay a commitment fee in an amount equal to 0.75% on the actual daily unused amount of the lender commitments under the BAML Facility from February 14, 2014 to the commitment termination date, payable quarterly in arrears.  In addition, if ACSF Funding terminates the commitment amount in whole or in part prior to June 18, 2015, ACSF Funding will be required to pay a make-whole fee equal to the sum of the present values of all future spread amounts that would have been payable in respect of the total commitments (or terminated portion thereof) during the period from the termination date through June 18, 2015.

10,000,000 Shares

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Prospectus
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Morgan Stanley
Citigroup
Deutsche Bank Securities
Keefe, Bruyette & Woods
A Stifel Company
UBS Investment Bank
Credit Suisse
J.P. Morgan
Oppenheimer & Co.
RBC Capital Markets
BB&T Capital Markets
Sterne Agee
Wunderlich Securities
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January 15, 2014

Through and including February 9, 2014 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.